EXHIBIT 10.1

                                                                  EXECUTION COPY



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                                CREDIT AGREEMENT


                          Dated as of October 28, 2002


                                  by and among

                           Realty Income Corporation,
                                  as Borrower,

                     The financial institutions party hereto
                    and their assignees under Section 13.6.,
                                   as Lenders,

                             BANK OF AMERICA, N.A.,
                            as co-Syndication Agent,

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                            as co-Syndication Agent,

                              THE BANK OF NEW YORK,
                           as Documentation Agent and
                                co-lead Arranger,

                                       and

                     WELLS FARGO Bank, National Association,
                           as Administrative Agent and
                                co-lead Arranger


================================================================================

                                TABLE OF CONTENTS

Article I. Definitions...........................................................................5
----------------------

         Section 1.1.  Definitions...............................................................5
         --------------------------
         Section 1.2.  General; References to San Francisco Time.................................27
         --------------------------------------------------------

Article II. Credit Facility......................................................................28
---------------------------

         Section 2.1.  Revolving Loans...........................................................28
         ------------------------------
         Section 2.2.  Bid Rate Loans............................................................29
         -----------------------------
         Section 2.3.  Swingline Loans...........................................................32
         ------------------------------
         Section 2.4.  Rates and Payment of Interest on Loans....................................34
         -----------------------------------------------------
         Section 2.5.  Number of Interest Periods................................................35
         -----------------------------------------
         Section 2.6.  Repayment of Loans........................................................35
         ---------------------------------
         Section 2.7.  Prepayments...............................................................35
         --------------------------
         Section 2.8.  Late Charges..............................................................36
         ---------------------------
         Section 2.9.  Continuation..............................................................36
         ---------------------------
         Section 2.10.  Conversion...............................................................37
         --------------------------
         Section 2.11.  Notes....................................................................37
         ---------------------
         Section 2.12.  Voluntary Reductions of the Commitment...................................37
         ------------------------------------------------------
         Section 2.13.  Extension of Termination Date............................................38
         ---------------------------------------------
         Section 2.14.  Amount Limitations.......................................................39
         ----------------------------------
         Section 2.15.  Increase in Commitments..................................................40
         ---------------------------------------

Article III. Payments, Fees and Other General Provisions.........................................40
--------------------------------------------------------

         Section 3.1.  Payments..................................................................40
         -----------------------
         Section 3.2.  Pro Rata Treatment........................................................41
         ---------------------------------
         Section 3.3.  Sharing of Payments, Etc..................................................42
         ---------------------------------------
         Section 3.4.  Several Obligations.......................................................42
         ----------------------------------
         Section 3.5.  Minimum Amounts...........................................................43
         ------------------------------
         Section 3.6.  Fees......................................................................43
         -------------------
         Section 3.7.  Computations..............................................................44
         ---------------------------
         Section 3.8.  Usury.....................................................................44
         --------------------
         Section 3.9.  Statements of Account.....................................................44
         ------------------------------------
         Section 3.10.  Defaulting Lenders.......................................................44
         ----------------------------------
         Section 3.11.  Taxes....................................................................45
         ---------------------

Article IV.  Unencumbered Pool Properties........................................................47
-----------------------------------------

         Section 4.1.  Eligibility of Properties.................................................47
         ----------------------------------------
         Section 4.2.  Termination of Designation as Unencumbered Pool Property..................48
         -----------------------------------------------------------------------

Article V. Yield Protection, Etc.................................................................48
---------------------------------

         Section 5.1.  Additional Costs; Capital Adequacy........................................48
         -------------------------------------------------
         Section 5.2.  Suspension of LIBOR Loans.................................................49
         ----------------------------------------
         Section 5.3.  Illegality................................................................50
         -------------------------
         Section 5.4.  Compensation..............................................................50
         ---------------------------
         Section 5.5.  Treatment of Affected Loans...............................................51
         ------------------------------------------
         Section 5.6.  Change of Lending Office..................................................52
         ---------------------------------------
         Section 5.7.  Affected Lenders..........................................................52
         -------------------------------
         Section 5.8.  Assumptions Concerning Funding of LIBOR Loans.............................52
         ------------------------------------------------------------




                                       1

Article VI. Conditions Precedent.................................................................53
--------------------------------

         Section 6.1.  Initial Conditions Precedent..............................................53
         -------------------------------------------
         Section 6.2.  Conditions Precedent to All Loans.........................................53
         ------------------------------------------------
         Section 6.3.  Conditions as Covenants...................................................53
         --------------------------------------

Article VII. Representations and Warranties......................................................53
-------------------------------------------

         Section 7.1.  Representations and Warranties............................................53
         ---------------------------------------------
         Section 7.2.  Survival of Representations and Warranties, Etc...........................53
         --------------------------------------------------------------

Article VIII. Affirmative Covenants..............................................................53
-----------------------------------

         Section 8.1.  Preservation of Existence and Similar Matters.............................53
         ------------------------------------------------------------
         Section 8.2.  Compliance with Applicable Law............................................53
         ---------------------------------------------
         Section 8.3.  Maintenance of Property...................................................53
         --------------------------------------
         Section 8.4.  Conduct of Business.......................................................53
         ----------------------------------
         Section 8.5.  Insurance.................................................................53
         ------------------------
         Section 8.6.  Payment of Taxes and Claims...............................................53
         ------------------------------------------
         Section 8.7.  Books and Records; Inspections............................................53
         ---------------------------------------------
         Section 8.8.  Use of Proceeds...........................................................53
         ------------------------------
         Section 8.9.  Environmental Matters.....................................................53
         ------------------------------------
         Section 8.10.  Further Assurances.......................................................53
         ----------------------------------
         Section 8.11.  Material Contracts.......................................................53
         ----------------------------------
         Section 8.12.  REIT Status..............................................................53
         ---------------------------
         Section 8.13.  Exchange Listing.........................................................53
         --------------------------------
         Section 8.14.  Guarantors...............................................................53
         --------------------------

Article IX. Information..........................................................................53
-----------------------

         Section 9.1.  Quarterly Financial Statements............................................53
         ---------------------------------------------
         Section 9.2.  Year-End Statements.......................................................53
         ----------------------------------
         Section 9.3.  Compliance Certificate....................................................53
         -------------------------------------
         Section 9.4.  Other Information.........................................................53
         --------------------------------

Article X. Negative Covenants....................................................................53
-----------------------------

         Section 10.1.  Financial Covenants......................................................53
         -----------------------------------
         Section 10.2.  Negative Pledge..........................................................53
         -------------------------------
         Section 10.3.  Restrictions on Intercompany Transfers...................................53
         ------------------------------------------------------
         Section 10.4.  Merger, Consolidation, Sales of Assets and Other Arrangements............53
         -----------------------------------------------------------------------------
         Section 10.5.  Plans....................................................................53
         ---------------------
         Section 10.6.  Fiscal Year..............................................................53
         ---------------------------
         Section 10.7.  Modifications of Organizational Documents................................53
         ---------------------------------------------------------
         Section 10.8.  Modifications to Material Contracts......................................53
         ---------------------------------------------------
         Section 10.9.  Transactions with Affiliates.............................................53
         --------------------------------------------
         Section 10.10.  Limitations on Non-Guarantor Subsidiaries...............................53
         ----------------------------------------------------------


                                       2

Article XI. Default..............................................................................53
-------------------

         Section 11.1.  Events of Default........................................................53
         ---------------------------------
         Section 11.2.  Remedies Upon Event of Default...........................................53
         ----------------------------------------------
         Section 11.3.  Remedies Upon Default....................................................53
         -------------------------------------
         Section 11.4.  Marshaling; Payments Set Aside...........................................53
         ----------------------------------------------
         Section 11.5.  Allocation of Proceeds...................................................53
         --------------------------------------
         Section 11.6.  Performance by Agent.....................................................53
         ------------------------------------
         Section 11.7.  Rights Cumulative........................................................53
         ---------------------------------

Article XII. The Agent...........................................................................53
----------------------

         Section 12.1.  Appointment and Authorization............................................53
         ---------------------------------------------
         Section 12.2.  Agent's Reliance, Etc....................................................53
         -------------------------------------
         Section 12.3.  Notice of Defaults.......................................................53
         ----------------------------------
         Section 12.4.  Wells Fargo as Lender....................................................53
         -------------------------------------
         Section 12.5.  Approvals of Lenders.....................................................53
         ------------------------------------
         Section 12.6.  Lender Credit Decision, Etc..............................................53
         -------------------------------------------
         Section 12.7.  Indemnification of Agent.................................................53
         ----------------------------------------
         Section 12.8.  Successor Agent..........................................................53
         -------------------------------
         Section 12.9.  Titled Agents............................................................53
         -----------------------------

Article XIII. Miscellaneous......................................................................53
---------------------------

         Section 13.1.  Notices..................................................................53
         -----------------------
         Section 13.2.  Expenses.................................................................53
         ------------------------
         Section 13.3.  Stamp, Intangible and Recording Taxes....................................53
         -----------------------------------------------------
         Section 13.4.  Setoff...................................................................53
         ----------------------
         Section 13.5.  Litigation; Jurisdiction; Other Matters; Waivers.........................53
         ----------------------------------------------------------------
         Section 13.6.  Successors and Assigns...................................................53
         --------------------------------------
         Section 13.7.  Amendments and Waivers...................................................53
         --------------------------------------
         Section 13.8.  Nonliability of Agent and Lenders........................................53
         -------------------------------------------------
         Section 13.9.  Confidentiality..........................................................53
         -------------------------------
         Section 13.10.  Indemnification.........................................................53
         --------------------------------
         Section 13.11.  Termination; Survival...................................................53
         --------------------------------------
         Section 13.12.  Severability of Provisions..............................................53
         -------------------------------------------
         Section 13.13.  GOVERNING LAW...........................................................53
         ------------------------------
         Section 13.14.  Counterparts............................................................53
         -----------------------------
         Section 13.15.  Obligations with Respect to Loan Parties................................53
         ---------------------------------------------------------
         Section 13.16.  Independence of Covenants...............................................53
         ------------------------------------------
         Section 13.17.  Limitation of Liability.................................................53
         ----------------------------------------
         Section 13.18.  Entire Agreement........................................................53
         ---------------------------------
         Section 13.19.  Construction............................................................53
         -----------------------------


SCHEDULE 1.1.                  List of Loan Parties
SCHEDULE 4.1.                  Initial Unencumbered Pool Properties
SCHEDULE 7.1.(b)               Ownership Structure
SCHEDULE 7.1.(f)               Properties
SCHEDULE 7.1.(g)               Indebtedness and Guaranties; Total Liabilities
SCHEDULE 7.1.(h)               Material Contracts
SCHEDULE 7.1.(i)               Litigation
SCHEDULE 7.1.(o)               Environmental Matters
SCHEDULE 7.1.(r)               Affiliate Transactions

EXHIBIT A                        Form of Assignment and Assumption
EXHIBIT B                        Form of Notice of Borrowing
EXHIBIT C                        Form of Notice of Continuation
EXHIBIT D                        Form of Notice of Conversion
EXHIBIT E                        Form of Revolving Note
EXHIBIT F                        Form of Notice of Swingline Borrowing
EXHIBIT G                        Form of Swingline Note
EXHIBIT H                        Form of Bid Rate Quote Request
EXHIBIT I                        Form of Bid Rate Quote
EXHIBIT J                        Form of Bid Rate Quote Acceptance
EXHIBIT K                        Form of Bid Rate Note
EXHIBIT L                        Form of Designation Agreement
EXHIBIT M                        Form of Extension Request
EXHIBIT N-1                      Form of Opinion of Latham & Watkins
EXHIBIT N-2                      Form of Opinion of Ballard Spahr
EXHIBIT N-3                      Form of Opinion of Borrower's General Counsel
EXHIBIT O                        Form of Guaranty
EXHIBIT P                        Form of Compliance Certificate
EXHIBIT Q                        Form of Unencumbered Pool Certificate

     THIS CREDIT AGREEMENT dated as of October 28, 2002 by and among REALTY INCOME CORPORATION, a corporation formed under the laws of the State of Maryland (the "Borrower"), each of the financial institutions initially a signatory hereto together with their assignees under Section 13.6. (the "Lenders"), BANK OF AMERICA, N.A., as co-Syndication Agent, WACHOVIA BANK, NATIONAL ASSOCIATION, as co-Syndication Agent (each a "Syndication Agent"), THE BANK OF NEW YORK, as Documentation Agent and co-lead Arranger (the "Documentation Agent"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo") as contractual representative of the Lenders to the extent and in the manner provided in Article XII. (in such capacity, the "Agent") and co-lead Arranger.

     WHEREAS, the Agent and the Lenders desire to make available to the Borrower a $250,000,000 revolving credit facility, which will include a swingline subfacility and a competitive bid subfacility, on the terms and conditions contained herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

                              ARTICLE 1. DEFINITIONS

SECTION 1  DEFINITIONS.

     In addition to terms defined elsewhere herein, the following terms shall have the following meanings for the purposes of this Agreement:

     "ABSOLUTE RATE" has the meaning given that term in Section 2.2.(c)(ii)(C).

     "ABSOLUTE RATE AUCTION" means a solicitation of Bid Rate Quotes setting forth Absolute Rates pursuant to Section 2.2.

     "ABSOLUTE RATE LOAN" means a Bid Rate Loan, the interest rate on which is determined on the basis of an Absolute Rate pursuant to an Absolute Rate Auction.

     "ACCESSION AGREEMENT" means an Accession Agreement substantially in the form of Annex I to the Guaranty.

     "AGENT" has the meaning set forth in the introductory paragraph hereof and shall include any successor Agent appointed pursuant to Section 12.8.

     "ADDITIONAL COSTS" has the meaning given that term in Section 5.1.

     "AFFILIATE" means any Person (other than the Agent or any Lender): (a) directly or indirectly controlling, controlled by, or under common control with, the Borrower; (b) directly or indirectly owning or holding ten percent (10.0%) or more of any equity interest in the Borrower; or (c) ten percent (10.0%) or more of whose voting stock or other equity interest is directly or indirectly owned or held by the Borrower. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise. In no event shall the Agent or any Lender be deemed to be an Affiliate of the Borrower.

     "AGENT" means Wells Fargo Bank, National Association, as contractual representative for the Lenders under the terms of this Agreement, and any of its successors in such capacity.

     "AGREEMENT DATE" means the date as of which this Agreement is dated.

     "ANNUALIZED BASE RENTS" means, for any tenant in a Property owned by the Borrower, a Loan Party or any other Subsidiary, an amount equal to the monthly Base Rent due from such tenant multiplied by 12.

     "APPLICABLE FACILITY FEE" means the percentage set forth in the table below corresponding to the Level at which the "Applicable Margin" is determined in accordance with the definition thereof:


                        LEVEL          FACILITY FEE
                        ---------------------------
                          1                .15%
                          2                .15%
                          3                .20%
                          4                .20%
                          5                .40%

Any change in the applicable Level at which the Applicable Margin is determined shall result in a corresponding and simultaneous change in the Applicable Facility Fee. As of the Agreement Date, the Applicable Facility Fee equals .20%.

     "APPLICABLE LAW" means all applicable provisions of constitutions, statutes, rules, regulations and orders of all governmental bodies and all orders and decrees of all courts, tribunals and arbitrators.

     "APPLICABLE MARGIN" means the percentage rate set forth below corresponding to the range into which the Borrower's Credit Rating then falls. Any change in the Borrower's Credit Rating which would cause it to move to a different range in the table shall be effective as of the first day of the month following the date on which such change occurs. If the Rating Agencies assign Credit Ratings which correspond to different Levels in the above table resulting in different Applicable Margin determinations, the Applicable Margin will be determined based on the Level corresponding to the highest Credit Rating assigned by at least two Rating Agencies; provided, however, that if no two Rating Agencies have assigned the same Credit Rating with respect to the Borrower, then the Applicable Margin will be determined based on the Level corresponding to the middle of the three published Credit Ratings.

                        BORROWER'S CREDIT RATING          APPLICABLE MARGIN
     LEVEL         (S&P/MOODY'S/FITCH OR EQUIVALENT)             FOR
                                   LIBOR LOANS

------------------------------------------------------------------------------
       1         A-/A3 or equivalent                             .70%
------------------------------------------------------------------------------
       2         BBB+/Baa1 or equivalent                         .80%
------------------------------------------------------------------------------
       3         BBB/Baa2 or equivalent                          .90%
------------------------------------------------------------------------------
       4         BBB-/Baa3 or equivalent                        1.00%
------------------------------------------------------------------------------
       5         Lower than BBB-/Baa3 or equivalent             1.25%
------------------------------------------------------------------------------

As of the Agreement Date, the Applicable Margin for LIBOR Loans equals 1.00%.

     "ASSIGNEE" has the meaning given that term in Section 13.6.(c).

     "ASSIGNMENT AND ASSUMPTION" means an Assignment and Assumption Agreement among a Lender, an Assignee and the Agent, substantially in the form of Exhibit A.

     "BASE RATE" means the greater of (a) the rate of interest per annum publicly announced from time to time by Wells Fargo Bank, National Association at its principal office in San Francisco, California as its "prime rate" (which rate of interest may not be the lowest rate charged by Wells Fargo Bank, National Association or any of the other Lenders on similar loans) and (b) the Federal Funds Rate plus one-half of one percent (0.5%). Each change in the Base Rate shall become effective without prior notice to the Borrower or the Lenders automatically as of the opening of business on the date of such change in the Base Rate.

     "BASE RATE LOAN" means a Revolving Loan bearing interest at a rate based on the Base Rate.

     "BASE RENT" means that portion of the rental payments of a tenant in a Property owned by the Borrower, a Loan Party or any other Subsidiary which is designated as the base rental payment (or other similar term) in the lease agreement (or other similar document) to which such tenant is a party.

     "BENEFIT ARRANGEMENT" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

     "BID RATE BORROWING" has the meaning given that term in Section 2.2.(b).

     "BID RATE LOAN" means a loan made by a Lender under Section 2.2.

     "BID RATE NOTE" means a promissory note of the Borrower substantially in the form of Exhibit K, payable to the order of a Lender in a principal amount equal to the amount of such Lender's Commitment as originally in effect and otherwise duly completed.

     "BID RATE QUOTE" means an offer in accordance with Section 2.2.(c) by a Lender to make a Bid Rate Loan with one single specified interest rate.

     "BID RATE QUOTE REQUEST" has the meaning given that term in Section
2.2.(b).

     "BORROWER" has the meaning set forth in the introductory paragraph hereof and shall include the Borrower's successors and permitted assigns.

     "BORROWING BASE" means the aggregate Unencumbered Pool Values of all Unencumbered Pool Properties divided by 1.75. Notwithstanding anything set forth in this definition to the contrary, (a) not more than 25% of the Annualized Base Rents of the Unencumbered Pool Properties in the Borrowing Base can be attributable to tenants conducting business in any single "Industry" (as determined by reference to the SIC Code applicable to each such tenant) and (b) not more than 15% of the Annualized Base Rents of the Unencumbered Pool Properties in the Borrowing Base can be attributable to any single tenant (together with its Affiliates) of such Unencumbered Pool Properties.

     "BUSINESS DAY" means (a) any day other than a Saturday, Sunday or other day on which banks in San Francisco, California are authorized or required to close and (b) with reference to a LIBOR Loan, any such day that is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

     "CAPITALIZED EBITDA" means, with respect to a Person and as of a given date, (a) such Person's EBITDA for the fiscal quarter most recently ended multiplied by (b) 4 and divided by (c) 10.0%. In determining Capitalized EBITDA with respect to a Property owned by a Subsidiary that is not a Wholly Owned Subsidiary, only the Borrower's Ownership Share of the EBITDA of such Property shall be used when determining Capitalized EBITDA.

     "CAPITALIZED LEASE OBLIGATION" means obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP. The amount of a Capitalized Lease Obligation is the capitalized amount of such obligation determined in accordance with GAAP.

     "COMMITMENT" means, as to each Lender, such Lender's obligation to make Revolving Loans pursuant to Section 2.1. and to participate in Swingline Loans pursuant to Section 2.3., in an amount up to, but not exceeding the amount set forth for such Lender on its signature page hereto as such Lender's "Commitment Amount" or as set forth in the applicable Assignment and Acceptance Agreement, as the same may be reduced from time to time pursuant to Section 2.12. or otherwise pursuant to the terms of this Agreement or as appropriate to reflect any assignments to or by such Lender effected in accordance with Section 13.6.

     "COMMITMENT PERCENTAGE" means, as to each Lender, the ratio, expressed as a percentage, of (a) the amount of such Lender's Commitment to (b) the aggregate amount of the Commitments of all Lenders hereunder; provided, however, that if at the time of determination the Commitments have terminated or been reduced to zero, the "Commitment Percentage" of each Lender shall be the Commitment Percentage of such Lender in effect immediately prior to such termination or reduction.

     "COMPLIANCE CERTIFICATE" has the meaning given that term in Section 9.3.

     "CONTINUE", "CONTINUATION" AND "CONTINUED" each refers to the continuation of a LIBOR Loan from one Interest Period to another Interest Period pursuant to
Section 2.9.

     "CONVERT", "CONVERSION" AND "CONVERTED" each refers to the conversion of a Revolving Loan of one Type into a Revolving Loan of another Type pursuant to
Section 2.10.

     "CREDIT EVENT" means any of the following: (a) the making (or deemed making) of any Loan, (b) the Conversion of a Revolving Loan and (c) the Continuation of a LIBOR Loan.

     "CREDIT RATING" means the rating assigned by a Rating Agency to each series of rated senior unsecured long term indebtedness of the Borrower.

     "DEFAULT" means any of the events specified in Section 11.1., whether or not there has been satisfied any requirement for the giving of notice, the lapse of time, or both.

     "DEFAULTING LENDER" has the meaning set forth in Section 3.10.

     "DERIVATIVES CONTRACT" means any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement. Not in limitation of the foregoing, the term "Derivatives Contract" includes any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement, including any such obligations or liabilities under any such master agreement.

     "DERIVATIVES TERMINATION VALUE" means, in respect of any one or more Derivatives Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Derivatives Contracts, (a) for any date on or after the date such Derivatives Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Derivatives Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Derivatives Contracts (which may include the Agent or any Lender).

     "DESIGNATED LENDER" means a special purpose corporation which is an affiliate of, or sponsored by, a Lender, that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and that issues (or the parent of which issues) commercial paper rated at least P-1 (or the then equivalent grade) by Moody's or A-1 (or the then equivalent grade) by S&P that, in either case, (a) is organized under the laws of the United States of America or any state thereof, (b) shall have become a party to this Agreement pursuant to Section 13.6.(d) and (c) is not otherwise a Lender.

     "DESIGNATED LENDER NOTE" means a Bid Rate Note of the Borrower evidencing the obligation of the Borrower to repay Bid Rate Loans made by a Designated Lender.

     "DESIGNATING LENDER" has the meaning given that term in Section 13.6.(d).

     "Designation Agreement" means a Designation Agreement between a Lender and a Designated Lender and accepted by the Agent, substantially in the form of Exhibit L or such other form as may be agreed to by such Lender, such Designated Lender and the Agent.

     "DEVELOPMENT PROPERTY" means a Property currently under development (i) upon which a certificate of occupancy has not been obtained in accordance with Applicable Law and local building and zoning ordinances and (ii) on which the improvements (other than tenant improvements on unoccupied space) related to the development have not been substantially completed. The term "Development Property" shall include real property of the type described in the immediately preceding sentence to be (but not yet) acquired by the Borrower, any Subsidiary or any Unconsolidated Affiliate upon completion of construction pursuant to a contract in which the seller of such real property is required to develop or renovate prior to, and as a condition precedent to, such acquisition.

     "DOLLARS" or "$" means the lawful currency of the United States of America.

     "EBITDA" means, with respect to any Person for any period and without duplication, net earnings (loss) of such Person for such period (excluding equity in net earnings or net loss of Unconsolidated Affiliates) including (if deducted in determining net earnings for such period) or excluding (if added in determining net earnings (loss) for such period), as applicable, the following amounts (but only to the extent included in determining net earnings (loss) for such period): (a) depreciation and amortization expense and other non-cash charges of such Person for such period; (b) interest expense of such Person for such period; (c) income tax expense of such Person in respect of such period;
(d) extraordinary and nonrecurring gains and losses of such Person for such period, including without limitation, gains and losses from the sale of assets (it being agreed that the sales of assets by Crest Net Lease, Inc. are not extraordinary or nonrecurring), write-offs and forgiveness of debt; and (e) the portion of EBITDA allocable to interests in Unconsolidated Affiliates, except to the extent that cash dividends or distributions are actually received by such Person. For purposes of this definition, net earnings (loss) shall be determined before minority interests and distributions to holders of Preferred Stock.

     "EFFECTIVE DATE" means the later of (a) the Agreement Date and (b) the date on which all of the conditions precedent set forth in Section 6.1. shall have been fulfilled or waived in writing in accordance with the provisions of Section 13.7.

     "ELIGIBLE ASSIGNEE" means any Person that is: (a) an existing Lender; (b) a commercial bank, trust company, savings and loan association, savings bank, insurance company, investment bank or pension fund organized under the laws of the United States of America, any state thereof or the District of Columbia, and having total assets in excess of $5,000,000,000; or (c) a commercial bank organized under the laws of any other country which is a member of the Organisation for Economic Co-operation and Development, or a political subdivision of any such country, and having total assets in excess of $10,000,000,000, provided that such bank is acting through a branch or agency located in the United States of America. If such entity is not currently a Lender, such entity's (or in the case of a bank which is a subsidiary, such bank's parent's) senior unsecured long term indebtedness must be rated BBB or higher by S&P, Baa2 or higher by Moody's or the equivalent or higher of either such rating by another rating agency acceptable to the Agent. Notwithstanding the foregoing, if a Default or Event of Default exists an Eligible Assignee may also include any Person approved by the Agent.

     "ELIGIBLE PROPERTY" means a Property which satisfies all of the following requirements as reasonably confirmed by the Agent: (a) such Property is owned in fee simple by the Borrower or a Wholly Owned Subsidiary; (b) such Property is a completed retail property leased to third party tenants on a net lease basis;
(c) such Property is located in a State of the United States of America or in the District of Columbia; (d) regardless of whether such Property is owned by the Borrower or a Subsidiary, the Borrower has the right directly, or indirectly through a Subsidiary, to take the following actions without the need to obtain the consent of any Person: (i) to create Liens on such Property as security for Indebtedness of the Borrower or such Subsidiary, as applicable, and (ii) to sell, transfer or otherwise dispose of such Property; (e) neither such Property, nor if such Property is owned by a Subsidiary, any of the Borrower's direct or indirect ownership interest in such Subsidiary is subject to (i) any Lien other than Permitted Liens or (ii) any Negative Pledge; (f) the Occupancy Rate of such Property equals or exceeds 85%; (g) such Property is not a Development Property;
(h) such Property is not subject to a ground lease; (i) such Property is free of all structural defects, title defects, environmental conditions or other adverse matters except for defects, conditions or matters individually or collectively which are not material to the profitable operation of such Property; and (j) such Property had an original purchase price not greater than $20,000,000. Notwithstanding the foregoing, (i) the Silverton Business Center shall be deemed to be an Eligible Property even if it does not satisfy the requirements set forth in clauses (b) (as it relates to such Property being leased on a net leased basis), (f) and (j) above, so long as the Occupancy Rate for the Silverton Business Center equals or exceeds 80% and the Silverton Business Center satisfies all other remaining requirements of this definition and (ii) any other Property approved by the Requisite Lenders pursuant to Section 4.1.(c) shall be deemed to be an Eligible Property even if such Property does not satisfy all of the requirements herein, so long as such Property continues to satisfy all those remaining requirements in this definition that were satisfied by such Property at the time of such Requisite Lender approval.

     "ENVIRONMENTAL LAWS" means any Applicable Law relating to environmental protection or the manufacture, storage, disposal or clean-up of Hazardous Materials including, without limitation, the following: Clean Air Act, 42 U.S.C.ss.7401 et seq.; Federal Water Pollution Control Act, 33 U.S.C.ss.1251 et seq.; Solid Waste Disposal Act, 42 U.S.C.ss.6901 et seq.; Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.ss. 9601 et seq.; National Environmental Policy Act, 42 U.S.C.ss.4321 et seq.; regulations of the Environmental Protection Agency and any applicable rule of common law and any judicial interpretation thereof relating primarily to the environment or Hazardous Materials.

     "EQUITY INTEREST" means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.

     "EQUITY ISSUANCE" means any issuance or sale by a Person of any Equity Interest.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect from time to time.

     "ERISA GROUP" means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

     "EVENT OF DEFAULT" means any of the events specified in Section 11.1., provided that any requirement for notice or lapse of time or any other condition has been satisfied.

     "EXTENSION REQUEST" has the meaning given that term in Section 2.13.(a).

     "FAIR MARKET VALUE" means, with respect to any asset, the price that could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a willing buyer, neither of which is under pressure or compulsion to complete the transaction. Except as otherwise provided herein, Fair Market Value shall be determined by the Board of Directors of the Borrower (or an authorized committee thereof) acting in good faith conclusively evidenced by a board resolution thereof delivered to the Agent or, with respect to any asset valued at up to $1,000,000, such determination may be made by the chief financial officer of the Borrower evidenced by an officer's certificate delivered to the Agent.

     "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upward to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day, and
(b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to the Agent by federal funds dealers selected by the Agent on such day on such transaction as determined by the Agent.

     "FEES" means the fees and commissions provided for or referred to in
Section 3.6. and any other fees payable by the Borrower hereunder or under any other Loan Document.

     "FITCH" means Fitch Rating Group.

     "FIXED CHARGES" means, with respect to a Person and for a given period, the sum of (a) the Interest Expense of such Person for such period, plus (b) the aggregate of all scheduled principal payments on Indebtedness made by such Person during such period (excluding balloon, bullet or similar payments of principal due upon the stated maturity of Indebtedness), plus (c) the aggregate of all dividends paid or accrued by such Person on any Preferred Stock during such period, plus (d) the Reserve for Replacements for such Person's Properties.

     "FUNDS FROM OPERATIONS" means net income (computed in accordance with GAAP) before preferred distributions, excluding gains (or adding back losses) from debt restructuring and extraordinary and non-recurring sales of property (it being agreed that sales by Crest Net Lease, Inc. are not extraordinary or non-recurring), plus depreciation, amortization (other than amortization of deferred financing costs), and non-cash charges, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnership and joint ventures will be calculated to reflect funds from operations on the same basis. For purposes of this Agreement, other than as set forth in the prior sentence, Funds From Operations shall be calculated consistent with the White Paper on Funds From Operations dated October 1999 issued by National Association of Real Estate Investments Trusts, Inc. ("NAREIT"), as supplemented by the National Policy Bulletin dated November 8, 1999 issued by NAREIT, but without giving effect to any supplements, amendments or other modifications promulgated after the Agreement Date.

     "GAAP" means United States generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

     "GOVERNMENTAL APPROVALS" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

     "GOVERNMENTAL AUTHORITY" means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau or entity (including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) or any arbitrator with authority to bind a party at law.

     "GROSS ASSET VALUE" means, at a given time, the sum (without duplication) of (a) Capitalized EBITDA of the Borrower and its Subsidiaries on a consolidated basis at such time, plus (b) all cash, cash equivalents (excluding tenant deposits and other cash and cash equivalents the disposition of which is restricted) and marketable securities of the Borrower and its Subsidiaries at such time, plus (c) the current book value of all real property of the Borrower and its Subsidiaries upon which construction is then in progress and all land held for development, plus (d) the Borrower's respective Ownership Shares of the current book values of all real property of each Unconsolidated Affiliate upon which construction is in progress, plus (e) the purchase price paid by the Borrower or any Subsidiary (less any amounts paid to the Borrower or such Subsidiary as a purchase price adjustment, held in escrow, retained as a contingency reserve, or in connection with other similar arrangements) for any Property (other than a Development Property) acquired by the Borrower or such Subsidiary during the immediately preceding fiscal quarter of the Borrower plus
(f) the contractual purchase price of Properties of the Borrower and its Subsidiaries subject to purchase obligations, repurchase obligations, forward commitments and unfunded obligations to the extent such obligations and commitments are included in determinations of Total Liabilities. No more than 5% of the Gross Asset Value may be attributable to the current book value of land held for development.

     "GUARANTOR" means any Person that is party to the Guaranty as a "Guarantor" and shall in any event include Realty Income Texas Properties, L.P., Realty Income Texas Properties, Inc. and each Wholly Owned Subsidiary of the Borrower other than (i) Crest Net Lease, Inc. and (ii) no more than two Taxable REIT Subsidiaries, other than Crest Net Lease, Inc.

     "GUARANTY", "GUARANTEED" or to "GUARANTEE" as applied to any obligation means and includes: (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation, or (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation whether by: (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss, (iii) the supplying of funds to or in any other manner investing in the obligor with respect to such obligation, (iv) repayment of amounts drawn down by beneficiaries of letters of credit, or (v) the supplying of funds to or investing in a Person on account of all or any part of such Person's obligation under a Guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation. As the context requires, "Guaranty" shall also mean the guaranty executed and delivered pursuant to Section 6.1. and substantially in the form of Exhibit O.

     "HAZARDOUS MATERIALS" means all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable Environmental Laws as "hazardous substances", "hazardous materials", "hazardous wastes", "toxic substances" or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, "TCLP" toxicity, or "EP toxicity"; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; (d) asbestos in any form; and (e) electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million.

     "INDEBTEDNESS" means, with respect to a Person, at the time of computation thereof, all of the following (without duplication): (a) all obligations of such Person in respect of money borrowed; (b) all obligations of such Person (other than trade debt incurred in the ordinary course of business), whether or not for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments, or (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property; (c) Capitalized Lease Obligations of such Person; (d) all reimbursement obligations of such Person under or in respect of any letters of credit or acceptances (whether or not the same have been presented for payment); (e) all Off Balance Sheet Liabilities of such Person; (f) net obligations under any Derivative Contract in an amount equal to the Derivatives Termination Value thereof; and (g) all Indebtedness of other Persons which (i) such Person has Guaranteed or is otherwise recourse to such Person or (ii) is secured by a Lien on any property of such Person.

     "INTELLECTUAL PROPERTY" has the meaning given that term in Section 7.1.(s).

     "INTEREST EXPENSE" means, with respect to a Person and for any period, (a) all paid, accrued or capitalized interest expense (including, without limitation, capitalized interest expense (other than capitalized interest funded from a construction loan interest reserve account held by another lender and not included in the calculation of cash for balance sheet reporting purposes) and interest expense attributable to Capitalized Lease Obligations) of such Person and in any event shall include all letter of credit fees and all interest expense with respect to any Indebtedness in respect of which such Person is wholly or partially liable whether pursuant to any repayment, interest carry, performance Guarantee or otherwise, plus (b) to the extent not already included in the foregoing clause (a) such Person's Ownership Share of all paid, accrued or capitalized interest expense for such period of Unconsolidated Affiliates of such Person.

     "INTEREST PERIOD" means,

     (a) with respect to any LIBOR Loan that is a Revolving Loan, each period commencing on the date such LIBOR Loan is made or the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select in a Notice of Borrowing, Notice of Continuation or Notice of Conversion, as the case may be, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. In addition to such periods, the Borrower may request Interest Periods having durations of up to 7 Business Days for LIBOR Loans which are Swingline Loans;

     (a) with respect to any LIBOR Loan that is a Swingline Loan, each period commencing on the date such LIBOR Loan is made and ending on the date up to 7 Business Days thereafter, as the Borrower may select in a Notice of Swingline Borrowing; and

     (b) with respect to any Absolute Rate Loan or Libor Margin Loan, the period commencing on the date such Loan is made and ending on the numerically corresponding day in the first, second, or third calendar month thereafter, as the Borrower may select as provided in Section 2.2.(b), except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

Notwithstanding the foregoing: (a) if any Interest Period would otherwise end after the Termination Date or Swingline Termination Date, as applicable, such Interest Period shall end on the Termination Date or Swingline Termination Date, as applicable; (b) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (c) notwithstanding the immediately preceding clauses (a) and (b), other than with respect to Swingline Loans, no Interest Period shall have a duration of less than one month and, if the Interest Period for any Loan would otherwise be a shorter period, such Loan shall not be available hereunder for such period.

     "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended.

     "INVESTMENT" means, with respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, whether by means of (a) the purchase or other acquisition of any Equity Interest in another Person, (b) a loan, advance or extension of credit to, capital contribution to, Guaranty of Indebtedness of, or purchase or other acquisition of any Indebtedness of, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of another Person. Any commitment or option to make an Investment in any other Person shall constitute an Investment. Except as expressly provided otherwise, for purposes of determining compliance with any covenant contained in a Loan Document, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

     "INVESTMENT GRADE RATING" means a Credit Rating of BBB- or higher by S&P, Baa3 or higher by Moody's, or the equivalent or higher of either such rating by another Rating Agency.

     "LENDER" means each financial institution from time to time party hereto as a "Lender" or a "Designated Lender," together with its respective successors and permitted assigns, and, as the context requires, includes the Swingline Lender; provided, however, that the term "Lender" shall exclude each Designated Lender when used in reference to any Loan other than a Bid Rate Loan, the Commitments or terms relating to any Loan other than a Bid Rate Loan and the Commitments and shall further exclude each Designated Lender for all other purposes hereunder except that any Designated Lender which funds a Bid Rate Loan shall, subject to
Section 13.6.(d), have the rights (including the rights given to a Lender contained in Sections 13.2. and 13.10.) and obligations of a Lender associated with holding such Bid Rate Loan.

     "LENDING OFFICE" means, for each Lender and for each Type of Loan, the office of such Lender specified as such on its signature page hereto or in the applicable Assignment and Assumption, or such other office of such Lender as such Lender may notify the Agent in writing from time to time.

     "LIBOR" means, for any LIBOR Loan or LIBOR Margin Loan for any Interest Period therefor, the average rate of interest per annum at which deposits in immediately available funds in Dollars are offered to the Lender then acting as Agent (at approximately 9:00 a.m. San Francisco time, two Business Days prior to the first day of such Interest Period) by first class banks in the interbank Eurodollar market where the Eurodollar operations of the Lender then acting as Agent are customarily conducted, for delivery on the first day of such Interest Period, such deposits being for a period of time equal or comparable to such Interest Period and in an amount equal to or comparable to the principal amount of the LIBOR Loan to which such Interest Period relates. Each determination of LIBOR by the Lender then acting as Agent shall, in absence of demonstrable error, be conclusive and binding.

     "LIBOR AUCTION" means a solicitation of Bid Rate Quotes setting forth LIBOR Margin Loans based on LIBOR pursuant to Section 2.2.

     "LIBOR LOAN" means a Revolving Loan or Swingline Loan bearing interest at a rate based on LIBOR.

     "LIBOR MARGIN LOAN" means a Bid Rate Loan the interest rate on which is determined on the basis of LIBOR pursuant to a LIBOR Auction.

     "LIEN" as applied to the property of any Person means: (a) any security interest, encumbrance, mortgage, deed to secure debt, deed of trust, pledge, lien, charge or lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security title or encumbrance of any kind in respect of any property of such Person, or upon the income or profits therefrom; (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; (c) the filing of any financing statement under the UCC or its equivalent in any jurisdiction; and (d) any agreement by such Person to grant, give or otherwise convey any of the foregoing.

     "LOAN" means a Revolving Loan, a Bid Rate Loan or a Swingline Loan.

     "LOAN DOCUMENT" means this Agreement, each Note, and each other document or instrument now or hereafter executed and delivered by a Loan Party in connection with, pursuant to or relating to this Agreement.

     "LOAN PARTY" means each of the Borrower, each other Person who guarantees all or a portion of the Obligations and/or who pledges any collateral to secure all or a portion of the Obligations. Schedule 1.1. sets forth the Loan Parties in addition to the Borrower as of the Agreement Date.

     "MATERIAL ADVERSE EFFECT" means a materially adverse effect on (a) the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower or any other Loan Party to perform its obligations under any Loan Document to which it is a party, (c) the validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lenders and the Agent under any of the Loan Documents or (e) the timely payment of the principal of or interest on the Loans or other amounts payable in connection therewith.

     "MATERIAL CONTRACT" means any contract or other arrangement (other than Loan Documents), whether written or oral, to which the Borrower, any Subsidiary or any other Loan Party is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.

     "MATERIAL PLAN" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $5,000,000.

     "MAXIMUM LOAN AVAILABILITY" means, at any time, the lesser of (i) an amount equal to the positive difference, if any, of (x) the Borrowing Base minus (y) all Unsecured Liabilities (other than the Loans), of the Borrower and its Subsidiaries on a consolidated basis and (ii) the aggregate amount of the Commitments at such time.

     "MOODY'S" means Moody's Investors Service, Inc.

     "MORTGAGE" means a mortgage, deed of trust, deed to secure debt or similar security instrument made or to be made by a Person owning an interest in real estate granting a Lien on such interest in real estate as security for the payment of Indebtedness.

     "MULTIEMPLOYER PLAN" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

     "NEGATIVE PLEDGE" means, with respect to a given asset, any provision of a document, instrument or agreement (other than any Loan Document) which prohibits or purports to prohibit the creation of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person.

     "NET OPERATING INCOME" means, for any Property and for a given period, the sum (without duplication) of (a) rents and other revenues received in the ordinary course from such Property (excluding pre-paid rents and revenues and security deposits except to the extent applied in satisfaction of tenants' obligations for rent) minus (b) all expenses paid or accrued by the Borrower and its Subsidiaries and related to the ownership, operation or maintenance of such Property (other than those expenses normally covered by a management fee), including but not limited to, taxes, assessments and the like, insurance, utilities, payroll costs, maintenance, repair and landscaping expenses, marketing expenses, and general and administrative expenses (including an appropriate allocation for legal, accounting, advertising, marketing and other expenses incurred in connection with such Property, but specifically excluding general overhead expenses of the Borrower and its Subsidiaries) minus (c) the Reserve for Replacements for such Property for such period minus (d) the greater of (i) the actual property management fee paid during such period with respect to such Property and (ii) an imputed management fee in an amount equal to 2% of the gross revenues for such Property for such period, all as determined in accordance with GAAP.

     "NET PROCEEDS" means with respect to an Equity Issuance by a Person, the aggregate amount of all cash or the Fair Market Value of all other property received by such Person in respect of such Equity Issuance net of investment banking fees, legal fees, accountants fees, underwriting discounts and commissions and other customary fees and expenses actually incurred by such Person in connection with such Equity Issuance.

     "NONRECOURSE INDEBTEDNESS" means, with respect to a Person, Indebtedness for borrowed money in respect of which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities, and other similar customary exceptions to recourse liability in a form reasonably acceptable to the Agent) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness.

     "NOTE" means a Revolving Note, a Bid Rate Note or a Swingline Note.

     "NOTICE OF BORROWING" means a notice substantially in the form of Exhibit B to be delivered to the Agent pursuant to Section 2.1.(b) evidencing the Borrower's request for a borrowing of Revolving Loans.

     "NOTICE OF CONTINUATION" means a notice substantially in the form of Exhibit C to be delivered to the Agent pursuant to Section 2.9. evidencing the Borrower's request for the Continuation of a LIBOR Loan.

     "NOTICE OF CONVERSION" means a notice substantially in the form of Exhibit D to be delivered to the Agent pursuant to Section 2.10. evidencing the Borrower's request for the Conversion of a Loan from one Type to another Type.

     "NOTICE OF SWINGLINE BORROWING" means a notice substantially in the form of Exhibit F be delivered to the Swingline Lender pursuant to Section 2.3.(b) evidencing the Borrower's request for a Swingline Loan.

     "OBLIGATIONS" means, individually and collectively: (a) the aggregate principal balance of, and all accrued and unpaid interest on, all Loans and (b) all other indebtedness, liabilities, obligations, covenants and duties of the Borrower or any of the other Loan Parties owing to the Agent or any Lender of every kind, nature and description, under or in respect of this Agreement or any of the other Loan Documents, including, without limitation, the Fees and indemnification obligations, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any promissory note.

     "OCCUPANCY RATE" means, with respect to a Property at any time, the ratio, expressed as a percentage, of (a) the net rentable square footage of such Property which is actually occupied and upon which rent is paid pursuant to binding leases as to which no default exists to (b) the aggregate net rentable square footage of such Property.

     "OFF BALANCE SHEET LIABILITIES" means, with respect to any Person, (a) any repurchase obligation or liability, contingent or otherwise, of such Person with respect to any accounts or notes receivable sold, transferred or otherwise disposed of by such Person, (b) any repurchase obligation or liability, contingent or otherwise, of such Person with respect to property or assets leased by such Person as lessee and (c) all obligations, contingent or otherwise, of such Person under any synthetic lease, tax retention operating lease, off balance sheet loan or similar off balance sheet financing if the transaction giving rise to such obligation (i) is considered indebtedness for borrowed money for tax purposes but is classified as an operating lease or (ii) does not (and is not required pursuant to GAAP to) appear as a liability on the balance sheet of such Person.

     "OWNERSHIP SHARE" means, with respect to any Subsidiary of a Person (other than a Wholly Owned Subsidiary) or any Unconsolidated Affiliate of a Person, the greater of (a) such Person's relative nominal direct and indirect ownership interest (expressed as a percentage) in such Subsidiary or Unconsolidated Affiliate or (b) subject to compliance with Section 9.4.(r), such Person's relative direct and indirect economic interest (calculated as a percentage) in such Subsidiary or Unconsolidated Affiliate determined in accordance with the applicable provisions of the declaration of trust, articles or certificate of incorporation, articles of organization, partnership agreement, joint venture agreement or other applicable organizational document of such Subsidiary or Unconsolidated Affiliate.

     "PARTICIPANT" has the meaning given that term in Section 13.6.(b).

     "PBGC" means the Pension Benefit Guaranty Corporation and any successor agency.

     "PERMITTED LIENS" means, with respect to any Unencumbered Pool Property owned by a Person, (a) Liens securing taxes, assessments and other charges or levies imposed by any Governmental Authority (excluding any Lien imposed pursuant to any of the provisions of ERISA or pursuant to any Environmental
Laws) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which are not at the time required to be paid or discharged under Section 8.6.; (b) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workmen's compensation, unemployment insurance or similar Applicable Laws; (c) Liens consisting of encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which do not materially detract from the value of such property or impair the use thereof in the business of such Person; (d) the rights of tenants under leases or subleases not interfering with the ordinary conduct of business of such Person; (e) Liens in favor of the Agent for the benefit of the Lenders;
(f) any option, contract or other agreement to sell an asset provided such sale is otherwise permitted by this Agreement; and (g) any attachment or judgment Lien arising from a judgment or order against such Person by any court or other tribunal so long as (i) such judgment or order is paid, stayed or dismissed through appropriate appellate proceedings prior to the earlier of (A) 60 days from the date of entry or (B) the date on which the Borrower is required to deliver the next Unencumbered Pool Certificate pursuant hereto and (ii) the amount thereof is equal to or less than $250,000.

     "PERSON" means an individual, corporation, partnership, limited liability company, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     "PLAN" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

     "POST-DEFAULT RATE" means, in respect of any principal of any Loan or any other Obligation that is not paid when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum equal to four percent (4.0%) plus the Base Rate as in effect from time to time.

     "PREFERRED STOCK" means, with respect to any Person, shares of capital stock of, or other equity interests in, such Person that are entitled to preference or priority over any other capital stock of, or other equity interest in, such Person in respect of the payment of dividends or distribution of assets upon liquidation or both.

     "PRINCIPAL OFFICE" means 120 E. Park Place, Suite 100, El Segundo, California 90245.

     "PRO RATA SHARE" means, as to each Lender, the ratio, expressed as a percentage, of (a) the amount of such Lender's Commitment to (b) the aggregate amount of the Commitments of all Lenders hereunder; provided, however, that if at the time of determination the Commitments have terminated or been reduced to zero, the "Pro Rata Share" of each Lender shall be the Pro Rata Share of such Lender in effect immediately prior to such termination or reduction.

     "PROPERTY" means, with respect to any Person, any parcel of real property, together with any building, facility, structure, equipment or other asset located on such parcel of real property, in each case owned by such Person.

     "PROPERTY MANAGEMENT AGREEMENTS" means, collectively, all agreements entered into by the Borrower or any other Loan Party pursuant to which the Borrower or such other Loan Party engages a Person to advise it with respect to the management of a given Property.

     "RATING AGENCY" means S&P, Moody's or Fitch.

     "RECURRING CAPITAL EXPENDITURES" means capital expenditures made in respect of a Property for maintenance of such Property and replacement of items due to ordinary wear and tear including, but not limited to, expenditures made for maintenance or replacement of carpeting, roofing materials, mechanical systems, electrical systems and other structural systems and expenditures relating to tenant improvements and leasing commissions. "Recurring Capital Expenditures" shall not include any of the following: (a) improvements to the appearance of such Property or any other major upgrade or renovation of such Property not necessary for proper maintenance or marketability of such Property; (b) capital expenditures for seismic upgrades; or (c) capital expenditures for deferred maintenance for such Property existing at the time such Property was acquired by the Borrower or a Subsidiary.

     "REGULATORY CHANGE" means, with respect to any Lender, any change effective after the Agreement Date in Applicable Law (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including such Lender, of or under any Applicable Law (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy.

     "REIT" means a Person qualifying for treatment as a "real estate investment trust" under the Internal Revenue Code.

     "REQUISITE LENDERS" means, as of any date, Lenders having at least 66-2/3% of the aggregate amount of the Commitments, or, if the Commitments have been terminated or reduced to zero, Lenders holding at least 66-2/3% of the principal amount of the Loans provided, however, that the Requisite Lenders must include at least two Lenders.

     "RESERVE FOR REPLACEMENTS" means, for any period and with respect to any Property, an amount equal to the greater of (a)(i) the aggregate square footage of all completed space of such Property times (ii) $.10 times (iii) the number of days in such period divided by (iv) 365 and (b)(i) the amount of Recurring Capital Expenditures actually made in respect of such Property during such period times (ii) the number of days in such period divided by (iii) 365. If the term Reserve for Replacements is used without reference to any specific Property, then it shall be determined on an aggregate basis with respect to all Properties and the applicable Ownership Shares of all real property of all Unconsolidated Affiliates.

     "RESTRICTED PAYMENT" means: (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock or other equity interest of the Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock or other equity interest of the Borrower or any of its Subsidiaries now or hereafter outstanding; and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of the Borrower or any of its Subsidiaries now or hereafter outstanding.

     "REVOLVING LOAN" means a loan made by a Lender to the Borrower pursuant to
Section 2.1.(a).

     "REVOLVING NOTE" means a promissory note of the Borrower substantially in the form of Exhibit E, payable to the order of a Lender in a principal amount equal to the amount of such Lender's Commitment as originally in effect and otherwise duly completed.

     "SECURED INDEBTEDNESS" means, with respect to any Person, any Indebtedness of such Person that is secured in any manner by any Lien on any real property and shall include such Person's Ownership Share of the Secured Indebtedness of any of such Person's Unconsolidated Affiliates. Secured Indebtedness shall not include Indebtedness secured by partnership interests.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, together with all rules and regulations issued thereunder.

     "SIC CODE" means the Standard Industrial Classification Code, published by the United States Office of Management and Budget.

     "SILVERTON BUSINESS CENTER" means that certain 467,000 square foot multi-tenant industrial property located near Silverton Avenue, San Diego, California.

     "SOLVENT" means, when used with respect to any Person, that (a) the fair value and the fair salable value of its assets (excluding any Indebtedness due from any affiliate of such Person) are in excess of the fair valuation of its total liabilities (including all contingent liabilities); (b) such Person is able to pay its debts or other obligations in the ordinary course as they mature; and (c) such Person has capital not unreasonably small to carry on its business and all business in which it proposes to be engaged.

     "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc.

     "SUBSIDIARY" means, for any Person, any corporation, partnership, limited liability company or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

     "SUBSTANTIAL AMOUNT" means, at the time of determination thereof, an amount in excess of 10% of Gross Asset Value at such time.

     "SWINGLINE COMMITMENT" means the Swingline Lender's obligation to make Swingline Loans pursuant to Section 2.3. in an amount up to, but not exceeding the amount set forth in Section 2.3., as such amount may be reduced from time to time in accordance with the terms hereof.

     "SWINGLINE LENDER" means Wells Fargo Bank, National Association, together with its respective successors and assigns.

     "SWINGLINE LOAN" means a loan made by the Swingline Lender to the Borrower pursuant to Section 2.3.

     "SWINGLINE NOTE" means a promissory note of the Borrower substantially in the form of Exhibit G, payable to the order of the Swingline Lender in a principal amount equal to the amount of the Swingline Commitment as originally in effect and otherwise duly completed.

     "SWINGLINE TERMINATION DATE" means the date which is 10 Business Days prior to the Termination Date.

     "TANGIBLE NET WORTH" means, for any Person and as of a given date, such Person's total consolidated stockholders' equity plus, in the case of the Borrower, increases in accumulated depreciation and amortization accrued after the Agreement Date, minus (to the extent contained in determining stockholders' equity of such Person): (a) the amount of any write-up in the book value of any assets reflected in any balance sheet resulting from revaluation thereof or any write-up in excess of the cost of such assets acquired, and (b) the aggregate of all amounts appearing on the assets side of any such balance sheet for franchises, licenses, permits, patents, patent applications, copyrights, trademarks, service marks, trade names, goodwill, treasury stock, experimental or organizational expenses and other like assets which would be classified as intangible assets under GAAP, all determined on a consolidated basis.

     "TAXABLE REIT SUBSIDIARY" means any corporation (other than a REIT) in which the Borrower directly or indirectly owns stock and the Borrower and such corporation jointly elect on IRS Form 8875 (or with respect to which IRS Form 8875 is otherwise filed with the Internal Revenue Service) to have the corporation treated as a taxable REIT subsidiary of Borrower under Section 856(l) of the Internal Revenue Code.

     "TAXES" has the meaning given that term in Section 3.11.

     "TERMINATION DATE" means October 28, 2005, or such later date to which such date may be extended in accordance with Section 2.13.

     "TOTAL ANNUALIZED BASE RENTS" means the aggregate Annualized Base Rents of all tenants of all Properties owned by the Borrower, a Loan Party and all other Subsidiaries.

     "TOTAL BUDGETED COST" means, with respect to a Development Property, and at any time, the aggregate amount of all costs budgeted to be paid, incurred or otherwise expended or accrued by the Borrower, a Subsidiary or an Unconsolidated Affiliate with respect to such Property to achieve an Occupancy Rate of 100% (excluding tenant improvements), including without limitation, all amounts budgeted with respect to all of the following: (a) acquisition of land and any related improvements; (b) a reasonable and appropriate reserve for construction interest; (c) a reasonable and appropriate operating deficit reserve; (d) leasing commissions and (e) other hard and soft costs associated with the development or redevelopment of such Property.

     "TOTAL LIABILITIES" means, as to any Person as of a given date, all liabilities which would, in conformity with GAAP, be properly classified as a liability on a consolidated balance sheet of such Person as of such date, and in any event shall include (without duplication): (a) all Indebtedness of such Person (whether or not Nonrecourse Indebtedness and whether or not secured by a Lien), including without limitation, Capitalized Lease Obligations and reimbursement obligations with respect to any letter of credit; (b) all accounts payable and accrued expenses of such Person; (c) all purchase and repurchase obligations and forward commitments of such Person to the extent such obligations or commitments are evidenced by a binding purchase agreement (forward commitments shall include without limitation (i) forward equity commitments and (ii) commitments to purchase any real property under development, redevelopment or renovation); (d) all unfunded obligations of such Person; (e) all lease obligations of such Person (including ground leases) to the extent required under GAAP to be classified as a liability on a balance sheet of such Person; (f) all contingent obligations of such Person including, without limitation, all Guarantees of Indebtedness by such Person; (g) all liabilities of any Unconsolidated Affiliate of such Person, which liabilities such Person has Guaranteed or is otherwise obligated on a recourse basis; and
(h) such Person's Ownership Share of the Indebtedness of any Unconsolidated Affiliate of such Person, including Nonrecourse Indebtedness of such Person. For purposes of clauses (c) and (d) of this definition, the amount of Total Liabilities of a Person at any given time in respect of (x) a contract to purchase or otherwise acquire unimproved or fully developed real property shall be equal to (i) the total purchase price payable by such Person under such contract if, at such time, the seller of such real property would be entitled to specifically enforce such contract against such Person, otherwise, (ii) the aggregate amount of due diligence deposits, earnest money payments and other similar payments made by such Person under such contract which, at such time, would be subject to forfeiture upon termination of the contract and (y) a contract relating to the acquisition of real property which the seller is required to develop or renovate prior to, and as a condition precedent to, such acquisition, shall equal the maximum amount reasonably estimated to be payable by such Person under such contract assuming performance by the seller of its obligations under such contract, which amount shall include, without limitation, any amounts payable after consummation of such acquisition which may be based on certain performance levels or other related criteria. For purposes of this definition, if the assets of a Subsidiary of a Person consist solely of Equity Interests in one Unconsolidated Affiliate of such Person and such Person is not otherwise obligated in respect of the Indebtedness of such Unconsolidated Affiliate, then only such Person's Ownership Share of the Indebtedness of such Unconsolidated Affiliate shall be included as Total Liabilities of such Person.

     "TYPE" with respect to any Revolving Loan, refers to whether such Loan is a LIBOR Loan or a Base Rate Loan, or in the case of a Bid Rate Loan only, an Absolute Rate Loan or a LIBOR Margin Loan.

     "UCC" means the Uniform Commercial Code as in effect in any applicable jurisdiction.

     "UNCONSOLIDATED AFFILIATE" means, with respect to any Person, any other Person in whom such Person holds an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person.

     "UNENCUMBERED NOI" means, for any period, the aggregate Net Operating Income for such period of Unencumbered Pool Properties.

     "UNENCUMBERED POOL CERTIFICATE" means a report, certified by the chief financial officer of the Borrower in the manner provided for in Exhibit Q setting forth the calculations required to establish the Borrowing Base as of a specified date, all in form and detail satisfactory to the Agent.

     "UNENCUMBERED POOL PROPERTIES" means those Eligible Properties that, pursuant to the terms of this Agreement, are to be included when calculating the Maximum Loan Availability.

     "UNENCUMBERED POOL VALUE" means, at any time, the following amount as determined for an Unencumbered Pool Property: (a) the Net Operating Income of such Unencumbered Pool Property for the fiscal quarter most recently ended times
(b) 4 and divided by (c) 10.0%. If an Unencumbered Pool Property was acquired by the Borrower or a Subsidiary during the immediately preceding fiscal quarter, then such Unencumbered Pool Property shall have an Unencumbered Pool Value equal to the purchase price paid by the Borrower or any Subsidiary (less any amounts paid to the Borrower or such Subsidiary as a purchase price adjustment, held in escrow, retained as a contingency reserve, or in connection with other similar arrangements). Notwithstanding the foregoing, the Unencumbered Pool Value of the Silverton Business Center shall not exceed $45,000,000.

     "UNFUNDED LIABILITIES" means, with respect to any Plan at any time, the amount (if any) by which (a) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (b) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

     "UNSECURED INDEBTEDNESS" means, with respect to a Person, all Indebtedness of such Person that is not Secured Indebtedness.

     "UNSECURED LIABILITIES" means, as to any Person as of a given date, the sum of the following (without duplication): (a) all liabilities which would, in conformity with GAAP, be properly classified as a liability on the balance sheet of such Person as at such date plus (b) all Unsecured Indebtedness of such Person.

     "WELLS FARGO" means Wells Fargo Bank, National Association, and its successors and permitted assigns.

     "WHOLLY OWNED SUBSIDIARY" means any Subsidiary of a Person in respect of which all of the equity securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are at the time directly or indirectly owned or controlled by such Person or one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person.

SECTION 1.2. GENERAL; REFERENCES TO SAN FRANCISCO TIME.

     Unless otherwise indicated, all accounting terms, ratios and measurements shall be interpreted or determined in accordance with GAAP in effect as of the Agreement Date. References in this Agreement to "Sections", "Articles", "Exhibits" and "Schedules" are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. references in this Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, to the extent permitted hereby and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, supplemented, restated or otherwise modified from time to time to the extent permitted hereby and in effect at any given time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Unless explicitly set forth to the contrary, a reference to "Subsidiary" means a Subsidiary of the Borrower or a Subsidiary of such Subsidiary and a reference to an "Affiliate" means a reference to an Affiliate of the Borrower. Titles and captions of Articles, Sections, subsections and clauses in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. Unless otherwise indicated, all references to time are references to San Francisco, California time.

                           ARTICLE II. CREDIT FACILITY

SECTION 2.1  REVOLVING LOANS.

     (a) MAKING OF REVOLVING LOANS. Subject to the terms and conditions set forth in this Agreement, including without limitation, Section 2.14. below, each Lender severally and not jointly agrees to make Revolving Loans to the Borrower during the period from and including the Effective Date to but excluding the Termination Date, in an aggregate principal amount at any one time outstanding up to, but not exceeding, such Lender's Pro Rata Share of the Maximum Loan Availability (but in no event in excess of such Lender's Commitment). Within the foregoing limits and subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow Revolving Loans.

     (b) REQUESTS FOR REVOLVING LOANS. Not later than 9:00 a.m. San Francisco time at least two (2) Business Days prior to a borrowing of Base Rate Loans and not later than 9:00 a.m. San Francisco time at least three (3) Business Days prior to a borrowing of LIBOR Loans, the Borrower shall deliver to the Agent a Notice of Borrowing. Each Notice of Borrowing shall specify the aggregate principal amount of the Revolving Loans to be borrowed, the date such Revolving Loans are to be borrowed (which must be a Business Day), the use of the proceeds of such Revolving Loans, the Type of the requested Revolving Loans, and if such Revolving Loans are to be LIBOR Loans, the initial Interest Period for such Revolving Loans. Each Notice of Borrowing shall be irrevocable once given and binding on the Borrower. Prior to delivering a Notice of Borrowing, the Borrower may (without specifying whether a Revolving Loan will be a Base Rate Loan or a LIBOR Loan) request that the Agent provide the Borrower with the most recent LIBOR rate available to the Agent. The Agent shall provide such quoted rate to the Borrower and to the Lenders on the date of such request or as soon as possible thereafter.

     (c) FUNDING OF REVOLVING LOANS. Promptly after receipt of a Notice of Borrowing under the immediately preceding subsection (b), the Agent shall notify each Lender by telex or telecopy, or other similar form of transmission of the proposed borrowing. Each Lender shall deposit an amount equal to the Revolving Loan to be made by such Lender to the Borrower with the Agent at the Principal Office, in immediately available funds not later than 9:00 a.m. San Francisco time on the date of such proposed Revolving Loans. Subject to fulfillment of all applicable conditions set forth herein, the Agent shall make available to the Borrower at the Principal Office, not later than 12:00 noon San Francisco time on the date of the requested borrowing of Revolving Loans, the proceeds of such amounts received by the Agent. No Lender shall be responsible for the failure of any other Lender to make a Loan or to perform any other obligation to be made or performed by such other Lender hereunder, and the failure of any Lender to make a Loan or to perform any other obligation to be made or performed by it hereunder shall not relieve the obligation of any other Lender to make any Loan or to perform any other obligation to be made or performed by such other Lender.

     (d) ASSUMPTIONS REGARDING FUNDING BY LENDERS. With respect to Revolving Loans to be made after the Effective Date, unless the Agent shall have been notified by any Lender that such Lender will not make available to the Agent a Revolving Loan to be made by such Lender, the Agent may assume that such Lender will make the proceeds of such Revolving Loan available to the Agent in accordance with this Section and the Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the Borrower the amount of such Revolving Loan to be provided by such Lender.

SECTION 2.2.  BID RATE LOANS.

     (a) BID RATE LOANS. In addition to borrowings of Revolving Loans, at any time during the period from the Effective Date to but excluding the Termination Date, and so long as the Borrower continues to maintain an Investment Grade Rating from any two of S&P, Moody's and Fitch, the Borrower may, as set forth in this Section, request the Lenders to make offers to make Bid Rate Loans to the Borrower in Dollars. The Lenders may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

     (b) REQUESTS FOR BID RATE LOANS. When the Borrower wishes to request from the Lenders offers to make Bid Rate Loans, it shall give the Agent notice (a "Bid Rate Quote Request") so as to be received no later than 9:00 a.m. San Francisco time on (x) the Business Day immediately preceding the date of borrowing proposed therein, in the case of an Absolute Rate Auction and (y) the date four Business Days prior to the proposed date of borrowing, in the case of a LIBOR Auction. The Agent shall deliver to each Lender a copy of each Bid Rate Quote Request promptly upon receipt thereof by the Agent. The Borrower may request offers to make Bid Rate Loans for up to 3 different Interest Periods in each Bid Rate Quote Request (for which purpose Interest Periods in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous); provided that the request for each separate Interest Period shall be deemed to be a separate Bid Rate Quote Request for a separate borrowing (a "Bid Rate Borrowing"). Each Bid Rate Quote Request shall be substantially in the form of Exhibit H and shall specify as to each Bid Rate Borrowing all of the following:

          (i) the proposed date of such borrowing, which shall be a Business
          Day;

          (ii) the aggregate amount of such Bid Rate Borrowing which shall be in a minimum amount of $10,000,000 and integral multiples of $1,000,000 in excess thereof which shall not cause any of the limits specified in
          Section 2.14. to be violated;

          (iii) whether the Bid Rate Quote Request is for LIBOR Margin Loans or Absolute Rate Loans; and

          (iv) the duration of the Interest Period applicable thereto, which shall not extend beyond the Termination Date.

The Borrower shall not deliver any Bid Rate Quote Request within five Business Days of the giving of any other Bid Rate Quote Request and the Borrower shall not deliver more than two Bid Rate Quote Requests in any calendar month.

     (c) BID RATE QUOTES.

          (i) Each Lender may submit one or more Bid Rate Quotes, each containing an offer to make a Bid Rate Loan in response to any Bid Rate Quote Request; provided that, if the Borrower's request under
          Section 2.2.(b) specified more than one Interest Period, such Lender may make a single submission containing only one Bid Rate Quote for each such Interest Period. Each Bid Rate Quote must be submitted to the Agent not later than 7:30 a.m. San Francisco time (x) on the proposed date of borrowing, in the case of an Absolute Rate Auction or
          (y) on the date three Business Days prior to the proposed date of borrowing, in the case of a LIBOR Auction, and in either case the Agent shall disregard any Bid Rate Quote received after such time; provided that the Lender then acting as the Agent may submit a Bid Rate Quote only if it notifies the Borrower of the terms of the offer contained therein not later than 30 minutes prior to the latest time by which the Lenders must submit applicable Bid Rate Quotes. Subject to Articles VI. and XI., any Bid Rate Quote so made shall be irrevocable. Such Bid Rate Loans may be funded by a Lender's Designated Lender (if any) as provided in Section 13.6.(d), however such Lender shall not be required to specify in its Bid Rate Quote whether such Bid Rate Loan will be funded by such Designated Lender.

          (ii) Each Bid Rate Quote shall be substantially in the form of Exhibit I and shall specify:

               (A) the proposed date of borrowing and the Interest Period therefor;

               (B) the principal amount of the Bid Rate Loan for which each such offer is being made; provided that the aggregate principal amount of all Bid Rate Loans for which a Lender submits Bid Rate Quotes
               (x) may be greater or less than the Commitment of such Lender but
               (y) shall not exceed the principal amount of the Bid Rate Borrowing for a particular Interest Period for which offers were requested;

               (C) in the case of an Absolute Rate Auction, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/1,000th of 1%) offered for each such Absolute Rate Loan (the "Absolute Rate");

               (D) in the case of a LIBOR Auction, the margin above or below applicable LIBOR (the "LIBOR Margin") offered for each such LIBOR Margin Loan, expressed as a percentage to be added to (or subtracted from) the applicable LIBOR;

               (E) the identity of the quoting Lender; and

               (F) any Bid Rate Quote shall be in a minimum amount of $5,000,000 and integral multiples of $100,000 in excess thereof.

         No Bid Rate Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Bid Rate Quote Request and, in particular, no Bid Rate Quote may be conditioned upon acceptance by the applicable Borrower of all (or some specified minimum) of the principal amount of the Bid Rate Loan for which such Bid Rate Quote is being made.

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

     (d) NOTIFICATION BY AGENT. The Agent shall, as promptly as practicable after the Bid Rate Quotes are submitted (but in any event not later than 8:30 a.m. San Francisco time (x) on the proposed date of borrowing, in the case of an Absolute Rate Auction or (y) on the date three Business Days prior to the proposed date of borrowing, in the case of a LIBOR Auction), notify the Borrower of the terms (i) of any Bid Rate Quote submitted by a Lender that is in accordance with Section 2.2.(c). and (ii) of any Bid Rate Quote that amends, modifies or is otherwise inconsistent with a previous Bid Rate Quote submitted by such Lender with respect to the same Bid Rate Quote Request. Any such subsequent Bid Rate Quote shall be disregarded by the Agent unless such subsequent Bid Rate Quote is submitted solely to correct a manifest error in such former Bid Rate Quote. The Agent's notice to the Borrower shall specify (A) the aggregate principal amount of the Bid Rate Borrowing for which offers have been received and (B) the principal amounts and Absolute Rates or LIBOR Margins, as applicable, so offered by each Lender.

     (e) ACCEPTANCE BY BORROWER.

          (i) Not later than 9:30 a.m. San Francisco time (x) on the proposed date of borrowing, in the case of an Absolute Rate Auction or (y) on the date three Business Days prior to the proposed date of borrowing, in the case of a LIBOR Auction, the Borrower shall notify the Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.2.(d). which notice shall be in the form of Exhibit J. In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The failure of the Borrower to give such notice by such time shall constitute nonacceptance. The Borrower may accept any Bid Rate Quote in whole or in part; provided that:

               (A) the aggregate principal amount of each Bid Rate Borrowing may not exceed the applicable amount set forth in the related Bid Rate Quote Request;

               (B) the aggregate principal amount of each Bid Rate Borrowing shall comply with the provisions of Section 2.2.(b)(ii) but shall not cause the limits specified in Section 2.14. to be violated;

               (C) acceptance of offers may be made only in ascending order of Absolute Rates or LIBOR Margins, as applicable, in each case beginning with the lowest rate so offered;

               (D) any acceptance in part by the Borrower shall be in a minimum amount of $5,000,000 and integral multiples of $100,000 in excess thereof; and

               (E) the Borrower may not accept any offer that fails to comply with Section 2.2.(c) or otherwise fails to comply with the requirements of this Agreement.

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

          (ii) If offers are made by two or more Lenders with the same Absolute Rates or LIBOR Margins, as applicable, for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Bid Rate Loans in respect of which such offers are accepted shall be allocated by the Agent among such Lenders in proportion to the aggregate principal amount of such offers. Determinations by the Agent of the amounts of Bid Rate Loans shall be conclusive in the absence of manifest error.

     (f) OBLIGATION TO MAKE BID RATE LOANS. The Agent shall promptly (and in any event not later than (x) 10:00 a.m. San Francisco time on the proposed date of borrowing of Absolute Rate Loans and (y) on the date three Business Days prior to the proposed date of borrowing of LIBOR Margin Loans) notify each Lender that submitted a Bid Rate Quote as to whose Bid Rate Quote has been accepted and the amount and rate thereof. A Lender who is notified that it has been selected to make a Bid Rate Loan may designate its Designated Lender (if any) to fund such Bid Rate Loan on its behalf, as described in Section 13.6.(d). Any Designated Lender which funds a Bid Rate Loan shall on and after the time of such funding become the obligee under such Bid Rate Loan and be entitled to receive payment thereof when due. No Lender shall be relieved of its obligation to fund a Bid Rate Loan, and no Designated Lender shall assume such obligation, prior to the time the applicable Bid Rate Loan is funded. Any Lender whose offer to make any Bid Rate Loan has been accepted shall, not later than 11:00 a.m. San Francisco time on the date specified for the making of such Loan, make the amount of such Loan available to the Agent at its Principal Office in immediately available funds, for the account of the Borrower. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower not later than 12:00 noon on such date by depositing the same, in immediately available funds, in an account of the Borrower designated by the Borrower.

     (g) NO EFFECT ON COMMITMENT. Except for the purpose and to the extent expressly stated in Section 2.12., the amount of ----------------------- any Bid Rate Loan made by any Lender shall not constitute a utilization of such Lender's Commitment.

SECTION 2.3.  SWINGLINE LOANS.

     (a) SWINGLINE LOANS. Subject to the terms and conditions hereof, including without limitation Section 2.14., the Swingline Lender agrees to make Swingline Loans to the Borrower, during the period from the Effective Date to but excluding the Swingline Termination Date, in an aggregate principal amount at any one time outstanding up to, but not exceeding, $25,000,000, as such amount may be reduced from time to time in accordance with the terms hereof. If at any time the aggregate principal amount of the Swingline Loans outstanding at such time exceeds the Swingline Commitment in effect at such time, the Borrower shall immediately pay the Agent for the account of the Swingline Lender the amount of such excess. Subject to the terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow Swingline Loans hereunder.

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

     (b) PROCEDURE FOR BORROWING SWINGLINE LOANS. The Borrower shall give the Agent and the Swingline Lender notice pursuant to a Notice of Swingline Borrowing delivered no later than 9:00 a.m. San Francisco time on the proposed date of such borrowing. Any telephonic notice shall include all information to be specified in a written Notice of Swingline Borrowing. Not later than 11:00 a.m. San Francisco time on the date of the requested Swingline Loan and subject to satisfaction of the applicable conditions set forth in Article VI. for such borrowing, the Swingline Lender will make the proceeds of such Swingline Loan available to the Borrower in Dollars, in immediately available funds, at the account specified by the Borrower in the Notice of Swingline Borrowing.

     (c) INTEREST. Swingline Loans shall bear interest at a per annum rate equal to "one month LIBOR" (as such rate is referenced on the date such Swingline Loan is made) with an Interest Period of up to 7 Business Days (as designated by the Borrower in the Notice of Swingline Borrowing) plus the Applicable Margin or at such other rate or rates as the Borrower and the Swingline Lender may agree from time to time in writing. All accrued and unpaid interest on Swingline Loans shall be payable on the dates and in the manner provided in Section 2.4. (except as the Swingline Lender and the Borrower may otherwise agree in writing in connection with any particular Swingline Loan).

     (d) SWINGLINE LOAN AMOUNTS, ETC. Each Swingline Loan shall be in the minimum amount of $500,000 and integral multiples of $100,000 in excess thereof, or such other minimum amounts agreed to by the Swingline Lender and the Borrower. Any voluntary prepayment of a Swingline Loan must be in integral multiples of $100,000 or the aggregate principal amount of all outstanding Swingline Loans (or such other minimum amounts upon which the Swingline Lender and the Borrower may agree) and in connection with any such prepayment, the Borrower must give the Swingline Lender prior written notice thereof no later than 10:00 a.m. San Francisco time on the day prior to the date of such prepayment.

     (e) REPAYMENT AND PARTICIPATIONS OF SWINGLINE LOANS. The Borrower agrees to repay each Swingline Loan within 7 Business Days after the date such Swingline Loan was made. Notwithstanding the foregoing, the Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Swingline Loans on the Swingline Termination Date (or such earlier date as the Swingline Lender and the Borrower may agree in writing). The Borrower, or the Swingline Lender on behalf of the Borrower (which hereby irrevocably directs the Swingline Lender to act on its behalf), may request a borrowing of Base Rate Loans from the Lenders in an amount equal to the principal balance of such Swingline Loan. The Swingline Lender shall give notice to the Agent and the Borrower of any such borrowing of Base Rate Loans not later than 9:00 a.m. San Francisco time at least one Business Day prior to the proposed date of such borrowing. The Borrower shall give notice to the Agent of any such borrowing of Base Rate Loans not later than 9:00 a.m. San Francisco time at least two Business Days prior to the proposed date of such borrowing. The amount limitations contained in Section 3.5. shall not apply to any borrowing of Base Rate Loans made pursuant to this subsection. Each Lender will make available to the Agent at the Principal Office for the account of the Swingline Lender, in immediately available funds, the proceeds of the Base Rate Loan to be made by such Lender. The Agent shall pay the proceeds of such Base Rate Loans to the Swingline Lender, which shall apply such proceeds to repay such Swingline Loan. If the Lenders are prohibited from making Loans required to be made under this subsection for any reason whatsoever, including without limitation, the occurrence of any of the Defaults or Events of Default described in Sections 11.1.(e). and (f)., each Lender shall purchase from the Swingline Lender, without recourse or warranty, an undivided interest and participation to the extent of such Lender's Pro Rata Share of such Swingline Loan, by directly purchasing a participation in such Swingline Loan in such amount and paying the proceeds thereof to the Agent for the account of the Swingline Lender in Dollars and in immediately available funds. A Lender's obligation to purchase such a participation in a Swingline Loan shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including without limitation,
(i) any claim of setoff, counterclaim, recoupment, defense or other right which such Lender or any other Person may have or claim against the Agent, the Swingline Lender or any other Person whatsoever, (ii) the occurrence or continuation of a Default or Event of Default (including without limitation, any of the Defaults or Events of Default described in Sections 11.1.(e). and (f)), or the termination of any Lender's Commitment, (iii) the existence (or alleged existence) of an event or condition which has had or could have a Material Adverse Effect, (iv) any breach of any Loan Document by the Agent, any Lender or the Borrower or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If such amount is not in fact made available to the Swingline Lender by any Lender, the Swingline Lender shall be entitled to recover such amount on demand from such Lender, together with accrued interest thereon for each day from the date of demand thereof, at the Federal Funds Rate. If such Lender does not pay such amount forthwith upon the Swingline Lender's demand therefor, and until such time as such Lender makes the required payment, the Swingline Lender shall be deemed to continue to have outstanding Swingline Loans in the amount of such unpaid participation obligation for all purposes of the Loan Documents (other than those provisions requiring the other Lenders to purchase a participation therein). Further, such Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans, and any other amounts due it hereunder, to the Swingline Lender to fund Swingline Loans in the amount of the participation in Swingline Loans that such Lender failed to purchase pursuant to this Section until such amount has been purchased (as a result of such assignment or otherwise).

SECTION 2.4.  RATES AND PAYMENT OF INTEREST ON LOANS.

     (a) RATES. The Borrower promises to pay to the Agent for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender for the period from and including the date of the making of such Loan to but excluding the date such Loan shall be paid in full, at the following per annum rates:

          (i) during such periods as such Loan is a Base Rate Loan, at the Base Rate (as in effect from time to time);

          (ii) during such periods as such Loan is a LIBOR Loan, at LIBOR for such Loan for the Interest Period therefor, plus the Applicable Margin for LIBOR Loans;

          (iii) during such periods as such Loan is an Absolute Rate Loan, at the Absolute Rate for such Loan for the Interest Period therefor quoted by the Lender making such Loan in accordance with Section 2.2.; and

          (iv) during such periods as such Loan is a LIBOR Margin Loan, at LIBOR for such Loan for the Interest Period therefor plus the LIBOR Margin quoted by the Lender making such Loan in accordance with Section 2.2.

Notwithstanding the foregoing, during the continuance of an Event of Default, the Borrower shall pay to the Agent for the account of each Lender interest at the Post-Default Rate on the outstanding principal amount of any Loan made by such Lender and on any other amount payable by the Borrower hereunder or under the Notes held by such Lender to or for the account of such Lender (including without limitation, accrued but unpaid interest to the extent permitted under Applicable Law).

     (b) PAYMENT OF INTEREST. All accrued and unpaid interest on the outstanding principal amount of each Loan shall be payable (i)(A) in the case of a Base Rate Loan, quarterly in arrears on the first day of each April, July, October and January, commencing with January 2, 2003, (B) in the case of a LIBOR Loan on the last day of each Interest Period therefor and, if such Interest Period is longer than three months, at three-month intervals following the first day of such Interest Period, and (C) in the case of a Bid Rate Loan, on the last day of each Interest Period therefor and, if such Interest Period is longer than three months, at three-month intervals following the first day of such Interest Period, and (ii) for all Loans, (A) on the Termination Date and (B) on any date on which the principal balance of such Loan is due and payable in full. Interest payable at the Post-Default Rate shall be payable from time to time on demand. All determinations by the Agent of an interest rate hereunder shall be conclusive and binding on the Lenders and the Borrower for all purposes, absent manifest error.

SECTION 2.5.  NUMBER OF INTEREST PERIODS.

     There may be no more than 10 different Interest Periods with respect to the LIBOR Loans and Bid Rate Loans on a collective basis outstanding at the same time.

SECTION 2.6.  REPAYMENT OF LOANS.

     The Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Revolving Loans on the Termination Date. The Borrower shall repay the entire outstanding principal amount of each Bid Rate Loan on the last day of the Interest Period of such Bid Rate Loan.

SECTION 2.7.  PREPAYMENTS.

     (a) OPTIONAL. Subject to Section 5.4., the Borrower may prepay any Loan at any time without premium or penalty. The Borrower shall give the Agent at least 3 Business Days prior written notice of the prepayment of any Loan. Bid Rate Loans may not be prepaid at the option of the Borrower.

     (b) MANDATORY.

               (i) COMMITMENT OVERADVANCE. If at any time the aggregate principal amount of all outstanding Revolving Loans exceeds the aggregate amount of the Commitments, the Borrower shall immediately upon demand pay to the Agent for the account of the Lenders, the amount of such excess.

               (ii) BORROWING BASE OVERADVANCE. If at any time the aggregate principal amount of all outstanding Revolving Loans exceeds the Maximum Loan Availability, the Borrower shall within 5 days of the Borrower obtaining knowledge of the occurrence of any such excess, deliver to the Agent for prompt distribution to each Lender a written plan acceptable to all of the Lenders to eliminate such excess. If such excess is not eliminated within 15 Business Days of the Borrower obtaining knowledge of the occurrence thereof, then the entire outstanding principal balance of all Loans, together with all accrued interest thereon, shall be immediately due and payable in full.

               (iii) BID RATE FACILITY OVERADVANCE. If at any time the aggregate principal amount of all outstanding Bid Rate Loans exceeds one-half of the aggregate amount of all Commitments at such time, then the Borrower shall immediately pay to the Agent for the accounts of the applicable Lenders the amount of such excess. Such payment shall be applied as provided in Section 3.2.(e).

All payments under this subsection (b) shall be applied to pay all amounts of excess principal outstanding on the applicable Loans in accordance with Section 3.2.

SECTION 2.8.  LATE CHARGES.

     If any payment required under this Agreement is not paid within 10 days after the Borrower has received notice from the Agent that such payment has not been made, the Borrower shall pay a late charge for late payment to compensate the Lenders for the loss of use of funds and for the expenses of handling the delinquent payment, in an amount equal to two percent (2%) of such delinquent payment. Such late charge shall be paid in any event not later than the due date of the next subsequent installment of principal and/or interest. In the event the maturity of the Obligations hereunder occurs or is accelerated pursuant to
Section 2.7.(b)(ii) or Section 11.2., this Section shall apply only to payments overdue prior to the time of such acceleration. This Section shall not be deemed to be a waiver of the Lenders' right to accelerate payment of any of the Obligations as permitted under the terms of this Agreement.

SECTION 2.9.  CONTINUATION.

     So long as no Default or Event of Default exists, the Borrower may on any Business Day, with respect to any LIBOR Loan, elect to maintain such LIBOR Loan or any portion thereof as a LIBOR Loan by selecting a new Interest Period for such LIBOR Loan. Each new Interest Period selected under this Section shall commence on the day following the last day of the immediately preceding Interest Period. Each selection of a new Interest Period shall be made by the Borrower giving to the Agent a Notice of Continuation not later than 9:00 a.m. San Francisco time on the third Business Day prior to the date of any such Continuation. Such notice by the Borrower of a Continuation shall be by telecopy or other similar form of transmission in the form of a Notice of Continuation, specifying (a) the proposed date of such Continuation, (b) the LIBOR Loan and portion thereof subject to such Continuation and (c) the duration of the selected Interest Period, all of which shall be specified in such manner as is necessary to comply with all limitations on Loans outstanding hereunder. Each Notice of Continuation shall be irrevocable by and binding on the Borrower once given. Promptly after receipt of a Notice of Continuation, the Agent shall notify each Lender by telecopy or other similar form of transmission of the proposed Continuation. If the Borrower shall fail to select in a timely manner a new Interest Period for any LIBOR Loan in accordance with this Section, such Loan will automatically, on the last day of the current Interest Period therefor, Convert into a Base Rate Loan notwithstanding failure of the Borrower to comply with Section 2.10.

SECTION 2.10.  CONVERSION.

     So long as no Default or Event of Default exists, the Borrower may on any Business Day, upon the Borrower's giving of a Notice of Conversion to the Agent, Convert all or a portion of a Loan of one Type into a Loan of another Type. Any Conversion of a LIBOR Loan into a Base Rate Loan shall be made on, and only on, the last day of an Interest Period for such LIBOR Loan and, upon Conversion of a Base Rate Loan into a LIBOR Loan, the Borrower shall pay accrued interest to the date of Conversion on the principal amount so Converted. Each such Notice of Conversion shall be given not later than 9:00 a.m. San Francisco time one Business Day prior to the date of any proposed Conversion into Base Rate Loans and three Business Days prior to the date of any proposed Conversion into LIBOR Loans. Promptly after receipt of a Notice of Conversion, the Agent shall notify each Lender by telecopy, electronic mail or other similar form of transmission of the proposed Conversion. Subject to the restrictions specified above, each Notice of Conversion shall be by telecopy in the form of a Notice of Conversion specifying (a) the requested date of such Conversion, (b) the Type of Loan to be Converted, (c) the portion of such Type of Loan to be Converted, (d) the Type of Loan such Loan is to be Converted into and (e) if such Conversion is into a LIBOR Loan, the requested duration of the Interest Period of such Loan. Each Notice of Conversion shall be irrevocable by and binding on the Borrower once given.

SECTION 2.11.  NOTES.

     The Revolving Loans made by each Lender shall, in addition to this Agreement, also be evidenced by a Revolving Note, payable to the order of such Lender in a principal amount equal to the amount of its Commitment as originally in effect and otherwise duly completed. The Bid Rate Loans made by any Lender to the Borrower shall, in addition to this Agreement, also be evidenced by a Bid Rate Note payable to the order of such Lender. The Swingline Loans made by the Swingline Lender to the Borrower shall, in addition to this Agreement, also be evidenced by a Swingline Note payable to the order of the Swingline Lender.

SECTION 2.12.  VOLUNTARY REDUCTIONS OF THE COMMITMENT.

     The Borrower may terminate or reduce the amount of the Commitments (for which purpose use of the Commitments shall be deemed to include the aggregate principal amount of all outstanding Bid Rate Loans and Swingline Loans) at any time and from time to time without penalty or premium upon not less than five
(5) Business Days prior notice to the Agent of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which in the case of any partial reduction of the Commitments shall not be less than $10,000,000 and integral multiples of $1,000,000 in excess of that amount in the aggregate) and shall be irrevocable once given and effective only upon receipt by the Agent ("Prepayment Notice"). Promptly after receipt of a Prepayment Notice the Agent shall notify each Lender by telecopy, or other similar form of transmission of the proposed termination or Commitment reduction. The Commitments, once reduced pursuant to this Section, may not be increased. The Borrower shall pay all interest and fees, on the Loans accrued to the date of such reduction or termination of the Commitments to the Agent for the account of the Lenders, including but not limited to any applicable compensation due to each Lender in accordance with Section 5.4. of this Agreement.

SECTION 2.13.  EXTENSION OF TERMINATION DATE.

     (a) INITIAL EXTENSION. The Borrower may request that the Agent and the Lenders extend the current Termination Date by one year by executing and delivering to the Agent at least 180 days but not more than 360 days prior to the current Termination Date, a written request for such extension in the form of Exhibit M (an "Extension Request"). The Agent shall forward to each Lender a copy of the Extension Request delivered to the Agent promptly upon receipt thereof. Subject to satisfaction of the following conditions, the Termination Date shall be extended for one year: (a) immediately prior to such extension and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and (b) the Borrower shall have paid the Fees payable under Section 3.6.(e).. The Termination Date may be extended only one time pursuant to this subsection.

     (b) SUBSEQUENT EXTENSION. In addition to the extension option set forth in the immediately preceding clause (a), the Borrower shall have the right, exercisable one time, to request that the Agent and the Lenders agree to extend the then current Termination Date by an additional year. To exercise such right the Borrower shall execute and deliver an Extension Request to the Agent at least 180 days but not more than 360 days prior to the then current Termination Date (as such date has been extended pursuant to subsection (a) above). If the Agent shall receive such a request, the Agent shall forward a copy of it to each Lender promptly upon receipt thereof. If all of the Lenders shall have notified the Agent on or before the date 45 days after receipt by the Lenders of such request that they accept such request, then, upon payment of the extension fee payable under Section 3.6.(e). the Termination Date shall be extended for a single one-year period. If any Lender shall not have notified the Agent on or prior to the date which is the date 45 days after receipt by the Lenders of such request that it accepts the such request, the Termination Date shall not be extended except as otherwise permitted under the immediately following subsection (c). The Agent shall promptly notify the Borrower whether a request for an extension has been accepted or rejected as well as which Lender or Lenders rejected such request (each such Lender, a "Rejecting Lender"). The Borrower understands and acknowledges that (i) this Section has been included in this Agreement for the Borrower's convenience in requesting an extension of the Termination Date; (ii) neither the Agent nor any Lender has promised (either expressly or impliedly), nor does the Agent or any Lender have any obligation or commitment whatsoever, to extend the Termination Date and (iii) the Agent and the Lenders may condition any such extension on such terms and conditions as they may deem appropriate in their sole and absolute discretion. Notwithstanding the preceding subsections, if Requisite Lenders do not approve a request for an extension of the Termination Date or if a Default or Event of Default exists on the then current Termination Date or would exist after giving effect to any of the transactions contemplated by this Section, then the Termination Date shall not be extended.

     (c) REJECTING LENDERS. Notwithstanding the preceding subsection (b), if the Borrower receives notification from the Agent that a request for an extension of the Termination Date has been rejected (a "Notice of Rejection"), and provided that the Lenders comprising the Requisite Lenders have approved of such request, the Borrower may elect, with respect to each such Rejecting Lender, by giving written notice to the Agent of such election within 30 days after receipt by the Borrower of a Notice of Rejection, to either (i) require such Rejecting Lender to assign its Commitment to an Eligible Assignee as contemplated in the immediately following clause (x) or (ii) pay in full the amount of Loans, interest and fees owing to such Rejecting Lender and terminate such Rejecting Lender's Commitment as contemplated in the immediately following clause (y). If the Borrower has made a timely election as permitted by the preceding sentence, then the Borrower shall take either of the following actions as specified in such election: (x) demand that such Rejecting Lender, and upon such demand such Rejecting Lender shall be obligated to, assign its Commitment to an Eligible Assignee subject to and in accordance with the provisions of Section 13.6.(c) for a purchase price equal to the aggregate principal balance of Loans then outstanding and owing to such Rejecting Lender plus any accrued but unpaid interest thereon and accrued but unpaid fees owing to such Rejecting Lender, any such assignment to be effective as of the current Termination Date or (y) effective as of the current Termination Date, pay to such Rejecting Lender the aggregate principal balance of Loans then outstanding and owing to such Rejecting Lender plus any accrued but unpaid interest thereon and accrued but unpaid fees owing to such Rejecting Lender, together with all amounts, if any, payable under Section 5.4., whereupon such Rejecting Lender's Commitment shall terminate. Each of the Agent, the Borrower and the Rejecting Lender shall reasonably cooperate in effectuating the replacement of such Rejecting Lender under this Section, provided, however, that neither the Agent, such Rejecting Lender, nor any other Lender shall be obligated in any way whatsoever to initiate any such replacement or to assist in finding an Assignee. If the Borrower has elected to cause all Rejecting Lenders either to assign their Commitments to Eligible Assignees as contemplated by the preceding clause (x) or to be paid the amounts specified in the preceding clause (y), then the Borrower's request for an extension which was initially rejected shall be deemed to have been granted and accordingly the Termination Date shall be extended by one single year, otherwise the Termination Date shall not be extended.

SECTION 2.14.  AMOUNT LIMITATIONS.

     Notwithstanding any other term of this Agreement or any other Loan Document, (a) no Lender shall be required to make any Loan if, immediately after the making of such Loan the aggregate principal amount of all outstanding Loans, would exceed either (i) the aggregate amount of the Commitments or (ii) the Maximum Loan Availability and (b) the aggregate principal amount of all outstanding Bid Rate Loans shall not exceed one-half of the aggregate amount of all Commitments at such time.

SECTION 2.15.  INCREASE IN COMMITMENTS.

     The Borrower shall have the right to request increases in the aggregate amount of the Commitments by providing written notice to the Agent, which notice shall be irrevocable once given; provided, however, that after giving effect to any such increases the aggregate amount of the Commitments shall not exceed $300,000,000. Each such increase in the Commitments must be an aggregate minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof. The Agent shall promptly notify each Lender of any such request. No Lender shall be obligated in any way whatsoever to increase its Commitment. If a new Lender becomes a party to this Agreement, or if any existing Lender agrees to increase its Commitment, such Lender shall on the date it becomes a Lender hereunder (or in the case of an existing Lender, increases its Commitment) (and as a condition thereto) purchase from the other Lenders its Commitment Percentage (determined with respect to the Lenders' relative Commitments and after giving effect to the increase of Commitments) of any outstanding Loans, by making available to the Agent for the account of such other Lenders, in same day funds, an amount equal to the sum of (A) the portion of the outstanding principal amount of such Loans to be purchased by such Lender plus (B) interest accrued and unpaid to and as of such date on such portion of the outstanding principal amount of such Loans. The Borrower shall pay to the Lenders amounts payable, if any, to such Lenders under
Section 5.4. as a result of the prepayment of any such Loans. No increase of the Commitments may be effected under this Section (x) unless no Default or Event of Default will be in existence on the effective date of such increase, (y) unless the Borrower can demonstrate to the reasonable satisfaction of the Agent that, after giving effect to such increase, the Borrower will be in compliance with
Section 10.1. and (z) if any representation or warranty made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party is not (or would not be) true or correct on the effective date of such increase except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder. In connection with any increase in the aggregate amount of the Commitments pursuant to this Section (a) any Lender becoming a party hereto shall execute such documents and agreements as the Agent may reasonably request and (b) the Borrower shall make appropriate arrangements so that each new Lender, and any existing Lender increasing its Commitment, receives a new or replacement Note, as appropriate, in the amount of such Lender's Commitment at the time of the effectiveness of the applicable increase in the aggregate amount of Commitments.

            ARTICLE III. PAYMENTS, FEES AND OTHER GENERAL PROVISIONS

SECTION 3.1.  PAYMENTS.

     Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Agreement or any other Loan Document shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Agent, not later than 11:00 a.m. San Francisco time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Borrower shall, at the time of making each payment under this Agreement or any Note, specify to the Agent the amounts payable by the Borrower hereunder to which such payment is to be applied. Each payment received by the Agent for the account of a Lender under this Agreement or any Note of such Lender shall be paid to such Lender, by wire transfer of immediately available funds in accordance with the wiring instructions provided by such Lender to the Agent from time to time, for the account of such Lender at the applicable Lending Office of such Lender. If the Agent fails to pay such amount to a Lender within one Business Day of receipt thereof by the Agent, the Agent shall pay interest on such amount until paid at a rate per annum equal to the Federal Funds Rate from time to time in effect. If the due date of any payment under this Agreement or any other Loan Document would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for the period of such extension.

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SECTION 3.2.  PRO RATA TREATMENT.

     Except to the extent otherwise provided herein: (a) each borrowing from Lenders under Section 2.1.(a) shall be made from the Lenders, each payment of the fees under Sections 3.6.(a) and 3.6.(b) shall be made for the account of the Lenders, and each termination or reduction of the amount of the Commitments under Section 2.12. or otherwise pursuant to this Agreement shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments; (b) each payment or prepayment of principal of Revolving Loans by the Borrower shall be made for the account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Revolving Loans held by them, provided that if immediately prior to giving effect to any such payment in respect of any Revolving Loans the outstanding principal amount of the Revolving Loans shall not be held by the Lenders pro rata in accordance with their respective Commitments in effect at the time such Loans were made, then such payment shall be applied to the Revolving Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Revolving Loans being held by the Lenders pro rata in accordance with their respective Commitments; (c) each payment of interest on Revolving Loans by the Borrower shall be made for the account of the Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders; (d) the Conversion and Continuation of Revolving Loans of a particular Type (other than Conversions provided for by Section 5.5.) shall be made pro rata among the Lenders according to the amounts of their respective Revolving Loans and the then current Interest Period for each Lender's portion of each Revolving Loan of such Type shall be coterminous; (e) each prepayment of principal of Bid Rate Loans by the Borrower pursuant to Section 2.7.(b)(iii) shall be made for account of the Lenders then owed Bid Rate Loans pro rata in accordance with the respective unpaid principal amounts of the Bid Rate Loans then owing to each such Lender; and (f) the Lenders' participation in, and payment obligations in respect of, Swingline Loans under Section 2.3.(e), shall be in accordance with their respective Pro Rata Shares. All payments of principal, interest, fees and other amounts in respect of the Swingline Loans shall be for the account of the Swingline Lender only (except to the extent any Lender shall have acquired a participating interest in any such Swingline Loan pursuant to Section 2.3.(e)).

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

SECTION 3.3.  SHARING OF PAYMENTS, ETC.

     The Borrower agrees that, in addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, the Agent, each Lender and each Participant is hereby authorized by the Borrower, at any time or from time to time while an Event of Default exists, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, but in the case of a Lender or a Participant subject to receipt of the prior written consent of the Agent exercised in its sole discretion, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Agent, such Lender or any affiliate of the Agent or such Lender, to or for the credit or the account of the Borrower against and on account of any of the Obligations, irrespective of whether or not any or all of the Loans and all other Obligations have been declared to be, or have otherwise become, due and payable as permitted by
Section 11.2., and although such obligations shall be contingent or unmatured. If a Lender shall obtain payment of any principal of, or interest on, any Loan under this Agreement or shall obtain payment on any other Obligation owing by the Borrower or any other Loan Party through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise or through voluntary prepayments directly to a Lender or other payments made by the Borrower or any other Loan Party to a Lender not in accordance with the terms of this Agreement and such payment should be distributed to the Lenders in accordance with Section 3.2. or Section 11.5., such Lender shall promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans made by the other Lenders or other Obligations owed to such other Lenders in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such payment (net of any reasonable expenses which may actually be incurred by such Lender in obtaining or preserving such benefit) in accordance with the requirements of Section 3.2. or Section 11.5., as applicable. To such end, all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Lender so purchasing a participation (or direct interest) in the Loans or other Obligations owed to such other Lenders may exercise all rights of set-off, banker's lien, counterclaim or similar rights with the respect to such participation as fully as if such Lender were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower.

SECTION 3.4.  SEVERAL OBLIGATIONS.

     No Lender shall be responsible for the failure of any other Lender to make a Loan or to perform any other obligation to be made or performed by such other Lender hereunder, and the failure of any Lender to make a Loan or to perform any other obligation to be made or performed by it hereunder shall not relieve the obligation of any other Lender to make any Loan or to perform any other obligation to be made or performed by such other Lender.

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

SECTION 3.5.  MINIMUM AMOUNTS.

     (a) BORROWINGS. Each borrowing of Base Rate Loans shall be in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess thereof. Each borrowing of and Continuation of, and each Conversion of Base Rate Loans into, LIBOR Loans shall be in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount.

     (b) PREPAYMENTS. Each voluntary prepayment of Revolving Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess thereof.

     (c) REDUCTIONS OF COMMITMENTS. Each reduction of the Commitments under
Section 2.12. shall be in an aggregate minimum amount of $10,000,000 and integral multiples of $1,000,000 in excess thereof.

SECTION 3.6.  FEES.

     (a) CLOSING FEE. On the Effective Date, the Borrower agrees to pay to the Agent and each Lender all loan fees as have been agreed to in writing by the Borrower and the Agent or each Lender, as applicable.

     (b) FACILITY FEES. During the period from the Effective Date to but excluding the Termination Date, the Borrower agrees to pay to the Agent for the account of the Lenders a facility fee equal to the daily aggregate amount of the Commitments (whether or not utilized) times a rate per annum equal to the Applicable Facility Fee. Such fee shall be payable quarterly in arrears on the first day of each January, April, July and October during the term of this Agreement and on the Termination Date and will be based on the Applicable Facility Fee corresponding to the Borrower's Credit Rating as of the last day of the previous fiscal quarter (determined in accordance with procedure set forth in the definition of Applicable Margin). The Borrower acknowledges that the fee payable hereunder is a bona fide commitment fee and is intended as reasonable compensation to the Lenders for committing to make funds available to the Borrower as described herein and for no other purposes.

     (c) BID RATE LOAN FEES. The Borrower agrees to pay to the Agent such fees for services rendered by the Agent in connection with the Bid Rate Loans as shall be separately agreed upon between the Borrower and the Agent.

     (d) ADMINISTRATIVE AND OTHER FEES. The Borrower agrees to pay the administrative and other fees of the Agent as may be agreed to in writing from time to time.

     (e) EXTENSION FEE. If, pursuant to Section 2.13., the Borrower exercises its right to extend the Termination Date, the Borrower agrees to pay to the Agent for the account of each Lender so extending an extension fee equal to (i) in the case of a Lender with a Commitment equal to or greater than $30,000,000, 0.20% of the amount of such Lender's Commitment at such time and (ii) in the case of a Lender with a Commitment less than $30,000,000, 0.15% of the amount of such Lender's Commitment at such time. Such fee shall be paid to the Agent prior to, and as a condition to, such extension but shall be promptly reimbursed to the Borrower if such extension is not approved by the Requisite Lenders in accordance with Section 2.13. Notwithstanding the foregoing, in no event shall the Borrower be required to pay any extension fee to a Rejecting Lender.

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

SECTION 3.7.  COMPUTATIONS.

     Unless otherwise expressly set forth herein, any accrued interest on any Loan, any Fees or other Obligations due hereunder shall be computed on the basis of a year of 360 days and the actual number of days elapsed.

SECTION 3.8.  USURY.

     In no event shall the amount of interest due or payable on the Loans or other Obligations exceed the maximum rate of interest allowed by Applicable Law and, if any such payment is paid by the Borrower or received by any Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the respective Lender in writing that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the Borrower not pay and the Lenders not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under Applicable Law. The parties hereto hereby agree and stipulate that the only charge imposed upon the Borrower for the use of money in connection with this Agreement is and shall be the interest specifically described in Section 2.4.(a)(i). - (iv). and with respect to Swingline Loans, in Section 2.3.(c). Notwithstanding the foregoing, the parties hereto further agree and stipulate that all agency fees, syndication fees, facility fees, letter of credit fees, underwriting fees, default charges, late charges, funding or "breakage" charges, increased cost charges, attorneys' fees and reimbursement for costs and expenses paid by the Agent or any Lender to third parties or for damages incurred by the Agent or any Lender, are charges made to compensate the Agent or any such Lender for underwriting or administrative services and costs or losses performed or incurred, and to be performed or incurred, by the Agent and the Lenders in connection with this Agreement and shall under no circumstances be deemed to be charges for the use of money. All charges other than charges for the use of money shall be fully earned and nonrefundable when due.

SECTION 3.9.  STATEMENTS OF ACCOUNT.

     The Agent will account to the Borrower monthly with a statement of Loans, accrued interest and Fees, charges and payments made pursuant to this Agreement and the other Loan Documents, and such account rendered by the Agent shall be deemed conclusive upon the Borrower absent manifest error. The failure of the Agent to deliver such a statement of accounts shall not relieve or discharge the Borrower from any of its obligations hereunder.

SECTION 3.10.  DEFAULTING LENDERS.

     If for any reason any Lender (a "Defaulting Lender") shall fail or refuse to perform any of its obligations under this Agreement or any other Loan Document to which it is a party within the time period specified for performance of such obligation or, if no time period is specified, if such failure or refusal continues for a period of 5 Business Days after notice from the Agent, then, in addition to the rights and remedies that may be available to the Agent or the Borrower under this Agreement or Applicable Law, such Defaulting Lender's right to participate in the administration of the Loans, this Agreement and the other Loan Documents, including without limitation, any right to vote in respect of, to consent to or to direct any action or inaction of the Agent or to be taken into account in the calculation of Requisite Lenders, shall be suspended

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

during the pendency of such failure or refusal. If for any reason a Lender fails to make timely payment to the Agent of any amount required to be paid to the Agent hereunder (without giving effect to any notice or cure periods), in addition to other rights and remedies which the Agent or the Borrower may have under the immediately preceding provisions or otherwise, the Agent shall be entitled (i) to collect interest from such Defaulting Lender on such delinquent payment for the period from the date on which the payment was due until the date on which the payment is made at the Federal Funds Rate, (ii) to withhold or setoff and to apply in satisfaction of the defaulted payment and any related interest, any amounts otherwise payable to such Defaulting Lender under this Agreement or any other Loan Document and (iii) to bring an action or suit against such Defaulting Lender in a court of competent jurisdiction to recover the defaulted amount and any related interest. Any amounts received by the Agent in respect of a Defaulting Lender's Loans shall not be paid to such Defaulting Lender and shall be held by the Agent and paid to such Defaulting Lender upon the Defaulting Lender's curing of its default.

SECTION 3.11.  TAXES.

     (a) TAXES GENERALLY. All payments to any Lender by the Borrower of principal of, and interest on, the Loans and all other Obligations shall be made free and clear of and without deduction for any present or future excise, stamp or other taxes, fees, duties, levies, imposts, charges, deductions, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding (i) franchise taxes, (ii) any taxes (other than withholding taxes) that would not be imposed but for a connection between the Agent or a Lender and the jurisdiction imposing such taxes (other than a connection arising solely by virtue of the activities of the Agent or such Lender pursuant to or in respect of this Agreement or any other Loan Document), (iii) any taxes imposed on or measured by any Lender's assets, net income, receipts or branch profits; (iv) any taxes to the extent that they are in effect and would apply to the Agent or Lender immediately prior to the Agreement Date or as of the date such Person becomes a Lender in the case of an Eligible Assignee pursuant to Section 13.6.; and (v) any taxes arising after the Agreement Date solely as a result of or attributable to a Lender changing its designated Lending Office after the date such Lender becomes a party hereto (such non-excluded items being collectively called "Taxes"). If any withholding or deduction from any payment to be made by the Borrower hereunder is required in respect of any Taxes pursuant to any Applicable Law, then the Borrower will:

          (i) pay directly to the relevant Governmental Authority the full amount required to be so withheld or deducted;

          (ii) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such Governmental Authority; and

          (iii) pay to the Agent for its account or the account of the applicable Lender, as the case may be, such additional amount or amounts as is necessary to ensure that the net amount actually received by the Agent or such Lender will equal the full amount that the Agent or such Lender would have received had no such withholding or deduction been required.

     (b) TAX INDEMNIFICATION. If the Borrower fails to pay any Taxes when due to the appropriate Governmental Authority or fails to remit to the Agent, for its account or the account of the respective Lender, as the case may be, the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental Taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. For purposes of this Section, a distribution hereunder by the Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrower.

     (c) TAX FORMS. Prior to the date that any Lender or Participant organized under the laws of a jurisdiction outside the United States of America becomes a party hereto, such Person shall deliver to the Borrower and the Agent such certificates, documents or other evidence, as required by the Internal Revenue Code or Treasury Regulations issued pursuant thereto (including Internal Revenue Service Forms W-8ECI and W-8BEN, as applicable, or appropriate successor forms or such other evidence satisfactory to the Agent and the Borrower), properly completed, currently effective and duly executed by such Lender or Participant establishing that payments to it hereunder and under the Notes are (i) not subject to United States Federal backup withholding tax and (ii) not subject to United States Federal withholding tax under the Internal Revenue Code. Each such Lender or Participant shall (x) deliver further copies of such forms or other appropriate certifications on or before the date that any such forms expire or become obsolete and after the occurrence of any event requiring a change in the most recent form delivered to the Borrower and (y) obtain such extensions of the time for filing, and renew such forms and certifications thereof, as may be reasonably requested by the Borrower or the Agent. The Borrower shall not be required to pay any amount pursuant to last sentence of subsection (a) above to any Lender or Participant that is organized under the laws of a jurisdiction outside of the United States of America or the Agent, if it is organized under the laws of a jurisdiction outside of the United States of America, if such Lender, Participant or the Agent, as applicable, fails to comply with the requirements of this subsection. If any such Lender or Participant fails to deliver the above forms or other documentation, then the Agent may withhold from such payment to such Lender such amounts as are required by the Internal Revenue Code. Upon the request of the Agent, each Lender that is a "United States person" within the meaning of Section 7701(a)(30) of the Code shall deliver to the Agent two duly signed completed copies of IRS Form W-9. If such Lender fails to deliver such forms, then the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable backup withholding tax imposed by the Code, without reduction, and the Borrower shall not be required to pay any amount pursuant to Section 3.11.(a). If any Governmental Authority asserts that the Agent did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Lender, such Lender shall indemnify the Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, and costs and expenses (including all fees and disbursements of any law firm or other external counsel and the allocated cost of internal legal services and all disbursements of internal counsel) of the Agent. The obligation of the Lenders under this Section shall survive the termination of the Commitments, repayment of all Obligations and the resignation or replacement of the Agent.

     (d) If the Borrower determines in good faith that a reasonable basis exists for contesting any Taxes for which indemnification has been demanded hereunder, the relevant Lender or the Agent, as applicable, shall cooperate with the Borrower in challenging such Taxes at the Borrower's expense if so requested by the Borrower in writing. If any Lender or the Agent, as applicable, receives a refund of a Tax for which a payment has been made by the Borrower pursuant to this Section 3.11.(d), which refund is attributable to such payment made by the Borrower, then the Lender or the Agent, as the case may be, shall reimburse the Borrower for such. Nothing herein contained shall interfere with the right of a Lender or the Agent to arrange its tax affairs in whatever manner it thinks fit nor oblige any Lender or the Agent to disclose any information relating to its tax affairs or any computations in respect thereof or require any Lender or the Agent to do anything that would prejudice its ability to benefit from any other reliefs, remissions or repayments to which it may be entitled.

                    ARTICLE IV. UNENCUMBERED POOL PROPERTIES

SECTION 4.1.  ELIGIBILITY OF PROPERTIES.

     (a) EXISTING UNENCUMBERED POOL PROPERTIES. Subject to compliance with the terms and conditions of Section 6.1.(a), as of the Effective Date the parties hereto acknowledge and agree that the Properties listed on Schedule 4.1. are Unencumbered Pool Properties.

     (b) ADDITIONAL UNENCUMBERED POOL PROPERTIES. After the Effective Date, an Eligible Property shall be included as Unencumbered Pool Property upon delivery to the Agent of (i) an Unencumbered Pool Certificate pursuant to Section 9.4.(d). setting forth the information required to be contained therein and assuming that such Eligible Property is included as an Unencumbered Pool Property; (ii) if not previously delivered to the Agent, a certificate of qualification to transact business or other comparable certificate issued with respect to the Loan Party that owns such Property by the Secretary of State (and any state department of taxation, as applicable) of the state in which such Property is located; and (iii) such other information as the Agent may reasonably request in connection with the evaluation of such Eligible Property. Subject to the terms and conditions of this Agreement, upon the Agent's receipt of such certificates and such other information, such Eligible Property shall be included as an Unencumbered Pool Property.

     (c) ALTERNATIVE ACCEPTANCE PROCEDURE FOR ADDITIONAL UNENCUMBERED POOL PROPERTIES. Any Property that does not satisfy all of the requirements of an Eligible Property shall be included only upon the written approval of the Requisite Lenders provided, however, that such approval shall only be a waiver of those requirements in the definition of Eligible Property specifically set forth and approved therein with respect to such Property.

     (d) ADDITIONAL DELIVERIES FOR ADDITIONAL UNENCUMBERED POOL PROPERTIES. If a Property that is to become an Unencumbered Pool Property is owned (or is being acquired) by a Subsidiary of the Borrower that is not yet a party to the Guaranty, such Property shall not become an Unencumbered Pool Property unless and until (i) an Accession Agreement executed by such Subsidiary, and all other items required to be delivered under Section 8.14., have all been delivered to the Agent and (ii) the Agent shall have received each of the following, in form and substance satisfactory to the Agent, if not previously delivered to the
Agent:

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

          (A) an opinion of counsel to such Subsidiary, addressed to the Agent and the Lenders and addressing the same legal matters address in the opinions delivered pursuant to Section 6.1.(a)(iv);

          (B) the certificate or articles of incorporation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument (if any) of such Subsidiary certified as of a recent date by the Secretary of State of the State of formation of such Subsidiary;

          (C) a certificate of good standing (or certificate of similar meaning) with respect to such Subsidiary issued as of a recent date by the Secretary of State of the State of formation of such Subsidiary; and

          (D) copies certified by the Secretary or Assistant Secretary of such Subsidiary (or other individual performing similar functions) of (1) the by-laws of such Subsidiary, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (2) all corporate, partnership, member or other necessary action taken by such Subsidiary to authorize the execution, delivery and performance of the Loan Documents to which it is a party.

SECTION 4.2.  TERMINATION OF DESIGNATION AS UNENCUMBERED POOL PROPERTY.

     A Property shall cease to be included as an Unencumbered Pool Property for purposes of this Agreement if either (i) such Unencumbered Pool Property ceases to be an Eligible Property (with the termination effective immediately) or (ii) such Property is not included in an Unencumbered Pool Certificate subsequently submitted pursuant to this Agreement (with the termination effective as of the date of receipt by the Agent of such Unencumbered Pool Certificate). Notwithstanding the foregoing, no Property will be terminated as an Unencumbered Pool Property if (i) a Default or Event of Default exists or (ii) a Default or Event of Default would exist immediately after such Property is terminated as an Unencumbered Pool Property.

                        ARTICLE V. YIELD PROTECTION, ETC.

SECTION 5.1.  ADDITIONAL COSTS; CAPITAL ADEQUACY.

     (a) Additional Costs. The Borrower shall promptly pay to the Agent for the account of a Lender from time to time such amounts as such Lender may determine to be necessary to compensate such Lender for any costs incurred by such Lender that it reasonably determines are attributable to its making or maintaining of any LIBOR Loans or its obligation to make any LIBOR Loans hereunder, any reduction in any amount receivable by such Lender under this Agreement or any of the other Loan Documents in respect of any of such LIBOR Loans or such obligation or the maintenance by such Lender of capital in respect of its LIBOR Loans or its Commitment (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change that: (i) changes the basis of taxation of any amounts payable to such Lender under this Agreement or any of the other Loan Documents in respect of any of such LIBOR Loans or its Commitment (other than taxes imposed on or measured by the overall net income of such Lender or of its Lending Office for any of such LIBOR Loans by the jurisdiction in which such Lender has its principal office or such Lending Office), or (ii) imposes or modifies any reserve, special deposit or similar requirements (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System or other similar reserve requirement applicable to any other category of liabilities or category of extensions of credit or other assets by reference to which the interest rate on LIBOR Loans is determined) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, or other credit extended by, or any other acquisition of funds by such Lender (or its parent corporation), or any commitment of such Lender (including, without limitation, the Commitment of such Lender hereunder) or (iii) has or would have the effect of reducing the rate of return on capital of such Lender to a level below that which such Lender could have achieved but for such Regulatory Change (taking into consideration such Lender's policies with respect to capital adequacy).

     (b) Lender's Suspension of LIBOR Loans. Without limiting the effect of the provisions of the immediately preceding subsection (a), if by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender that includes deposits by reference to which the interest rate on LIBOR Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender that includes LIBOR Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Lender so elects by notice to the Borrower (with a copy to the Agent), the obligation of such Lender to make or Continue, or to Convert Base Rate Loans into, LIBOR Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provision of Section 5.5. shall apply).

     (c) Notification and Determination of Additional Costs. Each of the Agent and each Lender, as the case may be, agrees to notify the Borrower of any event occurring after the Agreement Date entitling the Agent or such Lender to compensation under any of the preceding subsections of this Section as promptly as practicable; provided, however, that the failure of the Agent or any Lender to give such notice shall not release the Borrower from any of its obligations hereunder. The Agent and each Lender, as the case may be, agrees to furnish to the Borrower (and in the case of a Lender to the Agent as well) a certificate setting forth the basis and amount of each request for compensation under this Section. Determinations by the Agent or such Lender, as the case may be, of the effect of any Regulatory Change shall be conclusive, provided that such determinations are made on a reasonable basis and in good faith.

SECTION 5.2.  SUSPENSION OF LIBOR LOANS.

     Anything herein to the contrary notwithstanding, if, on or prior to the determination of LIBOR for any Interest Period:

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          (a) the Agent reasonably determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of LIBOR are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR Loans as provided herein or is otherwise unable to determine LIBOR, or

          (b) the Agent reasonably determines (which determination shall be conclusive) that the relevant rates of interest referred to in the definition of LIBOR upon the basis of which the rate of interest for LIBOR Loans for such Interest Period is to be determined are not likely to adequately cover the cost to any Lender of making or maintaining LIBOR Loans for such Interest Period;

          (c) any Lender that has outstanding a Bid Rate Quote with respect to a LIBOR Margin Loan reasonably determines (which determination shall be conclusive) that LIBOR will not adequately and fairly reflect the cost to such Lender of making or maintaining such LIBOR Margin Loan;

then the Agent shall give the Borrower and each Lender prompt notice thereof and, so long as such condition remains in effect, (i) the Lenders shall be under no obligation to, and shall not, make additional LIBOR Loans, Continue LIBOR Loans or Convert Loans into LIBOR Loans and the Borrower shall, on the last day of each current Interest Period for each outstanding LIBOR Loan, either prepay such Loan or Convert such Loan into a Base Rate Loan and (ii) in the case of clause (c) above, no Lender that has outstanding a Bid Rate Quote with respect to a LIBOR Margin Loan shall be under any obligation to make such Loan.

SECTION 5.3.  ILLEGALITY.

     Notwithstanding any other provision of this Agreement, if any Lender shall determine (which determination shall be conclusive and binding) that it is unlawful for such Lender to honor its obligation to make or maintain LIBOR Loans hereunder, then such Lender shall promptly notify the Borrower thereof (with a copy of such notice to the Agent) and such Lender's obligation to make or Continue, or to Convert Revolving Loans of any other Type into, LIBOR Loans shall be suspended until such time as such Lender may again make and maintain LIBOR Loans (in which case the provisions of Section 5.5. shall be applicable).

SECTION 5.4.  COMPENSATION.

     The Borrower shall pay to the Agent for account of each Lender, upon the request of such Lender through the Agent, such amount or amounts as shall be sufficient to compensate such Lender for any loss, cost or expense that such Lender reasonably determines is attributable to:

          (a) any payment or prepayment (whether mandatory or optional) of a LIBOR Loan or Conversion of a LIBOR Loan or Bid Rate Loan, made by such Lender for any reason (including, without limitation, acceleration) on a date other than the last day of the Interest Period for such Loan; or

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          (b) any failure by the Borrower for any reason (including, without limitation, the failure of any of the applicable conditions precedent specified in Article VI. to be satisfied) to borrow a LIBOR Loan or Bid Rate Loan from such Lender on the date for such borrowing, or to Convert a Base Rate Loan into a LIBOR Loan or Continue a LIBOR Loan on the requested date of such Conversion or Continuation.

Not in limitation of the foregoing, such compensation shall include, without limitation; (i) in the case of a LIBOR Loan, an amount equal to the then present value of (A) the amount of interest that would have accrued on such LIBOR Loan for the remainder of the Interest Period at the rate applicable to such LIBOR Loan, less (B) the amount of interest that would accrue on the same LIBOR Loan for the same period if LIBOR were set on the date on which such LIBOR Loan was repaid, prepaid or Converted or the date on which the Borrower failed to borrow, Convert or Continue such LIBOR Loan, as applicable, calculating present value by using as a discount rate LIBOR quoted on such date and (ii) in the case of a Bid Rate Loan, the sum of such losses and expenses as the Lender or Designated Lender who made such Bid Rate Loan may reasonably incur by reason of such prepayment, including without limitation any losses or expenses incurred in obtaining, liquidating or employing deposits from third parties. Upon Borrower's request (made through the Agent), any Lender seeking compensation under this Section shall provide the Borrower with a statement setting forth in reasonable detail the basis for requesting such compensation and the method for determining the amount thereof. Any such statement shall be conclusive absent manifest error.

SECTION 5.5.  TREATMENT OF AFFECTED LOANS.

     If the obligation of any Lender to make LIBOR Loans or to Continue, or to Convert Base Rate Loans into, LIBOR Loans shall be suspended pursuant to Section 5.1.(b), 5.2. or 5.3. then such Lender's LIBOR Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for LIBOR Loans (or, in the case of a Conversion required by Section 5.1.(b) or 5.2. on such earlier date as such Lender may specify to the Borrower with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 5.1.(b), 5.2. or 5.3. that gave rise to such Conversion no longer exist:

          (a) to the extent that such Lender's LIBOR Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's LIBOR Loans shall be applied instead to its Base Rate Loans; and

          (b) all Revolving Loans that would otherwise be made or Continued by such Lender as LIBOR Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be Converted into LIBOR Loans shall remain as Base Rate Loans.

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

     If such Lender gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in Section 5.1. or 5.3. that gave rise to the Conversion of such Lender's LIBOR Loans pursuant to this Section no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when LIBOR Loans made by other Lenders are outstanding, then such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding LIBOR Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding LIBOR Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

SECTION 5.6.  CHANGE OF LENDING OFFICE.

     Each Lender agrees that it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate an alternate Lending Office or take other measures with respect to any of its Loans affected by the matters or circumstances described in Sections 3.11., 5.1. or 5.3. to reduce the liability of the Borrower or avoid the results provided thereunder, so long as such designation is not disadvantageous to such Lender as determined by such Lender in its sole discretion, except that such Lender shall have no obligation to designate a Lending Office located in the United States of America.

SECTION 5.7.  AFFECTED LENDERS.

     If (a) a Lender requests compensation pursuant to Section 3.11. or 5.1., and the Requisite Lenders are not also doing the same, or (b) the obligation of any Lender to make LIBOR Loans or to Continue, or to Convert Base Rate Loans into LIBOR Loans shall be suspended pursuant to Section 5.1., 5.2. or 5.3. but the obligation of the Requisite Lenders shall not have been suspended under such Sections, then, so long as there does not then exist any Default or Event of Default, the Borrower may either (i) demand that such Lender (the "Affected Lender"), and upon such demand the Affected Lender shall promptly assign its Commitments to an Eligible Assignee subject to and in accordance with the provisions of Section 13.6.(c) for a purchase price equal to the aggregate principal balance of Loans then owing to the Affected Lender plus any accrued but unpaid interest thereon and accrued but unpaid fees owing to the Affected Lender or (ii) pay to the Affected Lender the aggregate principal balance of the Loans then owing to the Affected Lender plus any accrued but unpaid interest thereon and accrued but unpaid fees owing to the Affected Lender, whereupon the Affected Lender shall no longer be a party hereto or have any rights or obligations hereunder or under any of the other Loan Documents. Each of the Agent, the Borrower and the Affected Lender shall reasonably cooperate in effectuating the replacement of such Affected Lender under this Section, but at no time shall the Agent, such Affected Lender nor any other Lender be obligated in any way whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. The exercise by the Borrower of its rights under this Section shall be at the Borrower's sole cost and expenses and at no cost or expense to the Agent, the Affected Lender or any of the other Lenders; provided, however, the Borrower shall not be obligated to reimburse or otherwise pay an Affected Lender's administrative or legal costs incurred as a result of the Borrower's exercise of its rights under this Section. The terms of this Section shall not in any way limit the Borrower's obligation to pay to any Affected Lender compensation owing to such Affected Lender pursuant to Section 3.11. or 5.1.

SECTION 5.8.  ASSUMPTIONS CONCERNING FUNDING OF LIBOR LOANS.

     Calculation of all amounts payable to a Lender under this Article V. shall be made as though such Lender had actually funded LIBOR Loans through the purchase of deposits in the relevant market bearing interest at the rate applicable to such LIBOR Loans in an amount equal to the amount of the LIBOR Loans and having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund each of its LIBOR Loans in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this Article V.

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                        ARTICLE VI. CONDITIONS PRECEDENT

SECTION 6.1. INITIAL CONDITIONS PRECEDENT.

     The obligation of the Lenders to effect or permit the occurrence of the first Credit Event hereunder is subject to the satisfaction or waiver of the following conditions precedent:

     (a) The Agent shall have received each of the following, in form and substance satisfactory to the Agent:

          (i) counterparts of this Agreement executed by each of the parties hereto;

          (ii) Revolving Notes and Bid Rate Notes executed by the Borrower, payable to all Lenders or any Designated Lender, if applicable, and complying with the terms of Section 2.11.; and the Swingline Note executed by the Borrower;

          (iii) the Guaranty executed by each of the Guarantors initially to be a party thereto;

          (iv) (A) an opinion of Latham & Watkins, counsel to the Borrower and the Guarantors, addressed to the Agent and the Lenders and covering the matters set forth in Exhibit N-1, (B) an opinion of Ballard Spahr, special Maryland counsel to the Borrower, addressed to the Agent and the Lenders and covering the matters set forth in Exhibit N-2, and (C) an opinion of the Borrower's general counsel addressed to the Agent and the Lenders and covering the matters set forth in Exhibit N-3;

          (v) the certificate or articles of incorporation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument (if any) of each Loan Party certified as of a recent date by the Secretary of State of the state of formation of such Person;

          (vi) a certificate of good standing (or certificate of similar meaning) with respect to each Loan Party issued as of a recent date by the Secretary of State of the state of formation of each such Person and certificates of qualification to transact business or other comparable certificates issued by each Secretary of State (and any state department of taxation, as applicable) of each state in which such Person is required to be so qualified;

          (vii) a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party with respect to each of the officers of such Person authorized to execute and deliver the Loan Documents to which such Person is a party, and in the case of the Borrower, authorized to execute and deliver on behalf of the Borrower Notices of Borrowing, Notices of Swingline Borrowing, Notices of Conversion and Notices of Continuation;

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

          (viii) copies certified by the Secretary or Assistant Secretary of each Guarantor (or other individual performing similar functions) of
          (i) the by-laws of such Person, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (ii) all corporate, partnership, member or other necessary action taken by such Person to authorize the execution, delivery and performance of the Loan Documents to which it is a party;

          (ix) an Unencumbered Pool Certificate calculated as of September 30, 2002;

          (x) a Compliance Certificate calculated on a pro forma basis for the Borrower's fiscal quarter ending September 30, 2002;

          (xi) with respect to each Property identified on Schedule 4.1., each of the items referred to in Section 4.1. required to be delivered in connection with any Unencumbered Pool Property;

          (xii) evidence satisfactory to the Agent that the Fees, if any, then due and payable under Section 3.6., together with all other fees, expenses and reimbursement amounts due and payable to the Agent and any of the Lenders, including without limitation, the fees and expenses of counsel to the Agent, have been paid;

          (xiii) evidence that any outstanding Indebtedness or other obligations owing under each of (A) the Credit Agreement dated as of December 14, 1999, among the Borrower the banks named therein and The Bank of New York, as administrative agent, and (B) the Revolving Credit Agreement dated as of February 1, 2000 by and between the Borrower and the Bank of Montreal, as lender (together the "Existing Credit Facilities"), have been paid in full and the Existing Credit Facilities have been terminated; and

          (xiv) such other documents and instruments as the Agent, or any Lender through the Agent, may reasonably request; and

     (b) In the good faith judgment of the Agent:

          (i) There shall not have occurred or become known to the Agent or any of the Lenders any event, condition, situation or status since the date of the information contained in the financial and business projections, budgets, pro forma data and forecasts concerning the Borrower and its Subsidiaries delivered to the Agent and the Lenders prior to the Agreement Date that has had or could reasonably be expected to result in a Material Adverse Effect;

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

          (ii) No litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened which is reasonably likely to be adversely determined, and, if adversely determined, could reasonably be expected to (A) result in a Material Adverse Effect or (B) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect, the ability of any Loan Party to fulfill its obligations under the Loan Documents to which it is a party;

          (iii) The Borrower and the other Loan Parties shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any Applicable Law or (B) any agreement, document or instrument to which any Loan Party is a party or by which any of them or their respective properties is bound, except for such approvals, consents, waivers, filings and notices the receipt, making or giving of which, or the failure to make, give or receive which, would not reasonably be likely to (1) have a Material Adverse Effect, or (2) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect the ability of the Borrower or any other Loan Party to fulfill its obligations under the Loan Documents to which it is a party; and

          (iv) There shall not have occurred or exist any other material disruption of financial or capital markets that could reasonably be expected to materially and adversely affect the transactions contemplated by the Loan Documents.

SECTION 6.2. CONDITIONS PRECEDENT TO ALL LOANS.

     The obligations of Lenders to make any Loans are subject to the further conditions precedent that: (a) no Default or Event of Default shall exist as of the date of the making of such Loan or would exist immediately after giving effect thereto, and none of the conditions described in Section 2.14. would exist after giving effect thereto; (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct on and as of the date of the making of such Loan with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted hereunder and (c) in the case of the borrowing of Revolving Loans, the Agent shall have received a timely Notice of Borrowing, or in the case of a Swingline Loan, the Swingline Lender shall have received a timely Notice of Swingline Borrowing. Each Credit Event shall constitute a certification by the Borrower to the effect set forth in the preceding sentence (both as of the date of the giving of notice relating to such Credit Event and, unless the Borrower otherwise notifies the Agent prior to the date of such Credit Event, as of the date of the occurrence of such Credit Event). In addition, the Borrower shall be deemed to have represented to the Agent and the Lenders at the time such Loan is made that all conditions to the making of such Loan contained in this Article
VI. have been satisfied.

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

SECTION 6.3. CONDITIONS AS COVENANTS.

     If the Lenders permit the making of any Loans, prior to the satisfaction of all conditions precedent set forth in Sections 6.1. and 6.2., the Borrower shall nevertheless cause such condition or conditions to be satisfied within 5 Business Days after the date of the making of such Loans. Unless set forth in writing to the contrary, the making of its initial Loan by a Lender shall constitute a confirmation by such Lender to the Agent and the other Lenders that insofar as such Lender is concerned the Borrower has satisfied the conditions precedent for initial Loans set forth in Sections 6.1. and 6.2.

                   ARTICLE VII. REPRESENTATIONS AND WARRANTIES

SECTION 7.1. REPRESENTATIONS AND WARRANTIES.

     In order to induce the Agent and each Lender to enter into this Agreement and to make Loans, the Borrower represents and warrants to the Agent and each Lender as follows:

     (a) ORGANIZATION; POWER; QUALIFICATION. Each of the Loan Parties and the other Subsidiaries is a corporation, partnership or other legal entity, duly organized or formed, validly existing and in good standing under the jurisdiction of its incorporation or formation, has the power and authority to own or lease its respective properties and to carry on its respective business as now being and hereafter proposed to be conducted and is duly qualified and is in good standing as a foreign corporation, partnership or other legal entity, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization and where the failure to be so qualified or authorized could reasonably be expected to have, in each instance, a Material Adverse Effect.

     (b) OWNERSHIP STRUCTURE. Part I of Schedule 7.1.(b) is, as of the Agreement Date, a complete and correct list of all Subsidiaries of the Borrower setting forth for each such Subsidiary, (i) the jurisdiction of organization of such Person, (ii) each Person holding any Equity Interest in such Person, (iii) the nature of the Equity Interests held by each such Person and (iv) the percentage of ownership of such Person represented by such Equity Interests. Except as disclosed in such Schedule (A) each of the Borrower and its Subsidiaries owns, free and clear of all Liens, and has the unencumbered right to vote, all outstanding Equity Interests in each Person shown to be held by it on such Schedule, (B) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (C) there are no outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, any such Person. Part II of Schedule 7.1.(b) correctly sets forth all Unconsolidated Affiliates of the Borrower, including the correct legal name of such Person, the type of legal entity which each such Person is, and all ownership interests in such Person held directly or indirectly by the Borrower.

     (c) AUTHORIZATION OF AGREEMENT, NOTES, LOAN DOCUMENTS AND BORROWINGS. The Borrower has the right and power, and has taken all necessary corporate action to authorize it, to borrow. The Borrower and each other Loan Party has the right to obtain other extensions of credit hereunder, and has taken all necessary action to authorize it, to execute, deliver and perform each of the Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. The Loan

Documents to which the Borrower or any other Loan Party is a party have been duly executed and delivered by the duly authorized officers of such Person and each is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein may be limited by equitable principles generally.

     (d) COMPLIANCE OF AGREEMENT, ETC. WITH LAWS. The execution, delivery and performance of this Agreement and the other Loan Documents to which any Loan Party is a party in accordance with their respective terms and the borrowings and other extensions of credit hereunder do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to any Loan Party; (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or the bylaws of the Borrower or the organizational documents of any other Loan Party, or any material indenture, agreement or other instrument to which any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Agent for the benefit of the Lenders.

     (e) COMPLIANCE WITH LAW; GOVERNMENTAL APPROVALS. Each Loan Party and each other Subsidiary is in compliance with each Governmental Approval and all other Applicable Laws relating to it except for noncompliances which, and Governmental Approvals the failure to possess which, could not, individually or in the aggregate, reasonably be expected to cause a Default or Event of Default or have a Material Adverse Effect.

     (f) TITLE TO PROPERTIES; LIENS. Schedule 7.1.(f) is, as of September 30, 2002, a complete and correct listing of all real estate assets of the Loan Parties and the other Subsidiaries, setting forth, for each such Property, the current occupancy status of such Property and whether such Property is a Development Property and, if such Property is a Development Property, the status of completion of such Property. Each of the Loan Parties and all other Subsidiaries has good, marketable and legal title to, or a valid leasehold interest in, its respective assets. None of the Unencumbered Pool Properties is subject to any Lien other than Permitted Liens.

     (g) EXISTING INDEBTEDNESS; TOTAL LIABILITIES. Part I of Schedule 7.1.(g) is, as of September 30, 2002, a complete and correct listing of all Indebtedness (including all Guarantees) of each of the Loan Parties and the other Subsidiaries, and if such Indebtedness is secured by any Lien, a description of all of the property subject to such Lien. As of September 30, 2002, the Loan Parties and the other Subsidiaries have performed and are in compliance with all of the terms of such Indebtedness and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with the giving of notice, the lapse of time, or both, would constitute a default or event of default, exists with respect to any such Indebtedness. Part II of
Schedule 7.1.(g) is, as of September 30, 2002, a complete and correct listing of all Total Liabilities of the Loan Parties and the other Subsidiaries (excluding any Indebtedness set forth on Part I of such Schedule).

     (h) MATERIAL CONTRACTS. Schedule 7.1.(h) is, as of the Agreement Date, a true, correct and complete listing of all Material Contracts. As of the Agreement Date, each of the Loan Parties and the other Subsidiaries that are parties to any Material Contract has performed and is in compliance with all of the terms of such Material Contract, and no default or event of default, or event or condition which with the giving of notice, the lapse of time, or both, would constitute such a default or event of default, exists with respect to any such Material Contract.

     (i) LITIGATION. Except as set forth on Schedule 7.1.(i), there are no actions, suits or proceedings pending (nor, to the knowledge of any Loan Party, are there any actions, suits or proceedings threatened) against or in any other way relating adversely to or affecting, any Loan Party, any other Subsidiary or any of their respective property in any court or before any arbitrator of any kind or before or by any other Governmental Authority which, is reasonably likely to be adversely determined, and, if adversely determined, could reasonably be expected to have a Material Adverse Effect, and there are no strikes, slow downs, work stoppages or walkouts or other labor disputes in progress or threatened relating to, any Loan Party or any other Subsidiary.

     (j) TAXES. All federal, state and other tax returns of each Loan Party and each other Subsidiary required by Applicable Law to be filed have been duly filed, and all federal, state and other taxes, assessments and other governmental charges or levies upon, each Loan Party and each other Subsidiary and their respective properties, income, profits and assets which are due and payable have been paid, except any such nonpayment or non-filing which is at the time permitted under Section 8.6. As of the Agreement Date, none of the United States income tax returns of any Loan Party or any other Subsidiary is under audit. All charges, accruals and reserves on the books of the Borrower and each of its Subsidiaries in respect of any taxes or other governmental charges are in accordance with GAAP.

     (k) FINANCIAL STATEMENTS. The Borrower has furnished to each Lender copies of (i) the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries for the fiscal years ended December 31, 2000 and December 31, 2001, and the related consolidated statements of operations, shareholders' equity and cash flow for the fiscal years ended on such dates, with the opinion thereon of KPMG LLP, and (ii) the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries for the fiscal quarter ended June 30, 2002, and the related consolidated statements of operations, shareholders' equity and cash flow of the Borrower and its consolidated Subsidiaries for the two fiscal quarter period ended on such date. Such balance sheets and statements (including in each case related schedules and notes) are complete and correct in all material respects and present fairly, in accordance with GAAP consistently applied throughout the periods involved, the consolidated financial position of the Borrower and its consolidated Subsidiaries as at their respective dates and the results of operations and the cash flow for such periods (subject, as to interim statements, to changes resulting from normal year-end audit adjustments). Neither the Borrower nor any of its Subsidiaries has on the Agreement Date any material contingent liabilities, liabilities, liabilities for taxes, unusual or long-term commitments or unrealized or forward anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said financial statements.

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     (l) NO MATERIAL ADVERSE CHANGE. Since December 31, 2001, there has been no material adverse change in the consolidated financial condition, results of operations, business or prospects of the Borrower and its consolidated Subsidiaries taken as a whole. Each of the Borrower, the other Loan Parties and the other Subsidiaries is Solvent.

     (m) ERISA. Except for instances as could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under
Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any material liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

     (n) ABSENCE OF DEFAULTS. None of the Loan Parties or the other Subsidiaries is in default under its articles of incorporation, bylaws, partnership agreement or other similar organizational documents, and no event has occurred, which has not been remedied, cured or waived: (i) which constitutes a Default or an Event of Default; or (ii) which constitutes, or which with the passage of time, the giving of notice, or both, would constitute, a default or event of default by, any Loan Party or any other Subsidiary under any agreement (other than this Agreement) or judgment, decree or order to which any such Person is a party or by which any such Person or any of its respective properties may be bound where such default or event of default could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (o) ENVIRONMENTAL LAWS. Except as set forth on Schedule 7.1(o), each of the Loan Parties and the other Subsidiaries is in compliance with all applicable Environmental Laws and has obtained all Governmental Approvals which are required under Environmental Laws and is in compliance with all terms and conditions of such Governmental Approvals, where with respect to each of the foregoing the failure to obtain or to comply with could be reasonably expected to have a Material Adverse Effect. Except for any of the following matters that could not be reasonably expected to have a Material Adverse Effect, no Loan Party is aware of, nor has it received notice of, any past or present events, conditions, circumstances, activities, practices, incidents, actions, or plans which, with respect to any Loan Party or any other Subsidiary, may unreasonably interfere with or prevent compliance or continued compliance with Environmental Laws, or may give rise to any common-law or legal liability, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling or the emission, discharge, release or threatened release into the environment, of any Hazardous Material; and there is no civil, criminal, or administrative action, suit, demand, claim, hearing, notice, or demand letter, notice of violation, investigation, or proceeding pending or, to the Borrower's knowledge after due inquiry, threatened, against any Loan Party or any other Subsidiary relating in any way to Environmental Laws which, if determined adversely to such Loan Party or such other Subsidiary, could be reasonably expected to have a Material Adverse Effect.

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     (p) INVESTMENT COMPANY; PUBLIC UTILITY HOLDING COMPANY. No Loan Party, nor
any other Subsidiary is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii) subject to any other Applicable Law which purports to regulate or restrict its ability to borrow money or obtain other extensions of credit or to consummate the transactions contemplated by this Agreement or to perform its obligations under any Loan Document to which it is a party.

     (q) MARGIN STOCK. No Loan Party nor any other Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System.

     (r) AFFILIATE TRANSACTIONS. Except as set forth on Schedule 7.1.(r). and as permitted by Section 10.9., no Loan Party nor any other Subsidiary is a party to or bound by any agreement or arrangement (whether oral or written) with any Affiliate.

     (s) INTELLECTUAL PROPERTY. Except for such instances as would not, individually or in the aggregate, have a Material Adverse Effect: (1) each of the Loan Parties and each other Subsidiary owns or has the right to use, under valid license agreements or otherwise, all patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets and copyrights (collectively, "Intellectual Property") necessary to the conduct of its businesses, without known conflict with any patent, license, franchise, trademark, trade secret, trade name, copyright, or other proprietary right of any other Person; (2) all such Intellectual Property is fully protected and/or duly and properly registered, filed or issued in the appropriate office and jurisdictions for such registrations, filing or issuances and (3) no claim has been asserted by any Person with respect to the use of any such Intellectual Property, or challenging or questioning the validity or effectiveness of any such Intellectual Property.

     (t) BUSINESS. As of the Agreement Date, the Loan Parties and the other Subsidiaries are engaged primarily in the business of owning, funding the development of, operating, buying, selling and managing completed retail properties leased to third party tenants principally, but not exclusively, on a net lease basis.

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     (u) BROKER'S FEES. No broker's or finder's fee, commission or similar compensation will be payable with respect to the transactions contemplated hereby. No other similar fees or commissions will be payable by any Loan Party for any other services rendered to any Loan Party or any other Subsidiaries ancillary to the transactions contemplated hereby.

     (v) ACCURACY AND COMPLETENESS OF INFORMATION. All written information, reports and other papers and data furnished to the Agent or any Lender by, on behalf of, or at the direction of, any Loan Party or any other Subsidiary were, at the time the same were so furnished, complete and correct in all material respects, to the extent necessary to give the recipient a true and accurate knowledge of the subject matter, or, in the case of financial statements, present fairly, in accordance with GAAP consistently applied throughout the periods involved, the financial position of the Persons involved as at the date thereof and the results of operations for such periods. No fact is known to any Loan Party which has had, or may in the future have (so far as any Loan Party can reasonably foresee), a Material Adverse Effect which has not been set forth in the financial statements referred to in Section 7.1.(k) or in such information, reports or other papers or data or otherwise disclosed in writing to the Agent and the Lenders prior to the Effective Date. No document furnished or written statement made to the Agent or any Lender in connection with the negotiation, preparation or execution, or pursuant to, of this Agreement or any of the other Loan Documents contains or will contain any untrue statement of a fact material to the creditworthiness of any Loan Party or any other Subsidiary or omits or will omit to state a material fact necessary in order to make the statements contained therein not materially misleading.

     (w) NOT PLAN ASSETS; NO PROHIBITED TRANSACTIONS. None of the assets of any Loan Party or any other Subsidiary constitutes "plan assets" within the meaning of ERISA, the Internal Revenue Code and the respective regulations promulgated thereunder, of any Plan. The execution, delivery and performance of the Loan Documents by the Loan Parties, and the borrowing, other credit extensions and repayment of amounts thereunder, do not and will not constitute "prohibited transactions" under ERISA or the Internal Revenue Code.

SECTION 7.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC.

     All statements contained in any certificate, financial statement or other instrument delivered by or on behalf of any Loan Party or any other Subsidiary to the Agent or any Lender pursuant to or in connection with this Agreement or any of the other Loan Documents (including, but not limited to, any such statement made in any amendment thereto or any statement contained in any certificate, financial statement or other instrument delivered by or on behalf of any Loan Party prior to the Agreement Date and delivered to the Agent or any Lender in connection with closing the transactions contemplated hereby) shall constitute representations and warranties made by the Borrower under this Agreement. All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made at and as of the Agreement Date, the Effective Date and at and as of the date of the occurrence of each Credit Event, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically permitted hereunder. All such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the Loan Documents and the making of the Loans.

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                       ARTICLE VIII. AFFIRMATIVE COVENANTS

     For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 13.7., all of the Lenders) shall otherwise consent in the manner provided for in Section 13.7., the Borrower shall comply with the following covenants:

SECTION 8.1. PRESERVATION OF EXISTENCE AND SIMILAR MATTERS.

     Except as otherwise permitted under Section 10.4., the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, preserve and maintain its respective existence, rights, franchises, licenses and privileges in the jurisdiction of its incorporation or formation and qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization and where the failure to be so authorized and qualified could reasonably be expected to have a Material Adverse Effect.

SECTION 8.2. COMPLIANCE WITH APPLICABLE LAW.

     The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, comply with all Applicable Law, including the obtaining of all Governmental Approvals, the failure with which to comply could reasonably be expected to have a Material Adverse Effect.

SECTION 8.3. MAINTENANCE OF PROPERTY.

     In addition to the requirements of any of the other Loan Documents, the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, (a) protect and preserve all of its material properties, including, but not limited to, all material Intellectual Property necessary to the conduct of its respective business, and maintain in good repair, working order and condition all tangible properties, ordinary wear and tear excepted, and (b) from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements and additions to such properties, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

SECTION 8.4. CONDUCT OF BUSINESS.

     The Borrower shall, and shall cause the other Loan Parties and each other Subsidiary to, carry on its respective businesses as described in Section 7.1.(t) and not enter into any line of business not otherwise engaged in by such Person as of the Agreement Date or not otherwise reasonably related thereto.

SECTION 8.5. INSURANCE.

     The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, maintain insurance with financially sound and reputable insurance companies against such risks and in such amounts as is customarily maintained by similar businesses or as may be required by Applicable Law. The Borrower shall from time to time deliver to the Agent upon request a detailed list, together with copies of all policies of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

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

SECTION 8.6. PAYMENT OF TAXES AND CLAIMS.

     The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, pay and discharge when due (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, and (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any properties of such Person; provided, however, that this Section shall not require the payment or discharge of any such tax, assessment, charge, levy or claim which is being contested in good faith by appropriate proceedings which operate to suspend the collection thereof and for which adequate reserves have been established on the books of such Person in accordance with GAAP.

SECTION 8.7. BOOKS AND RECORDS; INSPECTIONS.

     The Borrower will, and will cause each other Loan Party and each other Subsidiary to, keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each other Loan Party and each other Subsidiary to, permit representatives of the Agent or any Lender to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants (in the Borrower's presence), all at such reasonable times during business hours and as often as may reasonably be requested and with reasonable prior notice. The Borrower shall be obligated to reimburse the Agent and the Lenders for their reasonable costs and expenses incurred in connection with the exercise of their rights under this Section only if such exercise occurs while a Default or Event of Default exists.

SECTION 8.8. USE OF PROCEEDS.

     The Borrower will only use the proceeds of Loans only for (a) the payment of pre-development and development costs incurred in connection with Properties owned by the Borrower or any Subsidiary; (b) to finance acquisitions and equity investments otherwise permitted under this Agreement; (c) to finance capital expenditures and the repayment of Indebtedness of the Borrower and its Subsidiaries (including scheduled amortization payments on Indebtedness); and
(d) to provide for the general working capital needs of the Borrower and its Subsidiaries and for other general corporate purposes of the Borrower and its Subsidiaries (including distributions and stock repurchases otherwise permitted under this Agreement). Except as permitted by Section 10.1.(j), the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, use any part of such proceeds to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

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SECTION 8.9. ENVIRONMENTAL MATTERS.

     The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, comply with all Environmental Laws the failure with which to comply could reasonably be expected to have a Material Adverse Effect. If any Loan Party or any other Subsidiary shall (a) receive written notice that any violation of any Environmental Law may have been committed or is about to be committed by such Person, (b) receive written notice that any administrative or judicial complaint or order has been filed or is about to be filed against any such Person alleging violations of any Environmental Law or requiring any such Person to take any action in connection with the release of Hazardous Materials or (c) receive any written notice from a Governmental Authority or private party alleging that any such Person may be liable or responsible for costs associated with a response to or cleanup of a release of Hazardous Materials or any damages caused thereby, and such notices, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, the Borrower shall provide the Agent with a copy of such notice within 10 days after the receipt thereof by such Person or any of the Subsidiaries. The Loan Parties and the other Subsidiaries shall promptly take all actions necessary to prevent the imposition of any Liens on any of their respective properties arising out of or related to any Environmental Laws.

SECTION 8.10. FURTHER ASSURANCES.

     At the Borrower's cost and expense and upon request of the Agent, the Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, duly execute and deliver or cause to be duly executed and delivered, to the Agent such further instruments, documents and certificates, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Agent to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

SECTION 8.11. MATERIAL CONTRACTS.

     The Borrower shall, and shall cause each other Loan Party and each other Subsidiary to, duly and punctually perform and comply with any and all material representations, warranties, covenants and agreements expressed as binding upon any such Person under any Material Contract. The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, do or knowingly permit to be done anything to impair materially the value of any of the Material Contracts.

SECTION 8.12. REIT STATUS.

     The Borrower shall maintain its status as a REIT.

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SECTION 8.13. EXCHANGE LISTING.

     The Borrower shall maintain at least one class of common shares of the Borrower having trading privileges on the New York Stock Exchange.

SECTION 8.14. GUARANTORS.

     Within 5 Business Days of any Person becoming a Subsidiary after the Agreement Date, the Borrower shall deliver to the Agent each of the following in form and substance satisfactory to the Agent: (a) an Accession Agreement executed by such Subsidiary and (b) the items that would have been delivered under subsections (iii), (v), (vi), (vii) and (viii) of Section 6.1.(a) if such Subsidiary had been a Subsidiary on the Agreement Date. Notwithstanding the foregoing, (x) upon the request of the Borrower and so long as the Borrower complies with Section 10.10. with respect to such Subsidiary, up to two Taxable REIT Subsidiaries shall not be required to become a Guarantor and (y) if any other Subsidiary is unable, for reasons acceptable to the Agent (in its sole discretion), to become a Guarantor, then so long as the Borrower complies with
Section 10.10. with respect to such Subsidiary, such Subsidiary shall not be required to become a Guarantor.

                             ARTICLE IX. INFORMATION

     For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 13.7., all of the Lenders) shall otherwise consent in the manner set forth in Section 13.7., the Borrower shall furnish to each Lender (or to the Agent if so provided below) at its Lending Office:

SECTION 9.1. QUARTERLY FINANCIAL STATEMENTS.

     As soon as available and in any event within 45 days after the close of each of the first, second and third fiscal quarters of the Borrower, the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such period and the related unaudited consolidated statements of income and cash flows of the Borrower and its Subsidiaries for such period, setting forth in each case in comparative form the figures as of the end of and for the corresponding periods of the previous fiscal year, all of which shall be certified by the chief financial officer of the Borrower, in his or her opinion, to present fairly, in accordance with GAAP, the consolidated financial position of the Borrower and its Subsidiaries as at the date thereof and the results of operations for such period (subject to normal year-end audit adjustments).

SECTION 9.2. YEAR-END STATEMENTS.

     As soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, the audited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year and the related audited consolidated statements of income, stockholders' equity and cash flows of the Borrower and its Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year, all of which shall be certified by (a) the chief financial officer of the Borrower, in his or her opinion, to present fairly, in accordance with GAAP, the financial position of the Borrower and its Subsidiaries as at the date thereof and the result of operations for such period and (b) KPMG LLP or any other independent certified public accountants of recognized national standing acceptable to the Requisite Lenders, whose certificate shall be unqualified and in scope and substance satisfactory to the Requisite Lenders and who shall have authorized the Borrower to deliver such financial statements and certification thereof to the Agent and the Lenders pursuant to this Agreement.

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SECTION 9.3. COMPLIANCE CERTIFICATE.

     At the time the financial statements are furnished pursuant to the immediately preceding Sections 9.1. and 9.2., a certificate substantially in the form of Exhibit P (a "Compliance Certificate") executed on behalf of the Borrower by the chief financial officer of the Borrower (a) setting forth as of the end of such quarterly accounting period or fiscal year, as the case may be, the calculations required to establish whether the Borrower was in compliance with the covenants contained in Section 10.1.; and (b) stating that no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred and the steps being taken by the Borrower with respect to such event, condition or failure.

SECTION 9.4. OTHER INFORMATION.

     The Borrower will deliver to Agent:

     (a) Promptly upon receipt thereof, copies of all reports, if any, submitted to the Borrower or its Board of Directors by its independent public accountants including, without limitation, any management report;

     (b) Within 5 Business Days of the filing thereof, copies of all registration statements (excluding the exhibits thereto and any registration statements on Form S-8 or its equivalent), reports on Forms 10-K, 10-Q and 8-K (or their equivalents) and all other periodic reports which any Loan Party or any other Subsidiary shall file with the Securities and Exchange Commission (or any Governmental Authority substituted therefor) or any national securities exchange;

     (c) Promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed and promptly upon the issuance thereof copies of all press releases issued by the Borrower, any Subsidiary or any other Loan Party;

     (d) As soon as available and in any event within 60 days after the end of each fiscal quarter of the Borrower, a Unencumbered Pool Certificate setting forth the information to be contained therein as of the last day of such fiscal quarter.

     (e) Within 60 days after the end of each fiscal quarter of the Borrower, an operating summary with respect to each Property then included in calculations of the Unencumbered Pool Value, including without limitation, a quarterly and year-to-date statement of Net Operating Income and a leasing/occupancy status report together with a current rent roll for such Property.

                                       66
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     (f) No later than 30 days after the end of each fiscal year of the Borrower ending prior to the Termination Date, projected balance sheets, operating statements and cash flow budgets of the Borrower and its Subsidiaries on a consolidated basis for each quarter of the next succeeding fiscal year, all itemized in reasonable detail. The foregoing shall be accompanied by pro forma calculations, together with detailed assumptions, required to establish whether or not the Borrower, and when appropriate its consolidated Subsidiaries, will be in compliance with the covenants contained in Sections 10.1. and at the end of each fiscal quarter of the next succeeding fiscal year.

     (g) Within 10 Business Days of the Agent's request therefor, a report in form and content reasonably satisfactory to the Agent detailing the Borrower's, together with its Subsidiaries', projected sources and uses of cash for the period of four consecutive fiscal quarters immediately following the date of the Agent's request. Such sources shall include but not be limited to excess operating cash flow, availability under this Agreement, unused availability under committed development loans, unfunded committed equity and any other committed sources of funds. Such uses shall include but not be limited to cash obligations for binding acquisitions, unfunded development costs, capital expenditures, debt service, overhead, dividends, maturing Property loans, hedge settlements and other anticipated uses of cash.

     (h) Within 15 Business Days of the Agent's request therefor, additional financial information maintained with respect to the Borrower and its Subsidiaries and each Eligible Property including, without limitation, property management exception reports, current property portfolio listings, listings of the Borrower's and its Subsidiaries' acquisitions from the most recent fiscal quarter provided on a cost basis, appraised value basis and/or projected annual rent basis.

     (i) If and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the controller of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take;

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     (j) To the extent any Loan Party or any other Subsidiary is aware of the same, prompt notice of the commencement of any proceeding or investigation by or before any Governmental Authority and any action or proceeding in any court or other tribunal or before any arbitrator against or in any other way relating adversely to, or adversely affecting, any Loan Party or any other Subsidiary or any of their respective properties, assets or businesses which, if determined or resolved adversely to such Person, could reasonably be expected to have a Material Adverse Effect, and prompt notice of the receipt of written notice that any United States income tax returns of any Loan Party or any other Subsidiary are being audited;

     (k) A copy of any amendment to the articles of incorporation, bylaws, partnership agreement or other similar organizational documents of any Loan Party or any other Subsidiary within 5 Business Days of the effectiveness thereof;

     (l) Prompt notice of any change in the senior management of the Borrower, any Subsidiary or any other Loan Party and any change in the business, assets, liabilities, financial condition, results of operations or business prospects of any Loan Party or any other Subsidiary which has had or could reasonably be expected to have a Material Adverse Effect;

     (m) Prompt notice of the occurrence of any Default or Event of Default or any event which constitutes or which with the passage of time, the giving of notice, or otherwise, would constitute a default or event of default by any Loan Party or any other Subsidiary under any Material Contract to which any such Person is a party or by which any such Person or any of its respective properties may be bound;

     (n) Promptly upon entering into any Material Contract after the Agreement Date, a copy of such Material Contract to the Agent;

     (o) Prompt notice of any order, judgment or decree in excess of $5,000,000 having been entered against any Loan Party or any other Subsidiary or any of their respective properties or assets;

     (p) Prompt notice of any written notification of a material violation of any law or regulation or any inquiry shall have been received by any Loan Party or any other Subsidiary from any Governmental Authority;

     (q) Prompt notice of the acquisition, incorporation or other creation of any Subsidiary, the purpose for such Subsidiary, the nature of the assets and liabilities thereof and whether such Subsidiary is a Wholly Owned Subsidiary of the Borrower;

     (r) Promptly upon the request of the Agent, evidence of the Borrower's calculation of the Ownership Share with respect to a Subsidiary or an Unconsolidated Affiliate, such evidence to be in form and detail satisfactory to the Agent; and

     (s) From time to time and promptly upon each request, such data, certificates, reports, statements, opinions of counsel, documents or further information regarding any Property or the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrower or any of its Subsidiaries as the Agent or any Lender may reasonably request.

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                          ARTICLE X. NEGATIVE COVENANTS

     For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 13.7., all of the Lenders) shall otherwise consent in the manner set forth in Section 13.7., the Borrower shall comply with the following covenants:

SECTION 10.1. FINANCIAL COVENANTS.

     (a) MINIMUM TANGIBLE NET WORTH. The Borrower shall not permit its Tangible Net Worth determined on a consolidated basis at the end of any fiscal quarter to be less than an amount equal to the greater of (i)(A) $577,362,000 plus (B) 80% of the Net Proceeds of all Equity Issuances effected at any time after the Agreement Date by the Borrower or any of its Subsidiaries to any Person other than the Borrower or any of its Subsidiaries plus (C) 80% of the market value (at the time of issuance) of any shares or partnership units issued at any time after the Agreement Date in exchange for any property contributed to the Borrower or any of its Subsidiaries by any Person other than the Borrower or any of its Subsidiaries minus (D) the aggregate amount paid by the Borrower to purchase outstanding shares of its common stock (to the extent such payments are permitted by Section 10.1.(j)) or (ii) $500,000,000.

     (b) RATIO OF TOTAL LIABILITIES TO GROSS ASSET VALUE. The Borrower shall not permit the ratio of (i) Total Liabilities of the Borrower and its Subsidiaries determined on a consolidated basis to (ii) Gross Asset Value of the Borrower and its Subsidiaries determined on a consolidated basis to exceed .50 to 1.00 at any time.

     (c) RATIO OF SECURED INDEBTEDNESS TO GROSS ASSET VALUE. The Borrower shall not permit the ratio of (i) Secured Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis to (ii) Gross Asset Value of the Borrower and its Subsidiaries determined on a consolidated basis to exceed 0.25 to 1.00 at any time.

     (d) RATIO OF EBITDA TO INTEREST EXPENSE. The Borrower shall not permit, for any fiscal quarter, the ratio of (i) EBITDA of the Borrower and its Subsidiaries determined on a consolidated basis for such fiscal quarter to (ii) Interest Expense of the Borrower and its Subsidiaries determined on a consolidated basis for such fiscal quarter, to be less than 2.00 to 1.00 at the end of such fiscal quarter.

     (e) RATIO OF EBITDA TO FIXED CHARGES. The Borrower shall not permit, for any fiscal quarter, the ratio of (i) EBITDA of the Borrower and its Subsidiaries determined on a consolidated basis for such fiscal quarter to (ii) Fixed Charges of the Borrower and its Subsidiaries determined on a consolidated basis for such fiscal quarter, to be less than 1.75 to 1.00 at the end of such fiscal quarter.

     (f) RATIO OF UNENCUMBERED NET OPERATING INCOME TO UNSECURED INTEREST EXPENSE. The Borrower shall not permit, for any fiscal quarter, the ratio of (i) Unencumbered NOI for such fiscal quarter to (ii) Interest Expense on Unsecured Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis for such fiscal quarter to be less than 2.00 to 1.00 for such fiscal quarter.

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     (g) PERMITTED INVESTMENTS. The Borrower shall not, and shall not permit any
Loan Party or other Subsidiary to, make an Investment in or otherwise own the following items that would cause the aggregate value of such holdings of such Persons to exceed the following percentages of the Gross Asset Value:

          (i) assets, (excluding (w) Properties which are retail properties leased to third party tenants on a net lease basis, (x) equity interests in Subsidiaries, (y) cash and (z) any assets of the types described in items (ii) through (vi) below), such that the portion of the total Gross Asset Value associated with such assets exceeds 10% of Gross Asset Value;

          (ii) unimproved real estate, (which shall not include (x) any Development Property or (y) unimproved real estate acquired less than 12 months previously and with respect to which a Development Property is planned within 12 months of its acquisition) such that the aggregate book value of all such unimproved real estate exceeds 5% of the Gross Asset Value;

          (iii) Common stock, Preferred Stock, other capital stock, beneficial interest in trust, membership interest in limited liability companies and other equity interests in Persons (other than consolidated Subsidiaries and Unconsolidated Affiliates), such that the aggregate value of such interests calculated on the basis of the lower of cost or market, exceeds 10% of the Gross Asset Value;

          (iv) Mortgages in favor of the Borrower or any other Loan Party, such that the aggregate book value of Indebtedness secured by such Mortgages exceeds 10% of the Gross Asset Value;

          (v) Investments in Unconsolidated Affiliates, such that the aggregate value of such Investments in Unconsolidated Affiliates, exceeds 10% of the Gross Asset Value. For purposes of this clause (iv), the "value" of any such Investment in an Unconsolidated Affiliate shall equal (1) with respect to any of such Unconsolidated Affiliate's Properties under construction, the Borrower's Ownership Share of the book value of construction in process for such Property as of the date of determination and (2) with respect to any of such Unconsolidated Affiliate's Properties which have been completed, the Borrower's Ownership Share of Capitalized EBITDA of such Unconsolidated Affiliate attributable to such Properties; and

          (vi) the aggregate amount of the Total Budgeted Costs for Development Properties in which the Borrower either has a direct or indirect ownership interest shall not exceed 10% of the Gross Asset Value. If a Development Property is owned by an Unconsolidated Affiliate of the Borrower, or any other Subsidiary, then the greater of (1) the product of (A) the Borrower's or such Subsidiary's Ownership Share in such Unconsolidated Affiliate and (B) the amount of the Total Budgeted Costs for such Development Property or (2) the recourse obligations of the Borrower or such Subsidiary relating to the Indebtedness of such Unconsolidated Affiliate, shall be used in calculating such investment limitation.

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In addition to the foregoing limitations, the aggregate value of the Investments subject to the limitations in the preceding clauses (i) through (v) shall not exceed 25% of the Gross Asset Value.

     (h) INDUSTRY CONCENTRATION.

          (i) The Borrower shall not, and shall not permit any Loan Party or other Subsidiary to, permit the aggregate Annualized Base Rents of all tenants of the Borrower, such Loan Party and such Subsidiary conducting business in the "Child Day Care Services" industry (as determined by reference to the SIC Code) to exceed 30% of the Total Annualized Base Rents of all tenants of the Borrower, the Loan Parties and all other Subsidiaries (measured quarterly).

          (ii) Except as set forth in the immediately preceding clause (i), the Borrower shall not, and shall not permit any Loan Party or other Subsidiary to, permit the aggregate Annualized Base Rents of all tenants of the Borrower, such Loan Party and such Subsidiary conducting business in any other single "Industry" (as determined by reference to the SIC Code applicable to each such tenant) to exceed 25% of the Total Annualized Base Rents of all tenants of the Borrower, the Loan Parties and all other Subsidiaries (measured quarterly).

     (i) TENANT CONCENTRATION.

          (i) The Borrower shall not, and shall not permit any Loan Party or other Subsidiary to, permit the aggregate Annualized Base Rents of Children's World Learning Centers and its Affiliates to exceed 20% of the Total Annualized Base Rents of all tenants of the Borrower, the Loan Parties and all other Subsidiaries (measured quarterly).

          (ii) Except as set forth in the immediately preceding clause (i), the Borrower shall not, and shall not permit any Loan Party or other Subsidiary to, permit the aggregate Annualized Base Rents of any other single tenant (together with its Affiliates) of the Borrower, such Loan Party and such Subsidiary to exceed 15% of the Total Annualized Base Rents of the Borrower, the Loan Parties and all other Subsidiaries (measured quarterly).

     (j) DIVIDENDS AND OTHER RESTRICTED PAYMENTS. If no Event of Default exists, the Borrower shall not declare or make, or incur any liability to make, any Restricted Payments other than (i) cash distributions to its preferred and common shareholders and (ii) payments made to purchase outstanding shares of the preferred and common stock of the Borrower, which distributions and payments in the aggregate shall not exceed 95% of Funds From Operations as of the end of each fiscal quarter for the four fiscal quarter period then ending. If a Default or an Event of Default under Section 11.1.(a), (e) or (f) shall exist neither the Borrower nor any Subsidiary (other than Wholly Owned Subsidiaries) shall directly or indirectly declare or make, or incur any liability to make, any Restricted Payments. If any other Event of Default exists, neither the Borrower nor any Subsidiary (other than Wholly Owned Subsidiaries) shall directly or indirectly declare or make, or incur any liability to make, any Restricted Payments except that the Borrower may make cash distributions to its shareholders in the minimum amount necessary to maintain compliance with Section 8.12.

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SECTION 10.2. NEGATIVE PLEDGE.

     The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, (a) create, assume, incur or permit or suffer to exist any Lien upon any of the Unencumbered Pool Properties or any direct or indirect ownership interest of the Borrower in any Subsidiary owning any Unencumbered Pool Property, other than Permitted Liens, or (b) permit any Unencumbered Pool Property, or any direct or indirect ownership interest of the Borrower in any Subsidiary owning any Unencumbered Pool Property, to become subject to a Negative Pledge, in each case if there then exists a Default or an Event of Default or if such event causes a Borrowing Base overadvance as contemplated by
Section 2.7.(b)(ii).

SECTION 10.3. RESTRICTIONS ON INTERCOMPANY TRANSFERS.

     The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to: (i) pay dividends or make any other distribution on any of such Subsidiary's capital stock or other equity interests owned by the Borrower or any other Subsidiary; (ii) pay any Indebtedness owed to the Borrower or any other Subsidiary; (iii) make loans or advances to the Borrower or any other Subsidiary; or (iv) transfer any of its property or assets to the Borrower or any other Subsidiary.

SECTION 10.4. MERGER, CONSOLIDATION, SALES OF ASSETS AND OTHER ARRANGEMENTS.

     The Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, (a) enter into any transaction of merger or consolidation;
(b) liquidate, windup or dissolve itself (or suffer any liquidation or dissolution); (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of or other Equity Interests in any of its Subsidiaries, whether now owned or hereafter acquired; or (d) acquire the assets in the amount of the Substantial Amount of, or make an Investment in the amount of the Substantial Amount in, any other Person; provided, however, that:

          (i) any Subsidiary may merge with a Loan Party so long as such other Loan Party is the survivor;

          (ii) any Subsidiary may sell, transfer or dispose of its assets to a Loan Party;

          (iii) a Loan Party (other than the Borrower or any Loan Party which owns a Unencumbered Pool Property) and any Subsidiary that is not (and is not required to be) a Loan Party may convey, sell, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of or other Equity Interests in any of its Subsidiaries, and immediately thereafter liquidate, provided that immediately prior to any such conveyance, sale, transfer, disposition or liquidation and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence;

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          (iv) any Loan Party and any other Subsidiary may, directly or indirectly, (A) acquire (whether by purchase, acquisition of Equity Interests of a Person, or as a result of a merger or consolidation) assets in the amount of the Substantial Amount of, or make an Investment in the amount of the Substantial Amount in, any other Person and (B) sell, lease or otherwise transfer, whether by one or a series of transactions, assets in the amount of the Substantial Amount (including capital stock or other securities of Subsidiaries) to any other Person, so long as, in each case, (1) the Borrower shall have given the Agent and the Lenders at least 30 days prior written notice of the completion of such consolidation, merger, acquisition, Investment, sale, lease or other transfer; (2) immediately prior thereto, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence; (3) in the case of a consolidation or merger involving the Borrower or a Loan Party which owns a Unencumbered Pool Property, such Person shall be the survivor thereof and (4) at the time the Borrower gives notice pursuant to clause (1) of this subsection, the Borrower shall have delivered to the Agent and the Lenders a Compliance Certificate, calculated on a pro forma basis, evidencing the continued compliance by the Loan Parties with the terms and conditions of this Agreement and the other Loan Documents, including without limitation, the financial covenants contained in Section 10.1., after giving effect to such consolidation, merger, acquisition, Investment, sale, lease or other transfer; and

          (v) the Borrower, the Loan Parties and the other Subsidiaries may lease and sublease their respective assets, as lessor or sublessor (as the case may be) in the ordinary course of business, and may purchase and sell their respective assets in the ordinary course of their business.

Further, no Loan Party nor any Subsidiary, shall enter into any sale-leaseback transactions or other transaction by which such Person shall remain liable as lessee (or the economic equivalent thereof) of any real or personal property that it has sold or leased to another Person where the transaction is in an amount which exceeds $10,000,000.

SECTION 10.5. PLANS.

     The Borrower shall not, and shall not permit any Subsidiary to, permit any of its respective assets to become or be deemed to be "plan assets" within the meaning of ERISA, the Internal Revenue Code and the respective regulations promulgated thereunder.

SECTION 10.6. FISCAL YEAR.

     The Borrower shall not, and shall not permit any Loan Party or other Subsidiary to, change its fiscal year from that in effect as of the Agreement Date.

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SECTION 10.7. MODIFICATIONS OF ORGANIZATIONAL DOCUMENTS.

     The Borrower shall not enter into, and shall not permit any Subsidiary or other Loan Party to enter into any amendment, supplement, restatement or other modification of its certificate or articles of incorporation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument (if any) that could reasonably be expected to have a Material Adverse Effect.

SECTION 10.8. MODIFICATIONS TO MATERIAL CONTRACTS.

     The Borrower shall not enter into, or permit any Subsidiary or other Loan Party to enter into, any amendment or modification to any Material Contract which could reasonably be expected to have a Material Adverse Effect or default in the performance of any obligations of the Borrower or any Subsidiary in any Material Contract or permit any Material Contract to be canceled or terminated prior to its stated maturity.

SECTION 10.9. TRANSACTIONS WITH AFFILIATES.

     The Borrower shall not permit to exist or enter into, and will not permit any Loan Party or other Subsidiary to permit to exist or enter into, any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Borrower or with any director or senior officer of any Loan Party, except (a) as set forth on
Schedule 7.1.(r) or (b) transactions that are (i) in an amount less than $2,000,000 and are approved by a majority of the members of the Borrower's board of directors that are not party to the applicable transaction (the "Disinterested Directors") or (ii) in the ordinary course of business and pursuant to the reasonable requirements of the business of the Borrower or any of its Subsidiaries and upon fair and reasonable terms which are no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person that is not an Affiliate, as reasonably determined in good faith by the Disinterested Directors. Notwithstanding the foregoing, no payments may be made with respect to any items set forth on such Schedule upon the occurrence and during the continuation of a Default or Event of Default.

SECTION 10.10. LIMITATIONS ON NON-GUARANTOR SUBSIDIARIES.

     The Borrower shall not, and shall not permit any Loan Party or other Subsidiary to, with respect to any Subsidiary (including a Taxable REIT Subsidiary) that does not execute a Guaranty pursuant to Section 8.14., (a) permit such Subsidiary to incur any Indebtedness other than Non Recourse Indebtedness and (b) make an Investment in, (i) in the case of such Subsidiaries that are Taxable REIT Subsidiaries (other than Crest Net Lease, Inc.), in an aggregate amount in excess of $50,000,000; provided, however, that the Borrower may make or permit to exist an Investment in Crest Net Lease, Inc. of up to, but not exceeding $75,000,000 and (ii) in the case of such Subsidiaries that are not Taxable REIT Subsidiaries, in an aggregate amount in excess of $50,000,000.

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                               ARTICLE XI. DEFAULT

SECTION 11.1. EVENTS OF DEFAULT.

     Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of Applicable Law or pursuant to any judgment or order of any Governmental Authority:

     (a) DEFAULT IN PAYMENT. The Borrower shall, under this Agreement or any other Loan Document, fail to pay (whether upon demand, at maturity, by reason of acceleration or otherwise), (i) when due, the principal on any of the Loans or
(ii) within five days of the date the Borrower or any other Loan Party has received notice of such failure from the Agent, any interest or fees on any of the Loans or other payment Obligations owing by the Borrower under this Agreement or any other Loan Document, or any other Loan Party shall fail to pay when due any payment obligation owing by such Loan Party under any Loan Document to which it is a party.

     (b) DEFAULT IN PERFORMANCE.

          (i) Any Loan Party shall fail to perform or observe any term, covenant, condition or agreement on its part to be performed or observed and contained in Sections 9.4.(m) or Article X. (other than Section 10.1., 10.9. and 10.10.); or

          (ii) Any Loan Party shall fail to perform or observe any term, covenant, condition or agreement contained in this Agreement or any other Loan Document to which it is a party and not otherwise mentioned in this Section and such failure shall continue for a period of 30 calendar days after the earlier of (x) the date upon which any Loan Party obtains knowledge of such failure or (y) the date upon which the Borrower has received written notice of such failure from the Agent.

     (c) MISREPRESENTATIONS. Any written statement, representation or warranty made or deemed made by or on behalf of any Loan Party under this Agreement or under any other Loan Document, or any amendment hereto or thereto, or in any other writing or statement at any time furnished by, or at the direction of, any Loan Party to the Agent or any Lender, shall at any time prove to have been incorrect or misleading in any material respect when furnished or made or deemed made.

     (d) INDEBTEDNESS CROSS-DEFAULT.

          (i) Any Loan Party shall fail to pay when due and payable the principal of, or interest on, any Indebtedness (other than the Loans) having an aggregate outstanding principal amount of $10,000,000 or more ("Material Indebtedness") and such failure shall continue beyond any applicable cure periods; or

          (ii) (x) The maturity of any Material Indebtedness shall have been accelerated in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Material Indebtedness or (y) any Material Indebtedness shall have been required to be prepaid or repurchased prior to the stated maturity thereof.

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     (e) VOLUNTARY BANKRUPTCY PROCEEDING. The Borrower or any Subsidiary shall:
(i) commence a voluntary case under the Bankruptcy Code of 1978, as amended, or other federal bankruptcy laws (as now or hereafter in effect); (ii) file a petition seeking to take advantage of any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; (iii) consent to, or fail to contest in a timely and appropriate manner, any petition filed against it in an involuntary case under such bankruptcy laws or other Applicable Laws or consent to any proceeding or action described in the immediately following subsection; (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (v) admit in writing its inability to pay its debts as they become due; (vi) make a general assignment for the benefit of creditors; (vii) make a conveyance fraudulent as to creditors under any Applicable Law; or (viii) take any corporate or partnership action for the purpose of effecting any of the foregoing.

     (f) INVOLUNTARY BANKRUPTCY PROCEEDING. A case or other proceeding shall be commenced against Borrower or any Subsidiary in any court of competent jurisdiction seeking: (i) relief under the Bankruptcy Code of 1978, as amended or other federal bankruptcy laws (as now or hereafter in effect) or under any other Applicable Laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person, or of all or any substantial part of the assets, domestic or foreign, of such Person, and in the case of either clause (i) or (ii) such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive calendar days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such Bankruptcy Code or such other federal bankruptcy laws) shall be entered.

     (g) REVOCATION OF LOAN DOCUMENTS. Any Loan Party shall (or shall attempt to) disavow, revoke or terminate any Loan Document to which it is a party or shall otherwise challenge or contest in any action, suit or proceeding in any court or before any Governmental Authority the validity or enforceability of any Loan Document.

     (h) JUDGMENT. A judgment or order for the payment of money shall be entered against the Borrower or any Subsidiary, by any court or other tribunal and (i) such judgment or order shall continue for a period of 60 days without being paid stayed or dismissed through appropriate appellate proceedings and (ii) either
(A) the amount for which insurance has not been acknowledged in writing by the applicable insurance carrier (or the amount as to which the insurer has denied liability) exceeds, individually or together with all other such judgments or orders entered against the Borrower and all Subsidiaries, $10,000,000 or (B) such judgment or order could reasonably be expected to have a Material Adverse Effect.

     (i) ATTACHMENT. A warrant, writ of attachment, execution or similar process shall be issued against any property of the Borrower or any Subsidiary, which exceeds, individually or together with all other such warrants, writs, executions and processes, $10,000,000 in amount and such warrant, writ, execution or process shall not be paid, discharged, vacated, stayed or bonded for a period of 60 days; provided, however, that if a bond has been issued in

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favor of the claimant or other Person obtaining such warrant, writ, execution or process, the issuer of such bond shall execute a waiver or subordination agreement in form and substance satisfactory to the Agent pursuant to which the issuer of such bond subordinates its right of reimbursement, contribution or subrogation to the Obligations and waives or subordinates any Lien it may have on the assets of the Borrower or any Subsidiary.

     (j) ERISA. Any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $10,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of
Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $10,000,000.

     (k) LOAN DOCUMENTS. An Event of Default (as defined therein) shall occur under any of the other Loan Documents; --------------

     (l) CHANGE OF CONTROL/CHANGE IN MANAGEMENT.

          (i) Any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person will be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the then outstanding voting stock of the Borrower;

          (ii) During any period of 12 consecutive months ending after the Agreement Date, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Borrower was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office; or

          (iii) If Thomas Lewis and Gary Malino cease for any reason to be principally involved in the senior management of the Borrower, and the Borrower shall have failed to replace the resulting vacancies in senior management with individuals reasonably acceptable to the Requisite Lenders within a period of nine months.

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     (m) DAMAGE; STRIKE; CASUALTY. Any material damage to, or loss, theft or destruction of, any Property, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than 30 consecutive days beyond the coverage period of any applicable business interruption insurance, the cessation or substantial curtailment of revenue producing activities of the Borrower or its Subsidiaries taken as a whole and only if any such event or circumstance could reasonably be expected to have a Material Adverse Effect.

     (n) MATERIAL ADVERSE EFFECT. There shall occur any event that has or is reasonably likely to have a Material Adverse Effect.

SECTION 11.2. REMEDIES UPON EVENT OF DEFAULT.

     Upon the occurrence and during the continuance of an Event of Default the following provisions shall apply:

     (a) ACCELERATION; TERMINATION OF FACILITIES.

          (i) AUTOMATIC. Upon the occurrence of an Event of Default specified in Sections 11.1.(e) or 11.1.(f), (1)(A) the principal of, and all accrued interest on, the Loans and the Notes at the time outstanding and (B) all of the other Obligations of the Borrower, including, but not limited to, the other amounts owed to the Lenders and the Agent under this Agreement, the Notes or any of the other Loan Documents shall become immediately and automatically due and payable by the Borrower without presentment, demand, protest, or other notice of any kind, all of which are expressly waived by the Borrower, and (2) the Commitments and the Swingline Commitment and the obligation of the Lenders to make Loans hereunder, shall all immediately and automatically terminate.

          (ii) OPTIONAL. If any other Event of Default shall exist, the Agent may, and at the direction of the Requisite Lenders (which must include the Lender then acting as Agent) shall: (1) declare (A) the principal of, and accrued interest on, the Loans and the Notes at the time outstanding and (B) all of the other Obligations, including, but not limited to, the other amounts owed to the Lenders and the Agent under this Agreement, the Notes or any of the other Loan Documents to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower, and
          (2) terminate the Commitments and the obligation of the Lenders to make Loans hereunder. If the Agent has exercised any of the rights provided under the preceding sentence, the Swingline Lender shall: (x) declare the principal of, and accrued interest on, the Swingline Loans and the Swingline Notes at the time outstanding, and all of the other Obligations owing to the Swingline Lender, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower and (y) terminate the Swingline Commitment and the obligation of the Swingline Lender to make Swingline Loans.

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     (b) LOAN DOCUMENTS. The Requisite Lenders may direct the Agent to, and the
Agent if so directed shall, exercise any and all of its rights under any and all of the other Loan Documents.

     (c) APPLICABLE LAW. The Requisite Lenders may direct the Agent to, and the Agent if so directed shall, exercise all other rights and remedies it may have under any Applicable Law.

     (d) APPOINTMENT OF RECEIVER. To the extent permitted by Applicable Law, the Agent and the Lenders shall be entitled to the appointment of a receiver for the assets and properties of the Borrower and its Subsidiaries, without notice of any kind whatsoever and without regard to the adequacy of any security for the Obligations or the solvency of any party bound for its payment, to take possession of all or any portion of the Unencumbered Pool Properties and/or the business operations of the Borrower and its Subsidiaries and to exercise such power as the court shall confer upon such receiver.

     (e) RECISION OF ACCELERATION BY REQUISITE LENDERS. If at any time after acceleration of the maturity of the Loans and the other Obligations, the Borrower shall pay all arrears of interest and all payments on account of principal of the Obligations which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by Applicable Law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Defaults (other than nonpayment of principal of and accrued interest on the Obligations due and payable solely by virtue of acceleration) shall become remedied or waived to the satisfaction of the Requisite Lenders (which must include the Lender then acting as Agent), then by written notice to the Borrower, the Requisite Lenders (which must include the Lender then acting as Agent) may elect, in the sole discretion of such Requisite Lenders, to rescind and annul the acceleration and its consequences. The provisions of the preceding sentence are intended merely to bind all of the Lenders to a decision which may be made at the election of the Requisite Lenders, and are not intended to benefit the Borrower and do not give the Borrower the right to require the Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are satisfied.

SECTION 11.3. REMEDIES UPON DEFAULT.

     Upon the occurrence of a Default specified in Sections 11.1.(e) or 11.1.(f), the Commitments shall immediately and automatically terminate.

SECTION 11.4. MARSHALING; PAYMENTS SET ASIDE.

     Neither the Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Loan Party or any other party or against or in payment of any or all of the Obligations. To the extent that any Loan Party makes a payment or payments to the Agent and/or any Lender, or the Agent and/or any Lender enforce their security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

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SECTION 11.5. ALLOCATION OF PROCEEDS.

     If an Event of Default exists and maturity of any of the Obligations has been accelerated, all payments received by the Agent under any of the Loan Documents, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower hereunder or thereunder, shall be applied in the following order and priority:

          (a) amounts due to the Agent and the Lenders in respect of Fees and expenses due under Section 13.2.;

          (b) payments of interest on Swingline Loans;

          (c) payments of interest on all other Loans, to be applied for the ratable benefit of the Lenders, in such order as the Lenders may determine in their sole discretion;

          (d) payment of principal on Swingline Loans;

          (e) payments of principal of all other Loans, to be applied for the ratable benefit of the Lenders, in such order as the Lenders may determine in their sole discretion;

          (f) amounts due to the Agent and the Lenders pursuant to Sections
          12.7. and 13.10.;

          (g) payments of all other amounts due under any of the Loan Documents, if any, to be applied for the ratable benefit of the Lenders; and

          (h) any amount remaining after application as provided above, shall be paid to the Borrower or whomever else may be legally entitled thereto.

SECTION 11.6. PERFORMANCE BY AGENT.

     If the Borrower shall fail to perform any covenant, duty or agreement contained in any of the Loan Documents, the Agent may perform or attempt to perform such covenant, duty or agreement on behalf of the Borrower after the expiration of any cure or grace periods set forth herein. In such event, the Borrower shall, at the request of the Agent, promptly pay any amount reasonably expended by the Agent in such performance or attempted performance to the Agent, together with interest thereon at the applicable Post-Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, neither the Agent nor any Lender shall have any liability or responsibility whatsoever for the performance of any obligation of the Borrower under this Agreement or any other Loan Document.

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SECTION 11.7. RIGHTS CUMULATIVE.

     The rights and remedies of the Agent and the Lenders under this Agreement and each of the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which any of them may otherwise have under Applicable Law. In exercising their respective rights and remedies the Agent and the Lenders may be selective and no failure or delay by the Agent or any of the Lenders in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

                             ARTICLE XII. THE AGENT

SECTION 12.1. APPOINTMENT AND AUTHORIZATION.

     Each Lender hereby irrevocably appoints and authorizes the Agent to take such action as contractual representative on such Lender's behalf and to exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Not in limitation of the foregoing, each Lender authorizes and directs the Agent to enter into the Loan Documents for the benefit of the Lenders. Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by the Requisite Lenders in accordance with the provisions of this Agreement or the Loan Documents, and the exercise by the Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Nothing herein shall be construed to deem the Agent a trustee or fiduciary for any Lender or to impose on the Agent duties or obligations other than those expressly provided for herein. Without limiting the generality of the foregoing, the use of the terms "Agent", "Agent", "agent" and similar terms in the Loan Documents with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, use of such terms is merely a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Agent shall deliver to each Lender, promptly upon receipt thereof by the Agent, copies of each of the financial statements, certificates, notices and other documents delivered to the Agent pursuant to
Article IX. The Agent will also furnish to any Lender, upon the request of such Lender, a copy (or, where appropriate, an original) of any document, instrument, agreement, certificate or notice furnished to the Agent by the Borrower, any Loan Party or any other Affiliate of the Borrower, pursuant to this Agreement or any other Loan Document not already delivered to such Lender pursuant to the terms of this Agreement or any such other Loan Document. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of any of the Obligations), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders (or all of the Lenders if explicitly required under any other provision of this Agreement), and such instructions shall be binding upon all Lenders and all holders of any of the Obligations; provided, however, that, notwithstanding anything in this Agreement to the contrary, the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or Applicable Law. Not in limitation of the foregoing, the Agent shall exercise any right or remedy it or the Lenders may have under any Loan Document upon the occurrence of a Default or an Event of Default unless the Requisite Lenders have directed the Agent otherwise. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Requisite Lenders, or where applicable, all the Lenders.

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SECTION 12.2. AGENT'S RELIANCE, ETC.

     Notwithstanding any other provisions of this Agreement or any other Loan Documents, neither the Agent nor any of its directors, officers, agents, employees or counsel shall be liable for any action taken or not taken by it under or in connection with this Agreement or any other Loan Document, except for its or their own gross negligence or willful misconduct in connection with its duties expressly set forth herein or therein. Without limiting the generality of the foregoing, the Agent: may consult with legal counsel (including its own counsel or counsel for the Borrower or any other Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. Neither the Agent nor any of its directors, officers, agents, employees or counsel: (a) makes any warranty or representation to any Lender or any other Person and shall be responsible to any Lender or any other Person for any statement, warranty or representation made or deemed made by the Borrower, any other Loan Party or any other Person in or in connection with this Agreement or any other Loan Document;
(b) shall have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Loan Document or the satisfaction of any conditions precedent under this Agreement or any Loan Document on the part of the Borrower or other Persons or inspect the property, books or records of the Borrower or any other Person; (c) shall be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document, any other instrument or document furnished pursuant thereto or any collateral covered thereby or the perfection or priority of any Lien in favor of the Agent on behalf of the Lenders in any such collateral; (d) shall have any liability in respect of any recitals, statements, certifications, representations or warranties contained in any of the Loan Documents or any other document, instrument, agreement, certificate or statement delivered in connection therewith; and (e) shall incur any liability under or in respect of this Agreement or any other Loan Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telephone, telecopy or electronic mail) believed by it to be genuine and signed, sent or given by the proper party or parties. The Agent may execute any of its duties under the Loan Documents by or through agents, employees or attorneys-in-fact and shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

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SECTION 12.3. NOTICE OF DEFAULTS.

     The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received notice from a Lender or the Borrower referring to this Agreement, describing with reasonable specificity such Default or Event of Default and stating that such notice is a "notice of default". If any Lender (excluding the Lender which is also serving as the Agent) becomes aware of any Default or Event of Default, it shall promptly send to the Agent such a "notice of default". Further, if the Agent receives such a "notice of default," the Agent shall give prompt notice thereof to the Lenders.

SECTION 12.4. WELLS FARGO AS LENDER.

     Wells Fargo, as a Lender, shall have the same rights and powers under this Agreement and any other Loan Document as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Wells Fargo in each case in its individual capacity. Wells Fargo and its affiliates may each accept deposits from, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with the Borrower, any other Loan Party or any other affiliate thereof as if it were any other bank and without any duty to account therefor to the other Lenders. Further, the Agent and any affiliate may accept fees and other consideration from the Borrower for services in connection with this Agreement and otherwise without having to account for the same to the other Lenders. The Lenders acknowledge that, pursuant to such activities, Wells Fargo or its affiliates may receive information regarding the Borrower, other Loan Parties, other Subsidiaries and other Affiliates (including information that may be subject to confidentiality obligations in favor of such Person) and acknowledge that the Agent shall be under no obligation to provide such information to them.

SECTION 12.5. APPROVALS OF LENDERS.

     All communications from the Agent to any Lender requesting such Lender's determination, consent, approval or disapproval (a) shall be given in the form of a written notice to such Lender, (b) shall be accompanied by a description of the matter or issue as to which such determination, approval, consent or disapproval is requested, or shall advise such Lender where information, if any, regarding such matter or issue may be inspected, or shall otherwise describe the matter or issue to be resolved, (c) shall include, if reasonably requested by such Lender and to the extent not previously provided to such Lender, written materials and a summary of all oral information provided to the Agent by the Borrower in respect of the matter or issue to be resolved, and (d) shall include the Agent's recommended course of action or determination in respect thereof. Unless a Lender shall give written notice to the Agent that it specifically objects to the recommendation or determination of the Agent (together with a reasonable written explanation of the reasons behind such objection) within 10 Business Days (or such lesser period as may be specifically required under the express terms of the Loan Documents) of receipt of such communication, such Lender shall be deemed to have conclusively approved of or consented to such recommendation or determination.

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SECTION 12.6. LENDER CREDIT DECISION, ETC.

     Each Lender expressly acknowledges and agrees that neither the Agent nor any of its officers, directors, employees, agents, counsel, attorneys-in-fact or other affiliates has made any representations or warranties to such Lender and that no act by the Agent hereafter taken, including any review of the affairs of the Borrower, any other Loan Party or any other Subsidiary or Affiliate, shall be deemed to constitute any such representation or warranty by the Agent to any Lender. Each Lender acknowledges that it has, independently and without reliance upon the Agent, any other Lender or counsel to the Agent, or any of their respective officers, directors, employees, agents or counsel, and based on the financial statements of the Borrower, the other Loan Parties, the other Subsidiaries and other Affiliates, and inquiries of such Persons, its independent due diligence of the business and affairs of the Borrower, the other Loan Parties, the other Subsidiaries and other Persons, its review of the Loan Documents, the legal opinions required to be delivered to it hereunder, the advice of its own counsel and such other documents and information as it has deemed appropriate, made its own credit and legal analysis and decision to enter into this Agreement and the transactions contemplated hereby. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, any other Lender or counsel to the Agent or any of their respective officers, directors, employees and agents, and based on such review, advice, documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under the Loan Documents. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any other Loan Party of the Loan Documents or any other document referred to or provided for therein or to inspect the properties or books of, or make any other investigation of, the Borrower, any other Loan Party or any other Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent under this Agreement or any of the other Loan Documents, the Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower, any other Loan Party or any other Affiliate thereof which may come into possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or other Affiliates. Each Lender acknowledges that the Agent's legal counsel in connection with the transactions contemplated by this Agreement is only acting as counsel to the Agent and is not acting as counsel to such Lender.

SECTION 12.7. INDEMNIFICATION OF AGENT.

     Regardless of whether the transactions contemplated by this Agreement and the other Loan Documents are consummated, each Lender agrees to indemnify the Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) pro rata in accordance with such Lender's respective Pro Rata Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Agent (in its capacity as Agent but not as a "Lender") in any way relating to or arising out of the Loan Documents, any transaction contemplated hereby or thereby or any action taken or omitted by the Agent under the Loan Documents (collectively, "Indemnifiable Amounts"); provided, however, that no Lender shall be liable for any portion of such Indemnifiable Amounts to the extent resulting from the Agent's gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment provided, however, that no action taken in accordance with the directions of the Requisite Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limiting the generality of the foregoing, each Lender agrees to reimburse the Agent (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) promptly upon demand for its

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ratable share of any out-of-pocket expenses (including the reasonable fees and expenses of the counsel to the Agent) incurred by the Agent in connection with the preparation, negotiation, execution, administration, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice with respect to the rights or responsibilities of the parties under, the Loan Documents, any suit or action brought by the Agent to enforce the terms of the Loan Documents and/or collect any Obligations, any "lender liability" suit or claim brought against the Agent and/or the Lenders, and any claim or suit brought against the Agent and/or the Lenders arising under any Environmental Laws. Such out-of-pocket expenses (including counsel fees) shall be advanced by the Lenders on the request of the Agent notwithstanding any claim or assertion that the Agent is not entitled to indemnification hereunder upon receipt of an undertaking by the Agent that the Agent will reimburse the Lenders if it is actually and finally determined by a court of competent jurisdiction that the Agent is not so entitled to indemnification. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder or under the other Loan Documents and the termination of this Agreement. If the Borrower shall reimburse the Agent for any Indemnifiable Amount following payment by any Lender to the Agent in respect of such Indemnifiable Amount pursuant to this Section, the Agent shall share such reimbursement on a ratable basis with each Lender making any such payment.

SECTION 12.8. SUCCESSOR AGENT.

     The Agent may resign at any time as Agent under the Loan Documents by giving written notice thereof to the Lenders and the Borrower. The Agent may be removed as Agent under the Loan Documents for gross negligence or willful misconduct upon 30-day's prior written notice by all Lenders (other than the Lender then acting as Agent) and the Borrower. Upon any such resignation or removal, the Requisite Lenders shall have the right to appoint a successor Agent which appointment shall, provided no Default or Event of Default exists, be subject to the Borrower's approval, which approval shall not be unreasonably withheld or delayed (except that the Borrower shall, in all events, be deemed to have approved each Lender and any of its affiliates as a successor Agent). If no successor Agent shall have been so appointed in accordance with the immediately preceding sentence, and shall have accepted such appointment, within 30 days after the resigning Agent's giving of notice of resignation or the Lenders' removal of the resigning or removed Agent, then the resigning or removed Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a Lender, if any Lender shall be willing to serve, and otherwise shall be an Eligible Assignee. The current Agent shall continue to act as Agent hereunder until the earlier of (a) 30 days after the then current Agent's resignation or removal or (b) the date on which a successor Agent is appointed by the Requisite Lenders. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the current Agent, and the current Agent shall be discharged from its duties and obligations under the Loan Documents. After any Agent's resignation or removal hereunder as Agent, the provisions of this Article XII. shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under the Loan Documents. Notwithstanding anything contained herein to the contrary, the Agent may assign its rights and duties under the Loan Documents to any of its affiliates by giving the Borrower and each Lender prior written notice provided, however, that regardless of such assignment by the Agent, the Agent shall be and remain obligated with respect to this Agreement and the other Loan Documents for all obligations of the "Agent" hereunder and thereunder.

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SECTION 12.9. TITLED AGENTS.

     Each Syndication Agent and the Documentation Agent (each a "Titled Agent") in each such respective capacity, assumes no responsibility or obligation hereunder, including, without limitation, for servicing, enforcement or collection of any of the Loans, nor any duties as an agent hereunder for the Lenders. The titles given to the Titled Agents are solely honorific and imply no fiduciary responsibility on the part of the Titled Agents to the Agent, any Lender, the Borrower or any other Loan Party and the use of such titles does not impose on the Titled Agents any duties or obligations greater than those of any other Lender or entitle the Titled Agents to any rights other than those to which any other Lender is entitled.

                           ARTICLE XIII. MISCELLANEOUS

SECTION 13.1. NOTICES.

     Unless otherwise provided herein, communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered as follows:

     If to the Borrower:

                  Realty Income Corporation
                  220 West Crest Street
                  Escondido, California  92025-1707
                  Attention:  Legal Department
                  Telecopy Number:  (760) 741-8674
                  Telephone Number: (760) 741-2111

     If to the Agent or a Lender:

                  To such Lender's address or telecopy number, as applicable, set forth on its signature page hereto or in the applicable Assignment and Assumption.

or, as to each party at such other address as shall be designated by such party in a written notice to the other parties delivered in compliance with this Section; provided, a Lender shall only be required to give notice of any such other address to the Agent and the Borrower. All such notices and other communications shall be effective (i) if mailed, 72 hours after such notice or communication is deposited in the mail with appropriate first class postage, addressed appropriately in accordance with this Section; (ii) if telecopied, when transmitted; or (iii) if hand delivered, when delivered. Notwithstanding the immediately preceding sentence, all notices or communications to the Agent or any Lender under Article II. shall be effective only when actually received. Neither the Agent nor any Lender shall incur any liability to the Borrower (nor shall the Agent incur any liability to the Lenders) for acting upon any telephonic notice referred to in this Agreement which the Agent or such Lender, as the case may be, believes in good faith to have been given by a Person authorized to deliver such notice or for otherwise acting in good faith hereunder.

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SECTION 13.2. EXPENSES.

     The Borrower agrees (a) to pay or reimburse the Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, any of the Loan Documents (including due diligence expense and reasonable travel expenses related to closing), and the consummation of the transactions contemplated thereby, including the reasonable fees and disbursements of counsel to the Agent and all costs and expenses of the Agent in connection with the review of Properties for inclusion in calculations of the Borrowing Base and the Agent's other activities under Article IV. and the reasonable fees and disbursements of counsel to the Agent relating to all such activities, (b) to pay or reimburse the Agent and the Lenders for all their costs and expenses incurred in connection with the enforcement or preservation of any rights under the Loan Documents, including the reasonable fees and disbursements of their respective counsel (including the allocated fees and expenses of in-house counsel) and any payments in indemnification or otherwise payable by the Lenders to the Agent pursuant to the Loan Documents, and (c) to the extent not already covered by any of the preceding subsections, to pay the fees and disbursements of counsel to the Agent and any Lender incurred in connection with the representation of the Agent or such Lender in any matter relating to or arising out of any bankruptcy or other proceeding of the type described in Sections 11.1.(e). or 11.1.(f)., including, without limitation (i) any motion for relief from any stay or similar order, (ii) the negotiation, preparation, execution and delivery of any document relating to the Obligations and (iii) the negotiation and preparation of any debtor-in-possession financing or any plan of reorganization of the Borrower or any other Loan Party, whether proposed by the Borrower, such Loan Party, the Lenders or any other Person, and whether such fees and expenses are incurred prior to, during or after the commencement of such proceeding or the confirmation or conclusion of any such proceeding.

SECTION 13.3. STAMP, INTANGIBLE AND RECORDING TAXES.

     The Borrower will pay any and all stamp, excise, intangible, registration, recordation and similar taxes, fees or charges and shall indemnify the Agent and each Lender against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, recording, performance or enforcement of this Agreement, the Notes and any of the other Loan Documents, the amendment, supplement, modification or waiver of or consent under this Agreement, the Notes or any of the other Loan Documents or the perfection of any rights or Liens under this Agreement, the Notes or any of the other Loan Documents.

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SECTION 13.4. SETOFF.

     Subject to Section 3.3. and in addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, the Agent, each Lender and each Participant is hereby authorized by the Borrower, at any time or from time to time while an Event of Default exists, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, but in the case of a Lender or a Participant subject to receipt of the prior written consent of the Agent exercised in its sole discretion, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Agent, such Lender or any affiliate of the Agent or such Lender, to or for the credit or the account of the Borrower against and on account of any of the Obligations, irrespective of whether or not any or all of the Loans and all other Obligations have been declared to be, or have otherwise become, due and payable as permitted by
Section 11.2., and although such obligations shall be contingent or unmatured.

SECTION 13.5. LITIGATION; JURISDICTION; OTHER MATTERS; WAIVERS.

     (a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG THE BORROWER, THE AGENT OR ANY OF THE LENDERS WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE LENDERS, THE AGENT AND THE BORROWER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS AGREEMENT, THE NOTES, OR ANY OTHER LOAN DOCUMENT OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE BORROWER, THE AGENT OR ANY OF THE LENDERS OF ANY KIND OR NATURE.

     (b) EACH OF THE BORROWER, THE AGENT AND EACH LENDER HEREBY AGREES THAT THE FEDERAL DISTRICT COURT OF THE NORTHERN DISTRICT OF CALIFORNIA OR, AT THE OPTION OF THE AGENT, ANY STATE COURT LOCATED IN SAN FRANCISCO, CALIFORNIA, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE BORROWER, THE AGENT OR ANY OF THE LENDERS, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE LOANS AND LETTERS OF CREDIT, THE NOTES OR ANY OTHER LOAN DOCUMENT OR TO ANY MATTER ARISING HEREFROM OR THEREFROM. THE BORROWER AND EACH OF THE LENDERS EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS. THE BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE BORROWER AT ITS ADDRESS FOR NOTICES PROVIDED FOR HEREIN. SHOULD THE BORROWER FAIL TO

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APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN
THIRTY DAYS AFTER THE MAILING THEREOF, THE BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE AGENT OR ANY LENDER OR THE ENFORCEMENT BY THE AGENT OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

     (c) THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS, THE TERMINATION OR EXPIRATION OF ALL LETTERS OF CREDIT AND THE TERMINATION OF THIS AGREEMENT.

SECTION 13.6. SUCCESSORS AND ASSIGNS.

     (a) GENERALLY. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of is rights under this Agreement without the prior written consent of all the Lenders (and any such assignment or transfer to which all of the Lenders have not consented shall be void).

     (b) PARTICIPATIONS. Any Lender may at any time grant to an affiliate of such Lender, or one or more banks or other financial institutions (each a "Participant") participating interests in its Commitment or the Obligations owing to such Lender. Except as otherwise provided in Section 13.4., no Participant shall have any rights or benefits under this Agreement or any other Loan Document. In the event of any such grant by a Lender of a participating interest to a Participant, such Lender shall remain responsible for the performance of it obligations hereunder, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement pursuant to which any Lender may grant such a participating interest shall provide that such Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided however, such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase such Lender's Commitment, (ii) extend the date fixed for the payment of principal on the Loans or portions thereof owing to such Lender, or (iii) reduce the rate at which interest is payable thereon. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

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     (c) ASSIGNMENTS. Any Lender may with the prior written consent of the Agent and the Borrower (which consent in each case, shall not be unreasonably withheld) at any time assign to one or more Eligible Assignees (each an "Assignee") all or a portion of its rights and obligations under this Agreement and the Notes; provided, however, (i) no such consent by the Borrower shall be required (x) if a Default or Event of Default shall exist or (y) in the case of an assignment to another Lender or an affiliate of another Lender; (ii) any partial assignment shall be in an amount at least equal to $10,000,000 and after giving effect to such assignment the assigning Lender retains a Commitment, or if the Commitments have been terminated, holds Notes having an aggregate outstanding principal balance, of at least $10,000,000; (iii) after giving effect to any such assignment by the Agent, the Agent in its capacity as a Lender shall retain a Commitment of at least 10% of the Commitments at such time, or if the Commitments have been terminated, hold Notes having an aggregate outstanding principal balance of at least 10% of the total principal balance of the Notes (other than Bid Rate Notes) outstanding at such time; provided, however, that if the Agent desires to reduce its Commitment below the 10% level the Agent shall offer to resign as Agent with such resignation only effective upon the approval of such offer by the Requisite Lenders (other than the Lender then acting as Agent); and (iv) each such assignment shall be effected by means of an Assignment and Assumption Agreement. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Lender of an amount equal to the purchase price agreed between such transferor Lender and such Assignee, such Assignee shall be deemed to be a Lender party to this Agreement and shall have all the rights and obligations of a Lender with a Commitment as set forth in such Assignment and Assumption Agreement, and the transferor Lender shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Lender, the Agent and the Borrower shall make appropriate arrangement so the new Notes are issued to the Assignee and such transferor Lender, as appropriate. In connection with any such assignment, the transferor Lender shall pay to the Agent an administrative fee for processing such assignment in the amount of $3,000. Anything in this Section to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to the Borrower, or any of its respective affiliates or Subsidiaries.

     (d) DESIGNATED LENDERS. Any Lender (each, a "Designating Lender") may at any time while the Borrower or the Parent, as the case may be, has been assigned an Investment Grade Rating from either S&P or Moody's designate one Designated Lender to fund Bid Rate Loans on behalf of such Designating Lender subject to the terms of this subsection (d) and the provisions in the immediately preceding subsections (b) and (c) shall not apply to such designation. No Lender may designate more than one Designated Lender. The parties to each such designation shall execute and deliver to the Agent for its acceptance a Designation Agreement. Upon such receipt of an appropriately completed Designation Agreement executed by a Designating Lender and a designee representing that it is a Designated Lender, the Agent will accept such Designation Agreement and give prompt notice thereof to the Borrower, whereupon, (i) the Borrower shall execute and deliver to the Designating Lender a Designated Lender Note payable to the order of the Designated Lender, (ii) from and after the effective date specified in the Designation Agreement, the Designated Lender shall become a party to this Agreement with a right to make Bid Rate Loans on behalf of its Designating Lender pursuant to Section 2.2. after the Borrower has accepted a Bid Rate Loan (or portion thereof) of the Designating Lender, and (iii) the Designated Lender



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shall not be required to make payments with respect to any obligations in this
Agreement except to the extent of excess cash flow of such Designated Lender which is not otherwise required to repay obligations of such Designated Lender which are then due and payable; provided, however, that regardless of such designation and assumption by the Designated Lender, the Designating Lender shall be and remain obligated to the Borrower, the Agent and the Lenders for each and every of the obligations of the Designating Lender and its related Designated Lender with respect to this Agreement, including, without limitation, any indemnification obligations under Section 12.7. and any sums otherwise payable to the Borrower by the Designated Lender. Each Designating Lender shall serve as the Agent of the Designated Lender and shall on behalf of, and to the exclusion of, the Designated Lender: (i) receive any and all payments made for the benefit of the Designated Lender and (ii) give and receive all communications and notices and take all actions hereunder, including, without limitation, votes, approvals, waivers, consents and amendments under or relating to this Agreement and the other Loan Documents. Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by the Designating Lender as Agent for the Designated Lender and shall not be signed by the Designated Lender on its own behalf and shall be binding on the Designated Lender to the same extent as if signed by the Designated Lender on its own behalf. The Borrower, the Agent and the Lenders may rely thereon without any requirement that the Designated Lender sign or acknowledge the same. No Designated Lender may assign or transfer all or any portion of its interest hereunder or under any other Loan Document, other than assignments to the Designating Lender which originally designated such Designated Lender. The Borrower, the Lenders and the Agent each hereby agrees that it will not institute against any Designated Lender or join any other Person in instituting against any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, until the later to occur of (x) one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Lender and (y) the Termination Date. In connection with any such designation the Designating Lender shall pay to the Agent an administrative fee for processing such designation in the amount of $2,000.

     (e) FEDERAL RESERVE BANK ASSIGNMENTS. In addition to the assignments and participations permitted under the foregoing provisions of the Section, and without the need to comply with any of the formal or procedural requirements of this Section, any Lender may at any time and from time to time, pledge and assign all or any portion of its rights under all or any of the Loan Documents to a Federal Reserve Bank; provided that no such pledge of assignment shall release such Lender from its obligation thereunder. No such pledge or assignment shall release the assigning Lender from its obligations hereunder.

     (f) INFORMATION TO ASSIGNEE, ETC. A Lender may furnish any information concerning the Borrower, any Subsidiary or any other Loan Party in the possession of such Lender from time to time to Assignees and Participants (including prospective Assignees and Participants).

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SECTION 13.7. AMENDMENTS AND WAIVERS.

     (a) GENERALLY. Except as otherwise expressly provided in this Agreement,
(i) any consent or approval required or permitted by this Agreement or in any Loan Document to be given by the Lenders may be given, (ii) any term of this Agreement or of any other Loan Document (other than any fee letter solely between the Borrower and the Agent) may be amended, (iii) the performance or observance by the Borrower or any other Loan Party of any terms of this Agreement or such other Loan Document (other than any fee letter solely between the Borrower and the Agent), and (iv) the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite Lenders (or the Agent at the written direction of the Requisite Lenders), and, in the case of an amendment to any Loan Document, the written consent of each Loan Party which is party thereto. Notwithstanding the previous sentence, the Agent, shall be authorized on behalf of all the Lenders to use its reasonable discretion, without the necessity of any notice to, or further consent from, any Lender, to waive the imposition of the late charges provided in Section 2.8., up to a maximum of 2 times per calendar year.

     (b) CERTAIN REQUISITE LENDER CONSENTS. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing, and signed by the Requisite Lenders (which must include the Lender then acting as Agent), do any of the following:

          (i) amend Section 10.1. or waive any Default or Event of Default occurring under Section 11.1.(l); or

          (ii) modify the definitions of the terms "Total Liabilities", "Gross Asset Value" or "Indebtedness" (or the definitions used in such definition or the percentages or rates used in the calculation thereof); or

          (iii) approve any Unencumbered Pool Property pursuant to Section 4.1.(c); or

          (iv) rescind and annul any acceleration as provided in Section 11.2.(e) (including, without limitation, any optional acceleration declared by the Agent and Requisite Lenders pursuant to Section 11.1.(a)(ii)).

     (c) UNANIMOUS CONSENT. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing, and signed by all of the Lenders (or the Agent at the written direction of the Lenders), do any of the following:

          (i) increase the Commitments of the Lenders (excluding any increase as a result of an assignment of Commitments permitted under Section 13.6.) or subject the Lenders to any additional obligations except for any increases contemplated under Section 2.15.;

          (ii) reduce the principal of, or interest rates that have accrued or that will be charged on the outstanding principal amount of, any Loans or other Obligations;

          (iii) reduce the amount of any Fees payable to the Lenders hereunder;

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          (iv) postpone any date fixed for any payment of principal of, or interest on, any Loans or for the payment of Fees or any other Obligations;

          (v) change the Pro Rata Shares (excluding any change as a result of an assignment of Commitments permitted under Section 13.6. or an increase of Commitments effected pursuant to Section 2.15.);

          (vi) amend this Section or amend the definitions of the terms used in this Agreement or the other Loan Documents insofar as such definitions affect the substance of this Section;

          (vii) modify the definition of the term "Requisite Lenders" or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof;

          (viii) release any Guarantor from its obligations under the Guaranty (except for releases permitted under Sections 8.14.);

          (ix) modify the definition of the terms "Maximum Loan Availability" or "Unencumbered Pool Value" (and the definitions used in such definitions and the percentages and rates used in the calculation thereof); or

          (x) waive a Default or Event of Default under Section 11.1.(a).

     (d) AMENDMENT OF AGENT'S DUTIES, ETC. No amendment, waiver or consent unless in writing and signed by the Agent, in addition to the Lenders required hereinabove to take such action, shall affect the rights or duties of the Agent under this Agreement or any of the other Loan Documents. Any amendment, waiver or consent relating to Section 2.3. or the obligations of the Swingline Lender under this Agreement or any other Loan Document shall, in addition to the Lenders required hereinabove to take such action, require the written consent of the Swingline Lender. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon and any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose set forth therein. No course of dealing or delay or omission on the part of the Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. Any Event of Default occurring hereunder shall continue to exist until such time as such Event of Default is waived in writing in accordance with the terms of this Section, notwithstanding any attempted cure or other action by the Borrower, any other Loan Party or any other Person subsequent to the occurrence of such Event of Default. Except as otherwise explicitly provided for herein or in any other Loan Document, no notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

SECTION 13.8. NONLIABILITY OF AGENT AND LENDERS.

     The relationship between the Borrower, on the one hand, and the Lenders and the Agent, on the other hand, shall be solely that of borrower and lender. Neither the Agent nor any Lender shall have any fiduciary responsibilities to the Borrower and no provision in this Agreement or in any of the other Loan Documents, and no course of dealing between or among any of the parties hereto, shall be deemed to create any fiduciary duty owing by the Agent or any Lender to any Lender, the Borrower, any Subsidiary or any other Loan Party. Neither the Agent nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations.

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SECTION 13.9. CONFIDENTIALITY.

     Except as otherwise provided by Applicable Law, the Agent and each Lender shall utilize all non-public information obtained pursuant to the requirements of this Agreement which has been identified as confidential or proprietary by the Borrower in accordance with its customary procedure for handling confidential information of this nature and in accordance with safe and sound banking practices but in any event may make disclosure: (a) to any of their respective affiliates (provided any such affiliate shall agree to keep such information confidential in accordance with the terms of this Section); (b) as reasonably requested by any bona fide Assignee, Participant or other transferee in connection with the contemplated transfer of any Commitment or participations therein as permitted hereunder (provided they shall agree to keep such information confidential in accordance with the terms of this Section); (c) as required or requested by any Governmental Authority or representative thereof or pursuant to legal process or in connection with any legal proceedings; (d) to the Agent's or such Lender's independent auditors and other professional advisors (provided they shall be notified of the confidential nature of the information); (e) if an Event of Default exists, to any other Person, in connection with the exercise by the Agent or the Lenders of rights hereunder or under any of the other Loan Documents; and (f) to the extent such information
(x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Agent or any Lender on a nonconfidential basis from a source other than the Borrower or any Affiliate.

SECTION 13.10 INDEMNIFICATION.

     (a) The Borrower shall and hereby agrees to indemnify, defend and hold harmless the Agent, any affiliate of the Agent and each of the Lenders and their respective directors, officers, shareholders, agents, employees and counsel (each referred to herein as an "Indemnified Party") from and against any and all losses, costs, claims, damages, liabilities, deficiencies, judgments or expenses of every kind and nature (including, without limitation, amounts paid in settlement, court costs and the fees and disbursements of counsel incurred in connection with any litigation, investigation, claim or proceeding or any advice rendered in connection therewith, but excluding losses, costs, claims, damages, liabilities, deficiencies, judgments or expenses indemnification in respect of which is specifically covered by Section 3.11. or 5.1. or expressly excluded from the coverage of such Sections) incurred by an Indemnified Party in connection with, arising out of, or by reason of, any suit, cause of action, claim, arbitration, investigation or settlement, consent decree or other proceeding (the foregoing referred to herein as an "Indemnity Proceeding") which is in any way related directly or indirectly to: (i) this Agreement or any other Loan Document or the transactions contemplated thereby; (ii) the making of any Loans hereunder; (iii) any actual or proposed use by the Borrower of the proceeds of the Loans; (iv) the Agent's or any Lender's entering into this Agreement; (v) the fact that the Agent and the Lenders have established the credit facility evidenced hereby in favor of the Borrower; (vi) the fact that the Agent and the Lenders are creditors of the Borrower and have or are alleged to have information regarding the financial condition, strategic plans or business operations of the Borrower and the Subsidiaries; (vii) the fact that the Agent and the Lenders are material creditors of the Borrower and are alleged to influence directly or indirectly the business decisions or affairs of the Borrower and the Subsidiaries or their financial condition; (viii) the exercise of any right or remedy the Agent or the Lenders may have under this Agreement or the other Loan Documents; provided, however, that the Borrower shall not be

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obligated to indemnify any Indemnified Party for any acts or omissions of such
Indemnified Party in connection with matters described in this clause (viii) that constitute gross negligence or willful misconduct of such Indemnified Party; or (ix) any violation or non-compliance by the Borrower or any Subsidiary of any Applicable Law (including any Environmental Law) including, but not limited to, any Indemnity Proceeding commenced by (A) the Internal Revenue Service or state taxing authority or (B) any Governmental Authority or other Person under any Environmental Law, including any Indemnity Proceeding commenced by a Governmental Authority or other Person seeking remedial or other action to cause the Borrower or its Subsidiaries (or its respective properties) (or the Agent and/or the Lenders as successors to the Borrower) to be in compliance with such Environmental Laws.

     (b) The Borrower's indemnification obligations under this Section shall apply to all Indemnity Proceedings arising out of, or related to, the foregoing whether or not an Indemnified Party is a named party in such Indemnity Proceeding. In this connection, this indemnification shall cover all costs and expenses of any Indemnified Party in connection with any deposition of any Indemnified Party or compliance with any subpoena (including any subpoena requesting the production of documents). This indemnification shall, among other things, apply to any Indemnity Proceeding commenced by other creditors of the Borrower or any Subsidiary, any shareholder of the Borrower or any Subsidiary (whether such shareholder(s) are prosecuting such Indemnity Proceeding in their individual capacity or derivatively on behalf of the Borrower), any account debtor of the Borrower or any Subsidiary or by any Governmental Authority.

     (c) This indemnification shall apply to any Indemnity Proceeding arising during the pendency of any bankruptcy proceeding filed by or against the Borrower and/or any Subsidiary.

     (d) All out-of-pocket fees and expenses of, and all amounts paid to third-persons by, an Indemnified Party shall be advanced by the Borrower at the request of such Indemnified Party notwithstanding any claim or assertion by the Borrower that such Indemnified Party is not entitled to indemnification hereunder upon receipt of an undertaking by such Indemnified Party that such Indemnified Party will reimburse the Borrower if it is actually and finally determined by a court of competent jurisdiction that such Indemnified Party is not so entitled to indemnification hereunder.

     (e) An Indemnified Party may conduct its own investigation and defense of, and may formulate its own strategy with respect to, any Indemnity Proceeding covered by this Section and, as provided above, all costs and expenses incurred by such Indemnified Party shall be reimbursed by the Borrower. No action taken by legal counsel chosen by an Indemnified Party in investigating or defending against any such Indemnity Proceeding shall vitiate or in any way impair the obligations and duties of the Borrower hereunder to indemnify and hold harmless each such Indemnified Party; provided, however, that (i) if the Borrower is required to indemnify an Indemnified Party pursuant hereto and (ii) the Borrower has provided evidence reasonably satisfactory to such Indemnified Party that the Borrower has the financial wherewithal to reimburse such Indemnified Party for any amount paid by such Indemnified Party with respect to such Indemnity Proceeding, such Indemnified Party shall not settle or compromise any such Indemnity Proceeding without the prior written consent of the Borrower (which consent shall not be unreasonably withheld or delayed).

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     (f) If and to the extent that the obligations of the Borrower hereunder are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under Applicable Law.

     (g) The Borrower's obligations hereunder shall survive any termination of this Agreement and the other Loan Documents and the payment in full in cash of the Obligations, and are in addition to, and not in substitution of, any of the other obligations set forth in this Agreement or any other Loan Document to which it is a party.

SECTION 13.11. TERMINATION; SURVIVAL.

     At such time as (a) all of the Commitments have been terminated, (b) none of the Lenders is obligated any longer under this Agreement to make any Loans and (c) all Obligations (other than obligations which survive as provided in the following sentence) have been paid and satisfied in full, this Agreement shall terminate. The indemnities to which the Agent and the Lenders are entitled under the provisions of Sections 3.11., 5.1., 5.4., 12.7., 13.2. and 13.10. and any
other provision of this Agreement and the other Loan Documents, and the provisions of Section 13.5., shall continue in full force and effect and shall protect the Agent and the Lenders (i) notwithstanding any termination of this Agreement, or of the other Loan Documents, against events arising after such termination as well as before and (ii) at all times after any such party ceases to be a party to this Agreement with respect to all matters and events existing on or prior to the date such party ceased to be a party to this Agreement.

SECTION 13.12. SEVERABILITY OF PROVISIONS.

     Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 13.13. GOVERNING LAW.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

SECTION 13.14. COUNTERPARTS.

     This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

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SECTION 13.15. OBLIGATIONS WITH RESPECT TO LOAN PARTIES.

     The obligations of the Borrower to direct or prohibit the taking of certain actions by the other Loan Parties as specified herein shall be absolute and not subject to any defense the Borrower may have that the Borrower does not control such Loan Parties.

SECTION 13.16. INDEPENDENCE OF COVENANTS.

     All covenants hereunder shall be given in any jurisdiction independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

SECTION 13.17. LIMITATION OF LIABILITY.

     Neither the Agent nor any Lender, nor any affiliate, officer, director, employee, attorney, or agent of the Agent or any Lender shall have any liability with respect to, and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by the Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. The Borrower hereby waives, releases, and agrees not to sue the Agent or any Lender or any of the Agent's or any Lender's affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or financed hereby.

SECTION 13.18. ENTIRE AGREEMENT.

     This Agreement, the Notes, and the other Loan Documents referred to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto.

SECTION 13.19. CONSTRUCTION.

     The Agent, the Borrower and each Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the Agent, the Borrower and each Lender.

                         [Signatures on Following Pages]

     IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be executed by their authorized officers all as of the day and year first above written.

                                   BORROWER:

                                   Realty Income Corporation


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------





















                      [Signatures Continued on Next Page]

                 SIGNATURE PAGE TO CREDIT AGREEMENT DATED AS OF
                 OCTOBER 28, 2002 WITH REALTY INCOME CORPORATION


                                   WELLS FARGO BANK, NATIONAL ASSOCIATION, as
                                   Agent, as a Lender and as Swingline Lender


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   COMMITMENT AMOUNT:

                                   $70,000,000


                                   LENDING OFFICE (ALL TYPES OF LOANS) AND
                                   ADDRESS FOR NOTICES:

                                   401 B Street, Suite 304
                                   San Diego, CA  92101
                                   Attn:  Susan Rosenblatt
                                   Telecopier: (619) 699-3105
                                   Telephone:  (619) 699-3171



                       [Signatures Continued on Next Page]

                 SIGNATURE PAGE TO CREDIT AGREEMENT DATED AS OF
                 OCTOBER 28, 2002 WITH REALTY INCOME CORPORATION



                                   WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                   Lender


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   COMMITMENT AMOUNT:

                                   $30,000,000


                                   LENDING OFFICE (ALL TYPES OF LOANS) AND
                                   ADDRESS FOR NOTICES:

                                   201 South College Street
                                   NC 5708
                                   Charlotte, NC  28288
                                   Attn: Joy Auten
                                   Telecopier: (704) 383-7989
                                   Telephone:  (704) 715-1381

                 SIGNATURE PAGE TO CREDIT AGREEMENT DATED AS OF
                 OCTOBER 28, 2002 WITH REALTY INCOME CORPORATION



                                   BANK OF AMERICA, N.A., as Lender


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   COMMITMENT AMOUNT:

                                   $30,000,000


                                   LENDING OFFICE (ALL TYPES OF LOANS) AND
                                   ADDRESS FOR NOTICES:

                                   901 Main Street, 14th Floor
                                   Dallas, TX  75202
                                   Attn: Alan Tapley
                                   Telecopier: (214) 209-9419
                                   Telephone:  (214) 209-0993

                 SIGNATURE PAGE TO CREDIT AGREEMENT DATED AS OF
                 OCTOBER 28, 2002 WITH REALTY INCOME CORPORATION



                                   THE BANK OF NEW YORK, as Lender


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   COMMITMENT AMOUNT:

                                   $30,000,000


                                   LENDING OFFICE (ALL TYPES OF LOANS) AND
                                   ADDRESS FOR NOTICES RELATING TO FUNDING:

                                   One Wall Street, 15th Floor
                                   New York, NY  10005
                                   Attn: Dawn Hertling
                                   Telecopier: (212) 635-6399
                                   Telephone:  (212) 635-6742

                                   ADDRESS FOR NOTICES RELATING TO ALL OTHER
                                   MATTERS:

                                   10990 Wilshire Blvd, Ste 1125
                                   Los Angeles, CA  90024
                                   Attn:  Elizabeth Ying
                                   Telecopier: (310) 996-8667
                                   Telephone:  (310) 996-8661

                 SIGNATURE PAGE TO CREDIT AGREEMENT DATED AS OF
                 OCTOBER 28, 2002 WITH REALTY INCOME CORPORATION



                                   AMSOUTH BANK, as Lender


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   COMMITMENT AMOUNT:

                                   $20,000,000


                                   LENDING OFFICE (ALL TYPES OF LOANS) AND
                                   ADDRESS FOR NOTICES:

                                   1900 5th Avenue North, 9th Floor
                                   Birmingham, AL  35203
                                   Attn: Debbie Alexander
                                   Telecopier: (205) 326-4075
                                   Telephone:  (205) 326-4032

                 SIGNATURE PAGE TO CREDIT AGREEMENT DATED AS OF
                 OCTOBER 28, 2002 WITH REALTY INCOME CORPORATION



                                   U.S. BANK NATIONAL ASSOCIATION, as Lender


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   COMMITMENT AMOUNT:

                                   $20,000,000


                                   LENDING OFFICE (ALL TYPES OF LOANS) AND
                                   ADDRESS FOR NOTICES RELATING TO FUNDING:

                                   4100 Newport Place, Suite 950
                                   Newport Beach, CA  92660
                                   Attn: Lisa Rossin
                                   Telecopier: (949) 252-1759
                                   Telephone:  (949) 863-2478

                                   ADDRESS FOR NOTICES RELATING TO ALL OTHER
                                   MATTERS:

                                   U.S. Bank Commercial Real Estate / San Diego
                                   LM-CA-LJS2
                                   4330 La Jolla Village Drive, Suite 200
                                   San Diego, CA  92122
                                   Attn:  Kurt J. Huppert
                                   Telecopier: (858) 597-9814
                                   Telephone:  (858) 642-4631

                 SIGNATURE PAGE TO CREDIT AGREEMENT DATED AS OF
                 OCTOBER 28, 2002 WITH REALTY INCOME CORPORATION



                                   BANK OF MONTREAL, as Lender


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   COMMITMENT AMOUNT:

                                   $20,000,000


                                   LENDING OFFICE (ALL TYPES OF LOANS) AND
                                   ADDRESS FOR NOTICES:

                                   115 South LaSalle, 17W
                                   Chicago, IL  60603
                                   Attn: Debra Ann Delaney
                                   Telecopier: (312) 750-4345
                                   Telephone:  (312) 750-3771

                 SIGNATURE PAGE TO CREDIT AGREEMENT DATED AS OF
                 OCTOBER 28, 2002 WITH REALTY INCOME CORPORATION



                                   BANK ONE, NA, as Lender


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   COMMITMENT AMOUNT:

                                   $15,000,000


                                   LENDING OFFICE (ALL TYPES OF LOANS) AND
                                   ADDRESS FOR NOTICES:

                                   1 Bank One Plaza, IL 1-0318
                                   Chicago, IL  60670
                                   Attn: Marlene E. Zanoria
                                   Telecopier: (312) 732-1158
                                   Telephone:  (312) 732-7825

                 SIGNATURE PAGE TO CREDIT AGREEMENT DATED AS OF
                 OCTOBER 28, 2002 WITH REALTY INCOME CORPORATION



                                   CHEVY CHASE BANK, FSB, as Lender


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   COMMITMENT AMOUNT:

                                   $15,000,000


                                   LENDING OFFICE (ALL TYPES OF LOANS) AND
                                   ADDRESS FOR NOTICES:

                                   14601 Sweitzer Lane
                                   Laurel, MD  20707
                                   Attn: Doris Lakkis
                                   Telecopier: (301) 939-6959
                                   Telephone:  (301) 939-6966

                                    EXHIBIT A

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of          , 200  (the
                                                          ---------     -
"Agreement") by and among                             (the "Assignor"),
                          ----------------------------
                           (the "Assignee"), REALTY INCOME CORPORATION (the
--------------------------
"Borrower"), and Wells Fargo BANK, NATIONAL ASSOCIATION, as Agent (the "Agent").

     WHEREAS, the Assignor is a Lender under that certain Credit Agreement dated as of October 28, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the financial institutions party thereto and their assignees under Section 13.6 thereof, the Agent, and the other parties thereto;

     WHEREAS, the Assignor desires to assign to the Assignee all or a portion of the Assignor's Commitment under the Credit Agreement, all on the terms and conditions set forth herein; and

     WHEREAS, the Borrower and the Agent consent to such assignment on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     Section 1. ASSIGNMENT.

     (a) Subject to the terms and conditions of this Agreement and in consideration of the payment to be made by the Assignee to the Assignor pursuant
to Section 2 of this Agreement, effective as of              , 200  (the
                                               --------------     -
"Assignment Date") the Assignor hereby irrevocably sells, transfers and assigns
to the Assignee, without recourse, a $            interest (such interest being
                                      ------------
the "Assigned Commitment") in and to the Assignor's Commitment and all of the other rights and obligations of the Assignor under the Credit Agreement, such
Assignor's Revolving Note and the other Loan Documents representing       % in
                                                                    ------
respect of the aggregate amount of all Lenders' Commitments, including without limitation, a principal amount of outstanding Revolving Loans equal to
$         and all voting rights of the Assignor associated with the Assigned
 --------
Commitment, all rights to receive interest on such amount of Revolving Loans and all Fees with respect to the Assigned Commitment and other rights of the Assignor under the Credit Agreement and the other Loan Documents with respect to the Assigned Commitment, all as if the Assignee were an original Lender under and signatory to the Credit Agreement having a Commitment equal to the amount of the Assigned Commitment. The Assignee, subject to the terms and conditions hereof, hereby assumes all obligations of the Assignor with respect to the Assigned Commitment as if the Assignee were an original Lender under and signatory to the Credit Agreement having a Commitment equal to the Assigned Commitment, which obligations shall include, but shall not be limited to, the obligation of the Assignor to make Revolving Loans to the Borrower with respect to the Assigned Commitment and the obligation to indemnify the Agent as provided in the Credit Agreement (the foregoing obligations, together with all other similar obligations more particularly set forth in the Credit Agreement and the other Loan Documents, shall be referred to hereinafter, collectively, as the "Assigned Obligations"). [In addition, the Assignor hereby irrevocably sells, transfers and assigns to the Assignee, without recourse, a $
                                                            ---------------
interest in and to the Assignor's Bid Rate Note, including without limitation, a principal amount of outstanding Bid Rate Loans owing to the Assignor in an
aggregate amount equal to $           , all rights to receive interest on such
                           -----------
amount of Bid Rate Loans and other rights of the Assignor under the Credit Agreement and the other Loan Documents with respect to such Bid Rate Loans, all as if the Assignee had originally made such amount of Bid Rate Loans to the Borrower. The obligations assigned pursuant to the immediately preceding sentence shall constitute Assigned Obligations hereunder.] The Assignor shall have no further duties or obligations with respect to, and shall have no further interest in, the Assigned Obligations or the Assigned Commitment from and after the Assignment Date.

     (b) The assignment by the Assignor to the Assignee hereunder is without recourse to the Assignor. The Assignee makes and confirms to the Agent, the Assignor, and the other Lenders all of the representations, warranties and covenants of a Lender under Article XII of the Credit Agreement. Not in limitation of the foregoing, the Assignee acknowledges and agrees that, except as set forth in Section 4. below, the Assignor is making no representations or warranties with respect to, and the Assignee hereby releases and discharges the Assignor for any responsibility or liability for: (i) the present or future solvency or financial condition of the Borrower, any other Loan Party or any other Subsidiary, (ii) any representations, warranties, statements or information made or furnished by the Borrower, any other Loan Party or any other Subsidiary in connection with the Credit Agreement or otherwise, (iii) the validity, efficacy, sufficiency, or enforceability of the Credit Agreement, any Loan Document or any other document or instrument executed in connection therewith, or the collectibility of the Assigned Obligations, (iv) the perfection, priority or validity of any Lien with respect to any collateral at any time securing the Obligations or the Assigned Obligations under the Notes or the Credit Agreement and (v) the performance or failure to perform by the Borrower or any other Loan Party of any obligation under the Credit Agreement or any other Loan Document. Further, the Assignee acknowledges that it has, independently and without reliance upon the Agent, or on any affiliate or subsidiary thereof, or any other Lender and based on the financial statements supplied by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to become a Lender under the Credit Agreement. The Assignee also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any Note or pursuant to any other obligation. The Agent shall have no duty or responsibility whatsoever, either initially or on a continuing basis, to provide the Assignee with any credit or other information with respect to the Borrower, any other Loan Party or any other Subsidiary or to notify the undersigned of any Default or Event of Default except as expressly provided in the Credit Agreement. The Assignee has not relied on the Agent as to any legal or factual matter in connection therewith or in connection with the transactions contemplated thereunder.

     Section 2. PAYMENT BY ASSIGNEE. In consideration of the assignment made pursuant to Section 1. of this Agreement, the Assignee agrees to pay to the
Assignor on the Assignment Date, an amount equal to $         representing the
                                                     --------
aggregate principal amount outstanding of the Revolving Loans owing to the Assignor under the Credit Agreement and the other Loan Documents being assigned hereby. [Further, the Assignee agrees to pay to the Assignor on the Assignment
Date, an amount equal to $               representing the aggregate principal
                          --------------
amount outstanding of the Bid Rate Loans owing to the Assignor under the Credit Agreement and the other Loan Documents being assigned hereby.]

     Section 3. PAYMENTS BY ASSIGNOR. The Assignor agrees to pay to the Agent on the Assignment Date the administrative fee payable under Section 13.6(c) of the Credit Agreement.

     Section 4. REPRESENTATIONS AND WARRANTIES OF ASSIGNOR. The Assignor hereby represents and warrants to the Assignee that (a) as of the Assignment Date (i) the Assignor is a Lender under the Credit Agreement having a Commitment under the Credit Agreement immediately prior to the Assignment Date, equal to
$            and that the Assignor is not in default of its obligations under
 -----------
the Credit Agreement; and (ii) the outstanding balance of Revolving Loans owing to the Assignor [and the outstanding principal balance of Bid Rate Loans owing to the Assignor] (without reduction by any assignments thereof which have not
yet become effective) is $            [and $          , respectively]; and (b)
                          -----------       ----------
it is the legal and beneficial owner of the Assigned Commitment which is free and clear of any adverse claim created by the Assignor.

     Section 5. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF ASSIGNEE. The Assignee (a) represents and warrants that it is (i) legally authorized to enter into this Agreement; (ii) an "accredited investor" (as such term is used in Regulation D of the Securities Act) and (iii) an Eligible Assignee; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information (including without limitation the Loan Documents) as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) appoints and authorizes the Agent to take such action as contractual representative on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof together with such powers as are reasonably incidental thereto; (d) agrees that it will become a party to and shall be bound by the Credit Agreement and the other Loan Documents to which the other Lenders are a party on the Assignment Date and will perform in accordance therewith all of the obligations which are required to be performed by it as a Lender; and (e) is either (i) not organized under the laws of a jurisdiction outside the United States of America or (ii) has delivered to the Agent (with an additional copy for the Borrower) such items required under
Section 3.11. of the Credit Agreement to establish that payments to it under the Credit Agreement and the Notes are (x) not subject to United States Federal backup withholding tax and (y) not subject to United States Federal withholding tax under the Code.

     Section 6. RECORDING AND ACKNOWLEDGMENT BY THE AGENT. Following the execution of this Agreement, the Assignor will deliver to the Agent (a) a duly executed copy of this Agreement for acknowledgment and recording by the Agent and (b) the Assignor's Revolving Note [and Bid Rate Note]. The Borrower agrees to exchange such Note[s] for [a] new Note[s] as provided in Section 13.6(c) of the Credit Agreement. Upon such acknowledgment and recording, from and after the Assignment Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Assignment Date directly between themselves.

     Section 7. ADDRESSES. The Assignee specifies as its address for notices and its Lending Office for all Loans, the offices set forth below:


         --------------------------------------------
         --------------------------------------------
         Attention:
                   ----------------------------------
         Telephone No.:
                       ------------------------------
         Telecopy No.:
                      -------------------------------

     Section 8. PAYMENT INSTRUCTIONS. All payments to be made to the Assignee under this Agreement by the Assignor, and all payments to be made to the Assignee under the Credit Agreement, shall be made as provided in the Credit Agreement in accordance with the following instructions:

          -------------------------------------------
          -------------------------------------------
          -------------------------------------------
          -------------------------------------------

     Section 9. EFFECTIVENESS OF ASSIGNMENT. This Agreement, and the assignment and assumption contemplated herein, shall not be effective until (a) this Agreement is executed and delivered by each of the Assignor, the Assignee, the Agent and if required, the Borrower, and (b) the payment to the Assignor of the amounts owing by the Assignee pursuant to Section 2. hereof and (c) the payment to the Agent of the amounts owing by the Assignor pursuant to Section 3. hereof. Upon recording and acknowledgment of this Agreement by the Agent, from and after the Assignment Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Agreement, relinquish its rights (except as otherwise provided in Section
13.10 of the Credit Agreement) and be released from its obligations under the Credit Agreement; provided, however, that if the Assignor does not assign its entire interest under the Loan Documents, it shall remain a Lender entitled to all of the benefits and subject to all of the obligations thereunder with respect to its Commitment.

     Section 10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

     Section 11. COUNTERPARTS. This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement.

     Section 12. HEADINGS. Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

     Section 13. AMENDMENTS; WAIVERS. This Agreement may not be amended, changed, waived or modified except by a writing executed by the Assignee and the Assignor.

     Section 14. ENTIRE AGREEMENT. This Agreement embodies the entire agreement between the Assignor and the Assignee with respect to the subject matter hereof and supersedes all other prior arrangements and understandings relating to the subject matter hereof.

     Section 15. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 16. DEFINITIONS. Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

     [Include this Section only if the Borrower's consent is required under
Section 13.6.(c) of the Credit Agreement] Section 17. AGREEMENTS OF THE BORROWER. The Borrower hereby agrees that the Assignee shall be a Lender under the Credit Agreement having a Commitment equal to the Assigned Commitment. The Borrower agrees that the Assignee shall have all of the rights and remedies of a Lender under the Credit Agreement and the other Loan Documents as if the Assignee were an original Lender under and signatory to the Credit Agreement, including, but not limited to, the right of a Lender to receive payments of principal and interest with respect to the Assigned Obligations, if any, and to the Revolving Loans made by the Lenders after the date hereof and to receive the Fees payable to the Lenders as provided in the Credit Agreement. Further, the Assignee shall be entitled to the benefit of the indemnification provisions from the Borrower in favor of the Lenders as provided in the Credit Agreement and the other Loan Documents. The Borrower further agrees, upon the execution and delivery of this Agreement, to execute in favor of the Assignee a Revolving Note in an initial amount equal to the Assigned Commitment and a Bid Rate Note. Further, the Borrower agrees that, upon the execution and delivery of this Agreement, the Borrower shall owe the Assigned Obligations to the Assignee as if the Assignee were the Lender originally making such Loans and entering into such other obligations.

                         [Signatures on Following Page]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Assumption Agreement as of the date and year first written above.

                                   ASSIGNOR:

                                   [NAME OF ASSIGNOR]


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                   PAYMENT INSTRUCTIONS

                                   [Bank]
                                   [Address]
                                   ABA No. :
                                   Account No.:
                                   Account Name:
                                   Reference:

                                   ASSIGNEE:

                                   [NAME OF ASSIGNEE]


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                   PAYMENT INSTRUCTIONS

                                   [Bank]
                                   [Address]
                                   ABA No. :
                                   Account No.:
                                   Account Name:
                                   Reference:







                                   Agreed and Consented to as of the
                                   date first written above.

                                   [Include signature of the Borrower only if
                                    required under Section 13.6.(c) of the
                                    Credit Agreement]

                                   BORROWER:

                                   REALTY INCOME CORPORATION


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

Accepted as of the date first written above.

AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent

By:
   ---------------------------------
   Name:
        ----------------------------
   Title:
         ---------------------------

                                    EXHIBIT B

                           FORM OF NOTICE OF BORROWING

                                          , 200
                                ----------     -

Wells Fargo Bank, National Association
401 B Street, Suite 304
San Diego, CA  92101
Attention:  Susan Rosenblatt

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of October 28, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Realty Income Corporation (the "Borrower"), the financial institutions party thereto and their assignees under
Section 13.6 thereof (the "Lenders"), Wells Fargo Bank, National Association, as Agent (the "Agent"), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

     1. Pursuant to Section 2.1(b) of the Credit Agreement, the Borrower hereby requests that the Lenders make Revolving Loans to the Borrower
          in an aggregate amount equal to $                 .
                                           -----------------

     3.   The Borrower requests that such Revolving Loans be made available to
          the Borrower on          , 200 .
                         ----------     -

     4. The Borrower hereby requests that such Revolving Loans be of the following Type:

          [CHECK ONE BOX ONLY]
              [ ] Base Rate Loan
              [ ] LIBOR Loan, with an initial Interest Period for a duration of:

                  [CHECK ONE BOX ONLY]
                      [ ] one month
                      [ ] two months
                      [ ] three months
                      [ ] six months

     5.   The proceeds of such Revolving Loans will be used for the following:

          --------------------------------------------------
          --------------------------------------------------.

     The Borrower hereby certifies to the Agent and the Lenders that as of the date hereof, as of the date of the making of the requested Revolving Loans, and after making such Revolving Loans, (a) no Default or Event of Default exists or would exist, and none of the conditions described in Section 2.14. would exist; and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, are and shall be true and correct with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents. In addition, the Borrower certifies to the Agent and the Lenders that all conditions to the making of the requested Revolving Loans contained in Article VI. of the Credit Agreement will have been satisfied at the time such Revolving Loans are made.

                                   REALTY INCOME CORPORATION


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                    EXHIBIT C

                         FORM OF NOTICE OF CONTINUATION

                                           , 200
                                   --------     -

Wells Fargo Bank, National Association
401 B Street, Suite 304
San Diego, CA  92101
Attention:  Susan Rosenblatt

Ladies and Gentlemen:

     Reference is made to that certain Credit Agreement dated as of October 28, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Realty Income Corporation (the "Borrower"), the financial institutions party thereto and their assignees under
Section 13.6 thereof (the "Lenders"), Wells Fargo Bank, National Association, as Agent (the "Agent"), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

     Pursuant to Section 2.9 of the Credit Agreement, the Borrower hereby requests a Continuation of Revolving Loans under the Credit Agreement, and in that connection sets forth below the information relating to such Continuation as required by such Section of the Credit Agreement:

     1.   The requested date of such Continuation is         , 200 .
                                                     --------     -

     2.   The aggregate principal amount of the Revolving Loans subject to the
          requested Continuation is $            and the portion of such
                                     -----------
          principal amount subject to such Continuation is
          $                     .
           ---------------------

     3.   The current Interest Period of the Revolving Loans subject to such
          Continuation ends on               , 200 .
                               --------------     -

     4. The duration of the Interest Period for the Revolving Loans or portion thereof subject to such Continuation is:

          [CHECK ONE BOX ONLY]

              [ ] one month
              [ ] two months
              [ ] three months
              [ ] six months

     The Borrower hereby certifies to the Agent and the Lenders that as of the date hereof, as of the proposed date of the requested Continuation, and after giving effect to such Continuation, no Default or Event of Default exists or will exist.

     If notice of the requested Continuation was given previously by telephone, this notice is to be considered the written confirmation of such telephone notice required by Section 2.9 of the Credit Agreement.

                                   REALTY INCOME CORPORATION


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                    EXHIBIT D

                          FORM OF NOTICE OF CONVERSION

                                           , 200
                                  ---------     -

Wells Fargo Bank, National Association
401 B Street, Suite 304
San Diego, CA  92101
Attention:  Susan Rosenblatt

Ladies and Gentlemen:

     Reference is made to the Credit Agreement dated as of October 28, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Realty Income Corporation (the "Borrower"), the financial institutions party thereto and their assignees under Section 13.6 thereof (the "Lenders"), Wells Fargo Bank, National Association, as Agent (the "Agent"), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

     Pursuant to Section 2.10 of the Credit Agreement, the Borrower hereby requests a Conversion of Revolving Loans of one Type into Revolving Loans of another Type under the Credit Agreement, and in that connection sets forth below the information relating to such Conversion as required by such Section of the Credit Agreement:

     1.   The requested date of such Conversion is               , 200 .
                                                   --------------     -

     2. The Type of Revolving Loans to be Converted pursuant hereto is currently:

          [CHECK ONE BOX ONLY]

              [ ] Base Rate Loan
              [ ] LIBOR Loan

     3.   The aggregate principal amount of the Revolving Loans subject to the
          requested Conversion is $                  and the portion of such
                                   -----------------
          principal amount subject to such Conversion is $                 .
                                                          -----------------

     4. The amount of such Revolving Loans to be so Converted is to be converted into Revolving Loans of the following Type:

          [CHECK ONE BOX ONLY]

              [ ] Base Rate Loan
              [ ] LIBOR Loan, with an initial Interest Period for a duration of:

                      [Check one box only]

                          [ ] one month
                          [ ] two months
                          [ ] three months
                          [ ]six months

     The Borrower hereby certifies to the Agent and the Lenders that as of the date hereof, as of the proposed date of the requested Conversion, and after giving effect to such Conversion, no Default or Event of Default exists or will exist.

     If notice of the requested Conversion was given previously by telephone, this notice is to be considered the written confirmation of such telephone notice required by Section 2.10 of the Credit Agreement.

                                   REALTY INCOME CORPORATION


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                    EXHIBIT E

                             FORM OF REVOLVING NOTE

$                                                                         , 200
 ------------------------                                     ------------     -

     FOR VALUE RECEIVED, the undersigned, REALTY INCOME CORPORATION (the "Borrower") hereby unconditionally promises to pay to the order of
                                                                   -------------
(the "Lender"), in care of Wells Fargo Bank, National Association, as Agent
(the "Agent"), to Wells Fargo Bank, National Association, 120 E. Park Place, Suite 100, El Segundo, California 90245, or at such other address as may be specified by the Agent to the Borrower, the principal sum of
                                                             -------------------
AND       /100 DOLLARS ($           ), or such lesser amount as may be the then
   -------               -----------
outstanding and unpaid balance of all Revolving Loans made by the Lender to the Borrower pursuant to, and in accordance with the terms of, the Credit Agreement.

     The Borrower further agrees to pay interest at said office, in like money, on the unpaid principal amount owing hereunder from time to time on the dates and at the rates and at the times specified in the Credit Agreement.

     This Revolving Note is one of the "Revolving Notes" referred to in the Credit Agreement dated as of October 28, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the financial institutions party thereto and their assignees under Section 13.6 thereof, the Agent, and the other parties thereto, and is subject to, and entitled to, all provisions and benefits thereof. Capitalized terms used herein and not defined herein shall have the respective meanings given to such terms in the Credit Agreement. The Credit Agreement, among other things, (a) provides for the making of Revolving Loans by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the Dollar amount first above mentioned, (b) permits the prepayment of the Loans by the Borrower subject to certain terms and conditions and (c) provides for the acceleration of the Revolving Loans upon the occurrence of certain specified events.

     The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

     Time is of the essence for this Note.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Revolving Note under seal as of the date written above.

                                   REALTY INCOME CORPORATION


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                    EXHIBIT F

                      FORM OF NOTICE OF SWINGLINE BORROWING

                                         , 200
                                ---------     -

Wells Fargo Bank, National Association
401 B Street, Suite 304
San Diego, CA  92101
Attention:  Susan Rosenblatt

Ladies and Gentlemen:

     Reference is made to the Credit Agreement dated as of October 28, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Realty Income Corporation (the "Borrower"), the financial institutions party thereto and their assignees under Section 13.6 thereof (the "Lenders"), Wells Fargo Bank, National Association, as Agent (the "Agent"), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

          1. Pursuant to Section 2.3(b) of the Credit Agreement, the Borrower hereby requests that the Swingline Lender make a Swingline Loan
               to the Borrower in an amount equal to $                   .
                                                      -------------------

          2.   The Borrower requests that such Swingline Loan be made available
               to the Borrower on               , 200 .
                                  -------------      -

          3. The proceeds of this Swingline Loan will be used for the following purpose:

               ------------------------------------------------------------
               ------------------------------------------------------------.

          4.   The Borrower requests that the proceeds of such Swingline Loan be
               made available to the Borrower by                  , 200 .
                                                 ----------------      -

          5.   The Borrower requests an Interest Period for such Swingline Loan
               of       Business Days (such Interest Period shall not exceed 7
                  -----
               Business Days).

     The Borrower hereby certifies to the Agent, the Swingline Lender and the Lenders that as of the date hereof, as of the date of the making of the requested Swingline Loan, and after making such Swingline Loan, (a) no Default or Event of Default exists or would exist, and none of the conditions described in Section 2.14. would exist; and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, are and shall be true and correct with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents. In addition, the Borrower certifies to the Agent and the Lenders that all conditions to the making of the requested Swingline Loan contained in Article
VI. of the Credit Agreement will have been satisfied at the time such Swingline Loan is made.

     If notice of the requested borrowing of this Swingline Loan was previously given by telephone, this notice is to be considered the written confirmation of such telephone notice required by Section 2.3(b) of the Credit Agreement.

                                   REALTY INCOME CORPORATION


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                    EXHIBIT G

                             FORM OF SWINGLINE NOTE


$25,000,000                                                              , 200
                                                           ----------- --     -

     FOR VALUE RECEIVED, the undersigned, REALTY INCOME CORPORATION (the "Borrower"), hereby promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Swingline Lender") to its address at 120 E. Park Place, Suite 100, El Segundo, California 90245, or at such other address as may be specified by the Swingline Lender to the Borrower, the principal sum of TWENTY FIVE MILLION AND NO/100 DOLLARS ($25,000,000) (or such lesser amount as shall equal the aggregate unpaid principal amount of Swingline Loans made by the Swingline Lender to the Borrower under the Credit Agreement), on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount owing hereunder, at the rates and on the dates provided in the Credit Agreement.

     The date, amount of each Swingline Loan, and each payment made on account of the principal thereof, shall be recorded by the Swingline Lender on its books and, prior to any transfer of this Note, endorsed by the Swingline Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Swingline Lender to made any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Swingline Loans.

     This Note is the "Swingline Note" referred to in the Credit Agreement dated as of October 28, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the financial institutions party thereto and their assignees under Section 13.6 thereof, the Agent, and the other parties thereto, and evidences Swingline Loans made to the Borrower thereunder. Terms used but not otherwise defined in this Note have the respective meanings assigned to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Swingline Loans upon the terms and conditions specified therein.

     This Note SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

     The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

     Time is of the essence for this Note.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Swingline Note under seal as of the date first written above.

                                   REALTY INCOME CORPORATION


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                           SCHEDULE OF SWINGLINE LOANS

     This Note evidences Swingline Loans made under the within-described Credit Agreement to the Borrower, on the dates and in the principal amounts set forth below, subject to the payments and prepayments of principal set forth below:

               PRINCIPAL AMOUNT   AMOUNT PAID OR    UNPAID PRINCIPAL    NOTATION
DATE OF LOAN       OF LOAN           PREPAID            AMOUNT          MADE BY
------------   ----------------   --------------    ----------------    --------

                                    EXHIBIT H

                         FORM OF BID RATE QUOTE REQUEST

                            --------------, -----

Wells Fargo Bank, National Association
401 B Street, Suite 304
San Diego, CA  92101
Attention:  Susan Rosenblatt

Ladies and Gentlemen:

     Reference is made to the Credit Agreement dated as of October 28, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Realty Income Corporation (the "Borrower"), the financial institutions party thereto and their assignees under Section 13.6 thereof (the "Lenders"), Wells Fargo Bank, National Association, as Agent (the "Agent"), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

     1. The Borrower hereby requests Bid Rate Quotes for the following proposed Bid Rate Borrowings:

Borrowing Date           Amount(1)            Type(2)         Interest Period(3)
--------------           ---------            -------         ------------------

         , 200           $                                                  days
---------     -           --------            -------         --------------


     2. The Borrower's Credit Rating, as applicable, as of the date hereof is:

                           S&P
                                   ---------
                           Moody's
                                   ---------
                           Fitch
                                   ---------




---------------------------------

(1) Minimum amount of $10,000,000 or larger multiple of $1,000.000.
(2) Insert either Absolute Rate (for Absolute Rate Loan) or LIBOR Margin (for LIBOR Margin Loan).
(3) Must be 30, 60 or 90 days.

     3. The proceeds of this Bid Rate borrowing will be used for the following purpose:

                ----------------------------------------------------------
                ----------------------------------------------------------.

     4. After giving effect to the Bid Rate Borrowing requested herein, the
        total amount of Bid Rate Loans outstanding shall be $              .
                                                             --------------

     The Borrower hereby certifies to the Agent and the Lenders that as of the date hereof, as of the date of the making of the requested Bid Rate Loans, and after making such Bid Rate Loans, (a) no Default or Event of Default exists or would exist, and none of the conditions described in Section 2.14. would exist; and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, are and shall be true and correct with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents. In addition, the Borrower certifies to the Agent and the Lenders that all conditions to the making of the requested Bid Rate Loans contained in Article VI. of the Credit Agreement will have been satisfied at the time such Bid Rate Loans are made.

                                   REALTY INCOME CORPORATION


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                    EXHIBIT I

                             FORM OF BID RATE QUOTE

                             ----------------, ----

Wells Fargo Bank, National Association
401 B Street, Suite 304
San Diego, CA  92101
Attention:  Susan Rosenblatt

Ladies and Gentlemen:

     Reference is made to the Credit Agreement dated as of October 28, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Realty Income Corporation (the "Borrower"), the financial institutions party thereto and their assignees under Section 13.6 thereof (the "Lenders"), Wells Fargo Bank, National Association, as Agent (the "Agent"), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

     In response to the Borrower's Bid Rate Quote Request dated              ,
                                                                ------------
200 , the undersigned hereby makes the following Bid Rate Quote(s) on the
   -
following terms:

     1. Quoting Lender:
                       ----------------------

     2. Person to contact at quoting Lender:
                                            ---------------------------

     3. The undersigned offers to make Bid Rate Loan(s) in the following principal amount(s), for the following Interest Period(s) and at the following Bid Rate(s):

Borrowing Date      Amount(1)     Type(2)     Interest Period(3)        Bid Rate
--------------      ---------     -------     -----------------         --------

        , 200       $                                      days                %
--------     -       --------     -------     -------------             -------

        , 200       $                                      days                %
--------     -       --------     -------     -------------             -------

        , 200       $                                      days                %
--------     -       --------     -------     -------------             -------



-----------------------------------
(1) Minimum amount of $5,000,000 or larger multiple of $100,000.
(2) Insert either Absolute Rate (for Absolute Rate Loan) or LIBOR Margin (for LIBOR Margin Loan).
(3) Must be 30, 60 or 90 days.

     The undersigned understands and agrees that the offer(s) set forth above, subject to satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate[s] the undersigned to make the Bid Rate Loan(s) for which any offer(s) [is/are] accepted, in whole or in part.



                                   ---------------------------------------------

                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                    EXHIBIT J

                        FORM OF BID RATE QUOTE ACCEPTANCE

                                           , 200
                                -----------     -

Wells Fargo Bank, National Association
401 B Street, Suite 304
San Diego, CA  92101
Attention:  Susan Rosenblatt

Ladies and Gentlemen:

     Reference is made to the Credit Agreement dated as of October 28, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Realty Income Corporation (the "Borrower"), the financial institutions party thereto and their assignees under Section 13.6 thereof (the "Lenders"), Wells Fargo Bank, National Association, as Agent (the "Agent"), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

     The Borrower hereby accepts the following offer(s) of Bid Rate Quotes to be
made available to the Borrower on             ,     :
                                  ------------ -----

Quote Date              Quoting Lender        Type            Amount Accepted
----------              --------------        ----            ---------------

       , 200                                                  $
-------     -           --------------      --------           -----------------

       , 200                                                  $
-------     -           --------------      --------           -----------------

       , 200                                                  $
-------     -           --------------      --------           -----------------

     The Borrower hereby certifies to the Agent and the Lenders that as of the date hereof, as of the date of the making of the requested Bid Rate Loans, and after making such Bid Rate Loans, (a) no Default or Event of Default exists or would exist, and none of the conditions described in Section 2.14. would exist; and (b) the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, are and shall be true and correct with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents. In addition, the Borrower certifies to the Agent and the Lenders that all conditions to the making of the requested Bid Rate Loans contained in Article VI. of the Credit Agreement will have been satisfied at the time such Bid Rate Loans are made.

                                   REALTY INCOME CORPORATION


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                    EXHIBIT K

                              FORM OF BID RATE NOTE
                                                                         , 200
                                                           --------------     -

     FOR VALUE RECEIVED, the undersigned, REALTY INCOME CORPORATION, a California corporation (the "Borrower"), hereby promises to pay to the order of
                     (the "Lender"), in care of Wells Fargo Bank, National
---------------------
Association, as Agent (the "Agent"), to Wells Fargo Bank, National Association, 120 E. Park Place, Suite 100, El Segundo, California 90245, or at such other address as may be specified by the Agent to the Borrower, the aggregate unpaid principal amount of Bid Rate Loans made by the Lender to the Borrower under the Credit Agreement, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Bid Rate Loan, at such office at the rates and on the dates provided in the Credit Agreement.

     The date, amount, interest rate and maturity date of each Bid Rate Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Bid Rate Loans made by the Lender.

     This Note is one of the "Bid Rate Notes" referred to in the Credit Agreement dated as of October 28, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the financial institutions party thereto and their assignees under
Section 13.6 thereof, the Agent, and the other parties thereto, and evidences Bid Rate Loans made by the Lender thereunder. Terms used but not otherwise defined in this Note have the respective meanings assigned to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Bid Rate Loans upon the terms and conditions specified therein.

     Except as permitted by Section 13.6 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

     This Note SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

     The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

     Time is of the essence for this Note.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Bid Rate Note under seal as of the date first written above.

                                   REALTY INCOME CORPORATION


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                           SCHEDULE OF BID RATE LOANS


     This Note evidences Bid Rate Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:

              Principal                      Maturity          Amount           Unpaid
Date of       Amount of      Interest         Date of          Paid or         Principal        Notation
Loan            Loan           Rate            Loan            Prepaid          Amount          Made By
----            ----           ----            ----            -------          ------          -------


                                    EXHIBIT L

                          FORM OF designation AGREEMENT


     THIS designation AGREEMENT dated as of         ,       (the "Agreement")
                                            -------- ------
by and among                              (the "Designating Lender"),
             -----------------------------
                             (the "Designated Lender") and Wells Fargo Bank,
----------------------------
National Association, as Agent (the "Agent").

     WHEREAS, the Designating Lender is a Lender under that certain Credit Agreement dated as of October 28, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Realty Income Corporation, a California corporation (the "Borrower"), the financial institutions party thereto and their assignees under Section 13.6 thereof (the "Lenders"), Wells Fargo Bank, National Association, as Agent (the "Agent"), and the other parties thereto;

     WHEREAS, pursuant to Section 13.6(d), the Designating Lender desires to designate the Designated Lender as its "Designated Lender" under and as defined in the Credit Agreement; and

     WHEREAS, the Agent consents to such designation on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     Section 1. DESIGNATION. Subject to the terms and conditions of this Agreement, the Designating Lender hereby designates the Designated Lender, and the Designated Lender hereby accepts such designation, to have a right to make Bid Rate Loans on behalf of the Designating Lender pursuant to Section 2.2. of the Credit Agreement. Any assignment by the Designating Lender to the Designated Lender of rights to make a Bid Rate Loan shall only be effective at the time such Bid Rate Loan is funded by the Designated Lender. The Designated Lender, subject to the terms and conditions hereof, hereby agrees to make such accepted Bid Rate Loans and to perform such other obligations as may be required of it as a Designated Lender under the Credit Agreement.

     Section 2. DESIGNATING LENDER NOT DISCHARGED. Notwithstanding the designation of the Designated Lender hereunder, the Designating Lender shall be and remain obligated to the Borrower, the Agent and the Lenders for each and every of the obligations of the Designating Lender and its related Designated Lender with respect to the Credit Agreement and the other Loan Documents, including, without limitation, any indemnification obligations under Section
12.7 of the Credit Agreement and any sums otherwise payable to the Borrower by the Designated Lender.

     Section 3. NO REPRESENTATIONS BY DESIGNATING LENDER. The Designating Lender makes no representation or warranty and, except as set forth in Section 8 below, assumes no responsibility pursuant to this Agreement with respect to (a) any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument and document furnished pursuant thereto and (b) the financial condition of the Borrower, any other Loan Party or any other Subsidiary of the Borrower or the performance or observance by the Borrower or any other Loan Party of any of its obligations under any Loan Document to which it is a party or any other instrument or document furnished pursuant thereto.

     Section 4. REPRESENTATIONS AND COVENANTS OF DESIGNATED LENDER. The Designated Lender makes and confirms to the Agent, the Designating Lender, and the other Lenders all of the representations, warranties and covenants of a Lender under Article XII of the Credit Agreement. Not in limitation of the foregoing, the Designated Lender (a) represents and warrants that it (i) is legally authorized to enter into this Agreement; (ii) is an "accredited investor" (as such term is used in Regulation D of the Securities Act) and (iii) meets the requirements of a "Designated Lender" contained in the definition of such term contained in the Credit Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant thereto and such other documents and information (including without limitation the Loan Documents) as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) confirms that it has, independently and without reliance upon the Agent, or on any affiliate thereof, or any other Lender and based on such financial statements and such other documents and information, made its own credit analysis and decision to become a Designated Lender under the Credit Agreement;
(d) appoints and authorizes the Agent to take such action as contractual representative on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof together with such powers as are reasonably incidental thereto; and (e) agrees that it will become a party to and shall be bound by the Credit Agreement, the other Loan Documents to which the other Lenders are a party on the Effective Date (as defined below) and will perform in accordance therewith all of the obligations which are required to be performed by it as a Designated Lender. The Designated Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any Note or pursuant to any other obligation. The Designated Lender acknowledges and agrees that except as expressly required under the Credit Agreement, the Agent shall have no duty or responsibility whatsoever, either initially or on a continuing basis, to provide the Designated Lender with any credit or other information with respect to the Borrower, any other Loan Party or any other Subsidiary or to notify the Designated Lender of any Default or Event of Default.

     Section 5. APPOINTMENT OF DESIGNATING LENDER AS ATTORNEY-IN-FACT. The Designated Lender hereby appoints the Designating Lender as the Designated Lender's agent and attorney-in-fact, and grants to the Designating Lender an irrevocable power of attorney, to receive any and all payments to be made for the benefit of the Designated Lender under the Credit Agreement, to deliver and receive all notices and other communications under the Credit Agreement and other Loan Documents and to exercise on the Designated Lender's behalf all rights to vote and to grant and make approvals, waivers, consents of amendments to or under the Credit Agreement or other Loan Documents. Any document executed by the Designating Lender on the Designated Lender's behalf in connection with the Credit Agreement or other Loan Documents shall be binding on the Designated Lender. The Borrower, each Agent and each of the Lenders may rely on and are beneficiaries of the preceding provisions.

     Section 6. ACCEPTANCE BY THE AGENT. Following the execution of this Agreement by the Designating Lender and the Designated Lender, the Designating Lender will (i) deliver to the Agent a duly executed original of this Agreement for acceptance by the Agent and (ii) pay to the Agent the fee, if any, payable under the applicable provisions of the Credit Agreement whereupon this Agreement shall become effective as of the date of such acceptance or such other date as may be specified on the signature page hereof (the "Effective Date").

     Section 7. EFFECT OF DESIGNATION. Upon such acceptance and recording by the Agent, as of the Effective Date, the Designated Lender shall be a party to the Credit Agreement with a right to make Bid Rate Loans as a Lender pursuant to
Section 2.2. of the Credit Agreement and the rights and obligations of a Lender related thereto; provided, however, that the Designated Lender shall not be required to make payments with respect to such obligations except to the extent of excess cash flow of the Designated Lender which is not otherwise required to repay obligations of the Designated Lender which are then due and payable. Notwithstanding the foregoing, the Designating Lender, as agent for the Designated Lender, shall be and remain obligated to the Borrower, the Agent and the Lenders for each and every of the obligations of the Designated Lender and the Designating Lender with respect to the Credit Agreement.

     Section 8. INDEMNIFICATION OF DESIGNATED LENDER. The Designating Lender unconditionally agrees to pay or reimburse the Designated Lender and save the Designated Lender harmless against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed or asserted by any of the parties to the Loan Documents against the Designated Lender, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Designated Lender hereunder or thereunder, provided that the Designating Lender shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Designated Lender's gross negligence or willful misconduct.

     Section 9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

     Section 10. COUNTERPARTS. This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement.

     Section 11. HEADINGS. Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

     Section 12. AMENDMENTS; WAIVERS. This Agreement may not be amended, changed, waived or modified except by a writing executed by all parties hereto.

     Section 13. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 14. DEFINITIONS. Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.


                         [Signatures on Following Page]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Designation Agreement as of the date and year first written above.

                                   Effective Date:
                                                  --------------------------


                                   DESIGNATING LENDER:

                                   [NAME OF DESIGNATING LENDER]


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                   DESIGNATED LENDER:

                                   [NAME OF DESIGNATED LENDER]


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

Accepted as of the date first written above.

AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent


By:
   ------------------------------------------
   Name:
        -------------------------------------
     Title:
           ----------------------------------

                                    EXHIBIT M

                            FORM OF EXTENSION REQUEST

                                          , 200
                              ------------     -

Wells Fargo Bank, National Association
401 B Street, Suite 304
San Diego, CA  92101
Attention:  Susan Rosenblatt

Ladies and Gentlemen:

     Reference is made to the Credit Agreement dated as of October 28, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Realty Income Corporation (the "Borrower"), the financial institutions party thereto and their assignees under Section 13.6 thereof (the "Lenders"), Wells Fargo Bank, National Association, as Agent (the "Agent"), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

     Pursuant to Section 2.13 of the Credit Agreement, the Borrower hereby requests that the Lenders and the Agent extend the current Revolving Credit
Termination Date of                       , 200  by a one-year period to
                    ------------------ ---     -
                     , 200 .
----------------- ---     -

     The Borrower hereby certifies to the Agent and the Lenders that as of the date hereof as of the proposed date of the requested extension, and after giving effect to such extension, no Default or Event of Default exists or will exist.

                                   REALTY INCOME CORPORATION


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

BOSTON                           Latham & Watkins                       NEW YORK
BRUSSELS                         ATTORNEYS AT LAW              NORTHERN VIRGINIA
CHICAGO                             www.lw.com                     ORANGE COUNTY
FRANKFURT                                                                  PARIS
HAMBURG                        ---------------------                   SAN DIEGO
HONG KONG                                                          SAN FRANCISCO
LONDON                                                            SILICON VALLEY
LOS ANGELES                                                            SINGAPORE
MILAN                                                                      TOKYO
MOSCOW                                                          WASHINGTON, D.C.
NEW JERSEY



--------------------------------------------------------------------------------
    633 West Fifth Street, Suite 4000 o Los Angeles, California 9007I-2007
             TELEPHONE: (2I3) 485-1234 o FAX: (2I3) 891-8763


                                  EXHIBIT N - 1

                                October 28, 2002

Wells Fargo Bank, National Association,
         as Agent
120 East Park Place, Suite 100
El Segundo, California 90245
and the Lenders listed on Schedule I hereto

Re: Credit Agreement among Realty Income Corporation, as borrower, the Banks listed therein, as lenders, and Wells Fargo Bank, N.A., as a lender, and as administrative agent and co-lead arranger
                        --------------------------

Ladies and Gentlemen:

We have acted as special counsel to Realty Income Corporation, a Maryland Corporation (the "Borrower"), Realty Income Texas Properties, L.P., a Delaware
                  --------
limited partnership (the "Partnership"), and Realty Income Texas Properties,
                          -----------
Inc., a Delaware corporation ("Properties") (each of the Partnership and
                               ----------
Properties a "Guarantor," and collectively, the "Guarantors," and together with
              ---------                          ----------
the Borrower, collectively referred to as the "Loan Parties"), in connection
                                               ------------
with that certain Credit Agreement dated as of October 28, 2002 (the "Credit
                                                                      ------
Agreement"), among the Borrower, the financial institutions listed therein as
---------
lenders (the "Lenders"), and Wells Fargo Bank, National Association ("Wells
              -------                                                 -----
Fargo"), as administrative agent for the Lenders (in such capacity, the
------
"Agent"), and the other Loan Documents (as defined below).
 -----

This opinion is rendered to you pursuant to Section 6.1(a)(iv)(A) of the Credit Agreement. Capitalized terms defined in the Credit Agreement, used herein and not otherwise defined herein, shall have the meanings given them in the Credit Agreement. As such special counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of rendering the opinions expressed below, except where a statement is qualified as to knowledge or awareness, in which case we have made no or limited inquiry as specified below. We have examined, among other things, the following:

(a) the Credit Agreement;

(b) those certain Revolving Notes dated October 28, 2002, made by the Borrower in favor of certain of the Lenders (collectively, the "Revolving
                                                                ---------
Notes");
-----

(c) that certain Swingline Note dated October 28, 2002, made by the Borrower in favor of the Wells Fargo (the "Swingline Note");
                                           --------------

(d) those certain Bid Rate Notes dated October 28, 2002, made by the Borrower in favor of certain of the Lenders (collectively, the "Bid Rate Notes," and
                                                       --------------
together with the Revolving Notes and the Swingline Note, collectively, the "Notes");
------

(e) that certain Guaranty dated October 28, 2002 made by the Guarantors in favor of the Agent, the Lenders and the Swingline Lender (collectively, the "Guaranty");
---------

(f) the (i) Certificate of Incorporation and Bylaws of Properties, and (ii) Certificate of Limited Partnership, as amended, and Limited Partnership Agreement of the Partnership (collectively, the "Guarantor Governing
                                                 -------------------
Documents");
---------

(g) the indenture(s), note(s), loan agreement(s), mortgage(s), deed(s) of trust, security agreement(s) and other written agreement(s) and instrument(s) creating, evidencing or securing indebtedness of the Borrower for borrowed money, identified to us by an officer of the Borrower as material to the Borrower (the "Material Agreements"); and
                   --------------------

(h) the court or administrative orders, writs, judgments or decrees specifically directed to the Borrower and identified to us by an officer of the Borrower as material to the Borrower (the "Court Orders").
                               ------------

The documents described in subsections (a) - (e) above are referred to herein collectively as the "Loan Documents."

With your consent we have relied upon the foregoing, including the representations and warranties of the Loan Parties in the Loan Documents and upon certificates of officer(s) of the Borrower with respect to certain factual matters relating to such parties. In addition, we have obtained and relied upon such certificates and assurances from public officials as we have deemed necessary. We have not independently verified such factual matters.

In our examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons executing documents, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies. In addition, we have assumed that the parties to the Loan Documents have not entered into any agreements of which we are unaware which modify the terms of the Loan Documents and have not otherwise expressly or by implication waived, or agreed to any modification of the Loan Documents.

We are opining herein as to the effect on the subject transactions only of the federal laws of the United States, the internal laws of the State of California, the General Corporation Law of the State of Delaware (as to the opinions in Paragraph 2) and the Delaware Revised Uniform Limited Partnership Act (as to the opinions in Paragraph 3) and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction, or, in the case of Delaware, any other laws, or as to any matters of municipal law or the laws of any local agencies within any state.

Our opinions set forth in paragraph 6 below are based upon our consideration of only those statutes, rules and regulations which, in our experience, are normally applicable to borrowers and guarantors in unsecured loan transactions. Whenever a statement herein is qualified by "to the best of our knowledge" or a similar phrase, it is intended to indicate that those attorneys in this firm who have rendered legal services in connection with the transactions contemplated by the Credit Agreement do not have current actual knowledge of the inaccuracy of such statement. Except as otherwise expressly indicated, however, we have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that we have any knowledge of any matters pertaining to such statement should be drawn from our representation of the Loan Parties.

For all of the following opinions, with your permission, we have assumed that:
(a) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has all requisite corporate power and authority to own and operate its properties, to carry on its business as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby; (b) the execution, delivery and performance of the Loan Documents to which it is a party have been duly authorized by all necessary organizational action by the Borrower; and (c) none of the execution and delivery of the Loan Documents to which the Borrower is a party, nor compliance on or prior to the date hereof with the terms and conditions thereof by the Borrower conflicts with, results in a breach of, or constitutes a default under, any of the terms, conditions or provisions of the governing documents of the Borrower. We understand that as to certain such matters you are receiving the opinion of Ballard Spahr Andrews & Ingersoll, LLP, separately provided to you, and we express no opinion with respect to those matters.

With your permission, in rendering our opinion with respect to the Material Agreements, we have assumed that, as of the date hereof and after giving effect to the Loans to be made under the Credit Agreement, Borrower will be in full compliance with all financial covenants contained in such Material Agreements, and we express no opinion with respect to such matters. Subject to the foregoing and the other matters set forth herein, and in reliance thereon, it is our opinion that, as of the date hereof:

     1. Based solely on certificates from public officials, we confirm that the Borrower is qualified to do business in the State of California.

     2. Properties is a corporation and is validly existing under the laws of the State of Delaware. Based solely on certificates from public officials, we confirm that Properties is in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and conduct its business and to enter into the Loan Documents to which it is a party and perform its obligations thereunder. The execution, delivery and performance of the Loan Documents to which Properties is a party has been duly authorized by all necessary corporate action of Properties and such Loan Documents have been duly executed and delivered by Properties.

     3. The Partnership is a limited partnership and is validly existing as a limited partnership under the laws of the State of Delaware. Based solely on certificates from public officials, we confirm that the Partnership is in good standing under the laws of the State of Delaware with limited partnership power and authority to own its properties and conduct its business and to enter into the Loan Documents to which it is a party and perform its obligations thereunder. The execution, delivery and performance of the Loan Documents to which the Partnership is a party has been duly authorized by all necessary limited partnership action of the Partnership and such Loan Documents have been duly executed and delivered by the Partnership. Based solely on certificates from public officials, we confirm that the Partnership is qualified to do business in the State of Texas.

     4. The Loan Documents to which it is a party have been duly executed and delivered by the Borrower.

     5. Each of the Loan Documents constitutes a legally valid and binding obligation of each of the Loan Parties which is a party thereto, enforceable against such Loan Party in accordance with its terms.

     6. The execution and delivery of the Loan Documents by each of the Loan Parties which is a party thereto, the borrowing of the Loans and the application of the proceeds thereof by the Borrower as provided in the Credit Agreement to repay the Borrower's prior credit lines, and the payment of the indebtedness of the Borrower evidenced by the Notes, do not as of the date hereof: (a) violate the provisions of the Guarantor Governing Documents, (b) violate any federal or California statute, rule or regulation applicable to any of the Loan Parties, including without limitation, Regulations T, U, or X of the Board of Governors of the Federal Reserve System, assuming that that the Borrower complies with the provisions of the Loan Documents relating to the use of proceeds; (c) result in the breach of or a default under any of the Material Agreements or Court Orders; or (d) require any consents, approvals, authorizations, registrations, declarations or filings by any of the Loan Parties under any federal or California statute, rule or regulation applicable to any of the Loan Parties. No opinion is expressed in clause (b) and (d) of this paragraph 6 as to the application of Section 547 and 548 of the federal Bankruptcy Code and comparable provisions of state law or of any antifraud laws, securities laws, and antitrust or trade regulation laws.

     7. No Loan Party is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

The opinions expressed herein do not include any opinions with respect to the creation, validity, perfection or priority of any security interest or lien. The opinions expressed in paragraph 5 above are further subject to the following limitations, qualifications and exceptions:

     a. THE EFFECT OF BANKRUPTCY, INSOLVENCY, REORGANIZATION, MORATORIUM OR OTHER SIMILAR LAWS RELATING TO OR AFFECTING THE RIGHTS OF CREDITORS GENERALLY, INCLUDING WITHOUT LIMITATION THE EFFECT ON UPSTREAM GUARANTIES OF SECTION 548 OF THE FEDERAL BANKRUPTCY CODE AND COMPARABLE PROVISIONS OF STATE LAW, AND THE EFFECT ON POTENTIALLY VOIDABLE PREFERENCES OF SECTION 547 OF THE FEDERAL BANKRUPTCY CODE;

     b. THE EFFECT OF GENERAL PRINCIPLES OF EQUITY, INCLUDING, WITHOUT LIMITATION, CONCEPTS OF MATERIALITY, REASONABLENESS, GOOD FAITH AND FAIR DEALING AND THE POSSIBLE UNAVAILABILITY OF SPECIFIC PERFORMANCE OR INJUNCTIVE RELIEF REGARDLESS OF WHETHER CONSIDERED IN A PROCEEDING IN EQUITY OR AT LAW;

     c. CERTAIN RIGHTS, REMEDIES AND WAIVERS CONTAINED IN THE LOAN DOCUMENTS MAY BE LIMITED OR RENDERED INEFFECTIVE BY APPLICABLE CALIFORNIA LAWS OR JUDICIAL DECISIONS GOVERNING SUCH PROVISIONS, BUT SUCH LAWS OR JUDICIAL DECISIONS DO NOT RENDER THE LOAN DOCUMENTS INVALID OR UNENFORCEABLE AS A WHOLE; AND

     d. WE EXPRESS NO OPINION AS TO THE VALIDITY OR ENFORCEABILITY OF ANY PROVISION OF THE LOAN DOCUMENTS THAT PERMITS THE AGENT OR THE LENDERS TO INCREASE THE RATE OF INTEREST, IMPOSE A PENALTY OR COLLECT A LATE CHARGE OR PREPAYMENT PREMIUM IN THE EVENT OF A DELINQUENCY OR DEFAULT.

Without limiting the generality of the foregoing, the opinions expressed above are also subject to the following limitations, exceptions and assumptions:

     a. THE UNENFORCEABILITY UNDER CERTAIN CIRCUMSTANCES OF PROVISIONS EXPRESSLY OR BY IMPLICATION WAIVING BROADLY OR VAGUELY STATING RIGHTS, UNKNOWN FUTURE RIGHTS, DEFENSES OR OBLIGATIONS OR RIGHTS GRANTED BY LAW, WHERE SUCH WAIVERS ARE AGAINST PUBLIC POLICY OR PROHIBITED BY LAW;

     b. THE UNENFORCEABILITY UNDER CERTAIN CIRCUMSTANCES OF PROVISIONS INDEMNIFYING A PARTY AGAINST LIABILITY FOR ITS OWN WRONGFUL OR NEGLIGENT ACTS OR WHERE SUCH INDEMNIFICATION IS CONTRARY TO PUBLIC POLICY OR PROHIBITED BY LAW;

     c. WE EXPRESS NO OPINION WITH RESPECT TO THE ENFORCEABILITY BY A FEDERAL COURT OF ANY FORUM SELECTION CLAUSE CONTAINED IN ANY OF THE LOAN DOCUMENTS;

     d. THE EFFECT OF SECTION 631(D) OF THE CALIFORNIA CODE OF CIVIL PROCEDURE, WHICH PROVIDES THAT A COURT MAY, IN ITS DISCRETION UPON JUST TERMS, ALLOW A TRIAL BY JURY ALTHOUGH THERE MAY HAVE BEEN A WAIVER OF TRIAL BY JURY;

     e. THE ENFORCEABILITY OF LIQUIDATED DAMAGES PROVISIONS OF THE LOAN DOCUMENTS MAY BE GOVERNED AND RESTRICTED BY SECTION 1671 OF THE CALIFORNIA CIVIL CODE;

     f. THE UNENFORCEABILITY UNDER CERTAIN CIRCUMSTANCES OF PROVISIONS TO THE EFFECT THAT RIGHTS OR REMEDIES ARE NOT EXCLUSIVE, THAT EVERY RIGHT OR REMEDY IS CUMULATIVE AND MAY BE EXERCISED IN ADDITION TO OR WITH ANY OTHER RIGHT OR REMEDY, THAT ANY RIGHT OR REMEDY MAY BE EXERCISED WITHOUT NOTICE, OR THAT FAILURE TO EXERCISE OR DELAY IN EXERCISING RIGHTS OR REMEDIES WILL NOT OPERATE AS A WAIVER OR ANY SUCH RIGHT OR REMEDY;

     g. THE EFFECT OF CALIFORNIA LAW, WHICH PROVIDES THAT A COURT MAY REFUSE TO ENFORCE, OR MAY LIMIT THE APPLICATION OF, A CONTRACT OR ANY CLAUSE THEREOF WHERE THE COURT FINDS AS A MATTER OF LAW TO HAVE BEEN UNCONSCIONABLE AT THE TIME IT WAS MADE OR CONTRARY TO PUBLIC POLICY;

     h. THE EFFECT OF 1717 OF THE CALIFORNIA CIVIL CODE, WHICH PROVIDES THAT, WHERE A CONTRACT PERMITS ONE PARTY TO A CONTRACT TO RECOVER ATTORNEYS' FEES, THE PREVAILING PARTY IN ANY ACTION TO ENFORCE ANY PROVISION OF THE CONTRACT SHALL BE ENTITLED TO RECOVER REASONABLE ATTORNEYS' FEES;

     i. WE ALSO ADVISE YOU OF CALIFORNIA STATUTORY PROVISIONS AND CASE LAW TO THE EFFECT THAT, IN CERTAIN CIRCUMSTANCES, A SURETY MAY BE EXONERATED IF THE CREDITOR MATERIALLY ALTERS THE ORIGINAL OBLIGATION OF THE PRINCIPAL WITHOUT THE CONSENT OF THE GUARANTOR, ELECTS REMEDIES FOR DEFAULT THAT IMPAIR THE SUBROGATION RIGHTS OF THE GUARANTOR AGAINST THE PRINCIPAL, OR OTHERWISE TAKES ANY ACTION WITHOUT NOTIFYING THE GUARANTOR THAT MATERIALLY PREJUDICES THE GUARANTOR. HOWEVER, THERE IS ALSO AUTHORITY TO THE EFFECT THAT A GUARANTOR MAY VALIDLY WAIVE SUCH RIGHTS IF THE WAIVERS ARE EXPRESSLY SET FORTH IN THE GUARANTY. WHILE WE BELIEVE THAT A CALIFORNIA COURT SHOULD HOLD THAT THE EXPLICIT LANGUAGE CONTAINED IN THE GUARANTY WAIVING SUCH RIGHTS IS ENFORCEABLE, WE EXPRESS NO OPINION WITH RESPECT TO THE EFFECT OF (I) ANY MODIFICATION TO OR AMENDMENT OF THE OBLIGATIONS OF THE BORROWER THAT MATERIALLY INCREASES SUCH OBLIGATIONS; (II) ANY ELECTION OF REMEDIES BY THE AGENT OR THE LENDERS FOLLOWING THE OCCURRENCE OF AN EVENT OF DEFAULT; OR (III) ANY OTHER ACTION BY THE AGENT OR THE LENDERS THAT MATERIALLY PREJUDICES THE BORROWER; AND

     j. THE EFFECT OF CALIFORNIA LAW AND COURT DECISIONS WHICH PROVIDE THAT CERTAIN SURETYSHIP RIGHTS AND DEFENSES ARE AVAILABLE TO A PARTY THAT ENCUMBERS ITS PROPERTY TO SECURE THE OBLIGATIONS OF ANOTHER;

     k. WE HAVE ASSUMED WITH YOUR PERMISSION THAT EACH OF THE LENDERS IS A MEMBER OF A CLASS OF LENDERS WHICH IS EXEMPT FROM THE USURY LAWS OF THE STATE OF CALIFORNIA.

In rendering the opinions expressed in paragraph 6 insofar as they require interpretation of the Material Agreements (i) we have assumed with your permission that all courts of competent jurisdiction would enforce such agreements as written but would apply the internal laws of the State of California without giving effect to any choice of law provisions contained therein or any choice of law principles which would result in application of the internal laws of any other state, (ii) to the extent that any questions of legality or legal construction have arisen in connection with our review, we have applied the laws of the State of California in resolving such questions,
(iii) we express no opinion with respect to the effect of any discretionary action or inaction by any of the Loan Parties under the Loan Documents or the Material Agreements which may result in a breach or default under any Material Agreement and (iv) we express no opinion with respect to any matters which require us to perform a mathematical calculation or make a financial or accounting determination. We advise you that certain of the Material Agreements may be governed by other laws, that such laws may vary substantially from the law assumed to govern for purposes of this opinion, and that this opinion may not be relied upon as to whether or not a breach or default would occur under the law actually governing such Material Agreements. To the extent that the obligations of each of the Loan Parties may be dependent upon such matters, we assume for purposes of this opinion that: all parties to the Loan Documents other than the Loan Parties have complied with any applicable requirement to file returns and pay taxes under the Franchise Tax Law of the State of California; all parties to the Loan Documents other than the Loan Parties are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization; all parties to the Loan Documents other than the Loan Parties have the requisite organizational power and authority to execute and deliver the Loan Documents and to perform their respective obligations under the Loan Documents to which they are a party; the Loan Documents to which such parties are a party have been duly authorized; and the Loan Documents to which such parties other than the Loan Parties are a party have been duly executed and delivered by such parties and constitute their legally valid and binding obligations, enforceable against them in accordance with their terms. We express no opinion as to compliance by any parties (other than as to the Loan Parties as set forth herein) to the Loan Documents with any state or federal laws or regulations applicable to the subject transactions because of the nature of their or their affiliates' business.

This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose or relied upon by any other person, firm or corporation for any purpose, without our prior written consent. At your request, we hereby consent to (i) reliance hereon by any future assignees of your interests in the Credit Agreement as expressly permitted by the Credit Agreement and (ii) the furnishing of copies of this opinion to counsel to such assignees; provided that you have notified such assignee or counsel that this opinion speaks only as of the date hereof and to its addressees and such assignees and that we have no responsibility or obligation to update this opinion, to consider its applicability or correctness to other than its addressees and such assignees, or to take into account changes in law, facts or any other development of which we may later become aware.
                                                  Very truly yours,

                                   SCHEDULE I

               Wells Fargo Bank
               Bank of New York
               Bank of America
               Wachovia Bank
               AmSouth
               US Bank
               Bank of Montreal
               Bank One
               Chevy Chase Bank

                                  EXHIBIT N - 2

                                                                    FILE NUMBER
                                                                      898783


                                October 28, 2002



Wells Fargo Bank, National Association,
   as Lender and Administrative Agent
Suite 100
120 East Park Place
El Segundo, California 90245

And the Lenders Listed on Schedule A
   attached hereto and made a part hereof

            Re:      Credit Agreement by and among Realty Income
                     Corporation and Wells Fargo Bank, N.A., et al.
                     ----------------------------------------------

Ladies and Gentlemen:

     We have served as Maryland counsel to Realty Income Corporation, a Maryland corporation (the "Company"), in connection with certain matters of Maryland law arising out of a Credit Agreement, dated as of October 28, 2002 (the "Credit Agreement"), by and among the Company, Wells Fargo Bank, National Association ("Wells Fargo"), as Administrative Agent, Co Lead Arranger and Lender, Bank of America, N. A., as Co-Syndication Agent and Lender, Wachovia Bank, National Association, as Co-Syndication Agent and Lender, The Bank of New York, as Documentation Agent, Co-Lead Arranger and Lender and the other Lenders signatory thereto. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement. This firm did not participate in the negotiation or drafting of the Credit Agreement or the Notes (as herein defined).

     In connection with our representation of the Company, and as a basis for the opinion hereinafter set forth, we have examined the originals, or copies certified or otherwise identified to our satisfaction, of the following documents (hereinafter collectively referred to as the "Documents"):

     THE CHARTER OF THE COMPANY (THE "CHARTER"), CERTIFIED AS OF A RECENT DATE BY THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND (THE "SDAT");


     THE BYLAWS OF THE COMPANY (THE "BYLAWS"), CERTIFIED AS OF A RECENT DATE BY AN OFFICER OF THE COMPANY;


     3. A certificate of the SDAT, dated as of a recent date, as to the good standing of the Company;

     4. Resolutions of the Board of Directors of the Company relating to the authorization of the execution, delivery and performance of the Credit Agreement and the Notes (as hereinafter defined) by the Company, certified as of a recent date by an officer of the Company;

     5. The Credit Agreement, certified as of a recent date by an officer of the Company;

     6. Revolving Notes, in the aggregate principal amount of $250,000,000, dated October 28, 2002 (the "Revolving Notes"), by the Company in favor of the respective Lenders, certified as of a recent date by an officer of the Company;

     7. Swingline Note, in the principal amount of $25,000,000, dated October 28, 2002 (the "Swingline Note"), by the Company in favor of Wells Fargo Bank, National Association, certified as of a recent date by an officer of the Company;

     8. Bid Rate Notes, dated October 28, 2002 (the "Bid Rate Notes," and together with the Revolving Notes and the Swingline Note, the "Notes"), by the Company in favor of the respective Lenders, certified as of a recent date by an officer of the Company;

     9. Part I, Item 1, "Business", and Item 2, "Properties" (the "Form 10-K Sections") of the Company's Form 10-K for the fiscal year ended December 31, 2001, filed by the Company on or about March 21, 2002 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, certified as of a recent date by an officer of the Company;

     10. A certificate, executed as of a recent date by an officer of the Company; and

     11. Such other documents and matters as we have deemed necessary or appropriate to express the opinion set forth below, subject to the assumptions, limitations and qualifications stated herein.

     In expressing the opinion set forth below, we have assumed the following:

     1. Each individual executing any of the Documents, whether on behalf of such individual or another person, is legally competent to do so.

     2. Each individual executing any of the Documents on behalf of a party (other than the Company) is duly authorized to do so.

     3. Each of the parties (other than the Company) executing any of the Documents has duly and validly executed and delivered each of the Documents to which such party is a signatory, and such party's obligations set forth therein are legal, valid and binding and are enforceable in accordance with all stated terms.

     4. Any Documents submitted to us as originals are authentic. Any Documents submitted to us as certified or photostatic copies conform to the original documents. All signatures on all Documents are genuine. All public records reviewed or relied upon by us or on our behalf are true and complete. All representations, warranties, statements and information contained in the Documents are true and complete. There has been no oral or written modification of or amendment to any of the Documents, and there has been no waiver of any provision of any of the Documents, by action or omission of the parties or otherwise.

     The phrase "known to us" means the actual knowledge, without independent inquiry, of the lawyers at our firm who have performed legal services in connection with the issuance of this opinion.

     Based upon the foregoing, and subject to the assumptions, limitations and qualifications stated herein, it is our opinion that:

     1. The Company is a corporation duly incorporated and validly existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT. The Company has full corporate power to (i) conduct its business and to own, or hold under lease, its assets substantially as its business and assets are described in the Form 10-K Sections and (ii) enter into and deliver the Credit Agreement and the Notes and perform its obligations thereunder.

     2. The execution, delivery and performance of the Credit Agreement and the Notes by the Company have been duly authorized by all necessary corporate action by the Company.

     3. The execution, delivery and performance of the Credit Agreement and the Notes by the Company do not conflict with, result in a breach of, or constitute a default under, the Charter or the Bylaws and will not violate any Maryland law or any existing Maryland governmental regulation or rule to which it is subject.

     4. The execution, delivery and performance of the Credit Agreement and the Notes by the Company do not: (i) require the consent of any of the stockholders of the Company under the Charter, the Bylaws or the Maryland General Corporation Law; (ii) require any consent or approval from any government agency of the State of Maryland, except such consents or approvals which have been obtained or the failure to obtain which will not have a material adverse effect upon the consummation of the transactions contemplated by the Credit Agreement and the Notes or upon the financial condition, results of operations or business prospects of the Company, or (iii) conflict with, or violate, any law, rule or regulation of the State of Maryland or, so far as is known to us, any order, judgment, injunction or decree of any court of the State of Maryland applicable to Company or its properties.

     The foregoing opinion is limited to the substantive laws of the State of Maryland and we do not express any opinion herein concerning any other law. We express no opinion as to compliance with federal or state securities laws, including the securities laws of the State of Maryland, or as to federal or state laws regarding fraudulent transfers. Our opinion expressed in paragraph 3 and paragraph 4(ii) and (iii) above is based upon our consideration of only those consents, approvals, laws, rules and regulations of governmental agencies or bodies of the State of Maryland, if any, which, in our experience, are normally applicable to transactions of the type contemplated by the Credit Agreement and the Notes. The opinion expressed herein is subject to the effect of any judicial decision which may permit the introduction of parol evidence to modify the terms or the interpretation of agreements. We note that the Credit Agreement and the Notes and the Guaranty are governed by the laws of the State of California. To the extent that any matter as to which our opinion is expressed herein would be governed by the laws of any jurisdiction other than the State of Maryland, we do not express any opinion on such matter.

     We assume no obligation to supplement this opinion if any applicable law changes after the date hereof or if we become aware of any fact that might change the opinion expressed herein after the date hereof.

     This opinion is being furnished to you solely for your benefit and may not be relied upon by, quoted in any manner to, or delivered (except delivery by the Lenders (i) to regulatory authorities, (ii) in connection with any litigation involving the Credit Agreement or the Notes or this opinion, or (iii) as otherwise required by law) to any other person or entity (other than Latham & Watkins, counsel to the Company, in connection with its opinion of even date herewith) without, in each instance, our prior written consent, except that a financial institution which is an Assignee (as defined in the Credit Agreement) of a Lender may rely on this opinion as if addressed to it on the date hereof.

                                             Very truly yours,

                                  EXHIBIT N - 3

                                October 28, 2002

Wells Fargo Bank, National Association,
         as Agent
120 East Park Place, Suite 100
El Segundo, California 90245

         and the Lenders listed on Schedule A

            Re: Credit Agreement among Realty Income Corporation, as borrower, the Banks listed therein, as lenders, and Wells Fargo Bank, N.A., as a lender, and as administrative
                                                          ---------------------
                     agent and co-lead arranger
                     --------------------------


Ladies and Gentlemen:

I have acted as General Counsel to Realty Income Corporation, a Maryland corporation (the "Borrower"), as Secretary to Realty Income Texas Properties, Inc. and as General Counsel to the General Partner of Realty Income Texas Properties, L.P., (together with the Borrower, the "Loan Parties") in connection with that certain Credit Agreement dated as of October 28, 2002 (the "Credit Agreement") among the Borrower, the Banks listed therein, as lenders (the "Lenders"), Wells Fargo Bank, National Association, as a lender, and Wells Fargo Bank, National Association, as administrative agent and co-lead arranger (the "Agent"), and the other Loan Documents (as defined below).

This opinion is rendered to you pursuant to Section 6.1(a)(iv) of the Credit Agreement. Capitalized terms defined in the Credit Agreement, used herein and not otherwise defined herein, shall have the meanings given them in the Credit Agreement.

In my capacity as the Borrower's General Counsel, I have made such legal and factual examinations and inquiries as I have deemed necessary or appropriate for purposes of this opinion, except whenever a statement herein is qualified by "to the best of my knowledge and information," "known to me" or a similar phrase, it is intended to indicate that I do not have current actual knowledge or information of the inaccuracy of the statement and that, except as otherwise expressly indicated, I have not undertaken any independent investigation to determine the accuracy of the statement, and no inference that I have any knowledge of any matters pertaining to the statement should be drawn from my representation of the Borrower. I have examined, among other things, the following:

(a)      the Credit Agreement;
(b)      the Revolving Notes;
(c)      the Swingline Note;
(d)      the Bid Rate Notes; and
(e)      the Guaranty.

The documents described in subsections (a) - (e) above are referred to herein collectively as the "Loan Documents."

In my examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, and the conformity to authentic original documents of all documents submitted to me as copies. I have also obtained and relied upon such certificates and assurances from public officials as I have deemed necessary for purposes of this opinion. I am opining herein as to the effect on the subject transaction only of the federal laws of the United States and the internal laws of the State of California, and I express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or, in the case of California, any other laws, or as to any matters of municipal law or the laws of any other local agencies within any state.

Subject to the foregoing and the other matters set forth herein, it is my opinion that, as of the date hereof that, to the best of my knowledge, there are no judgments outstanding against any of the Loan Parties or affecting any of their respective assets and there is no litigation or other proceeding pending or overtly threatened against any of the Loan Parties or their assets, in each case, that individually or in the aggregate would have a Material Adverse Effect on the Borrower.

This opinion is rendered only to you and is solely for your
benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose or relied upon by any other person, firm or corporation for any purpose, without my prior written consent. At your request, I hereby consent to (i) reliance hereon by any future assignees of your interests in the Credit Agreement as expressly permitted by the Credit Agreement and (ii) the furnishing of copies of this opinion to counsel to such assignees; provided that you have notified such assignee or counsel that this opinion
--------
speaks only as of the date hereof and to its addressees and such assignees and that I have no responsibility or obligation to update this opinion, to consider its applicability or correctness to other than its addressees and such assignees, or to take into account changes in law, facts or any other development of which I may later become aware.

                                   Very truly yours,




                                   Michael R. Pfeiffer
                                   Executive Vice President, General Counsel and
                                        Secretary

                                    EXHIBIT O
                                FORM OF GUARANTY

     THIS GUARANTY dated as of October 28, 2002 executed and delivered by each of the undersigned and the other Persons from time to time party hereto pursuant to the execution and delivery of an Accession Agreement in the form of Annex I hereto (all of the undersigned, together with such other Persons each a "Guarantor" and collectively, the "Guarantors") in favor of (a) WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Agent (the "Agent") for the Lenders under that certain Credit Agreement dated as of October 28, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Realty Income Corporation (the "Borrower"), the financial institutions party thereto and their assignees under Section 13.6 thereof (the "Lenders"), the Agent, and the other parties thereto, (b) THE LENDERS and (c) THE SWINGLINE LENDER.

     WHEREAS, pursuant to the Credit Agreement, the Agent and the Lenders have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

     WHEREAS, each Guarantor is owned or controlled by the Borrower;

     WHEREAS, the Borrower, each Guarantor and the other Subsidiaries of the Borrower, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Agent and the Lenders through their collective efforts;

     WHEREAS, each Guarantor acknowledges that it will receive direct and indirect benefits from the Agent and the Lenders making such financial accommodations available to the Borrower under the Credit Agreement and, accordingly, each Guarantor is willing to guarantee the Borrower's obligations to the Agent and the Lenders on the terms and conditions contained herein; and

     WHEREAS, each Guarantor's execution and delivery of this Guaranty is a condition to the Agent and the Lenders making, and continuing to make, such financial accommodations to the Borrower.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Guarantor, each Guarantor agrees as follows:

     Section 1. GUARANTY. Each Guarantor hereby absolutely, irrevocably and unconditionally guaranties the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the following (collectively referred to as the "Guarantied Obligations"): (a) all indebtedness and obligations owing by the Borrower to any Lender or the Agent under or in connection with the Credit Agreement and any other Loan Document to which the Borrower is a party, including without limitation, the repayment of all principal of the Revolving Loans, Bid Rate Loans and Swingline Loans, and the payment of all interest, fees, charges, reasonable attorneys' fees and other amounts payable to any Lender or the Agent thereunder or in connection therewith; (b) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; (c) all expenses, including, without limitation, reasonable attorneys' fees and disbursements, that are incurred by the Lenders and the Agent in the enforcement of any of the foregoing or any obligation of such Guarantor hereunder and (d) all other Obligations.

     Section 2. GUARANTY OF PAYMENT AND NOT OF COLLECTION. This Guaranty is a guaranty of payment, and not of collection, and a debt of each Guarantor for its own account. Accordingly, the Lenders and the Agent shall not be obligated or required before enforcing this Guaranty against any Guarantor: (a) to pursue any right or remedy the Lenders or the Agent may have against the Borrower, any other Loan Party or any other Person or commence any suit or other proceeding against the Borrower, any other Loan Party or any other Person in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of the Borrower, any other Loan Party or any other Person; or (c) to make demand of the Borrower, any other Loan Party or any other Person or to enforce or seek to enforce or realize upon any collateral security held by the Lenders or the Agent which may secure any of the Guarantied Obligations.

     Section 3. GUARANTY ABSOLUTE. Each Guarantor guarantees that the Guarantied Obligations will be paid strictly in accordance with the terms of the documents evidencing the same, regardless of any Applicable Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Lenders with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute, irrevocable and unconditional in accordance with its terms and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including without limitation, the following (whether or not such Guarantor consents thereto or has notice thereof):

     (a)(i) any change in the amount, interest rate or due date or other term of any of the Guarantied Obligations, (ii) any change in the time, place or manner of payment of all or any portion of the Guarantied Obligations, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other Loan Document, or any other document or instrument evidencing or relating to any Guarantied Obligations, or
(iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other Loan Documents, or any other documents, instruments or agreements relating to the Guarantied Obligations or any other instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

     (b) any lack of validity or enforceability of the Credit Agreement, any of the other Loan Documents, or any other document, instrument or agreement referred to therein or evidencing any Guarantied Obligations or any assignment or transfer of any of the foregoing;

     (c) any furnishing to the Agent or the Lenders of any security for the Guarantied Obligations, or any sale, exchange, release or surrender of, or realization on, any collateral securing any of the Obligations;

     (d) any settlement or compromise of any of the Guarantied Obligations, any security therefor, or any liability of any other party with respect to the Guarantied Obligations, or any subordination of the payment of the Guarantied Obligations to the payment of any other liability of the Borrower or any other Loan Party;

     (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Guarantor, the Borrower, any other Loan Party or any other Person, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding;

     (f) any act or failure to act by the Borrower, any other Loan Party or any other Person which may adversely affect such Guarantor's subrogation rights, if any, against the Borrower to recover payments made under this Guaranty;

     (g) any nonperfection or impairment of any security interest or other Lien on any collateral, if any, securing in any way any of the Obligations;

     (h) any application of sums paid by the Borrower, any Guarantor or any other Person with respect to the liabilities of the Borrower to the Agent and the Lenders, regardless of what liabilities of the Borrower remain unpaid;

     (i) any defect, limitation or insufficiency in the borrowing powers of the Borrower or in the exercise thereof; or

     (j) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a Guarantor hereunder (other than indefeasible payment in full).

     Section 4. ACTION WITH RESPECT TO GUARANTIED OBLIGATIONS. The Lenders and the Agent may, at any time and from time to time, without the consent of, or notice to, any Guarantor, and without discharging any Guarantor from its obligations hereunder, take any and all actions described in Section 3. and may otherwise: (a) amend, modify, alter or supplement the terms of any of the Guarantied Obligations, including, but not limited to, extending or shortening the time of payment of any of the Guarantied Obligations or changing the interest rate that may accrue on any of the Guarantied Obligations; (b) amend, modify, alter or supplement the Credit Agreement or any other Loan Document; (c) sell, exchange, release or otherwise deal with all, or any part, of any collateral securing any of the Obligations; (d) release any Loan Party or other Person liable in any manner for the payment or collection of the Guarantied Obligations; (e) exercise, or refrain from exercising, any rights against the Borrower, any other Loan Party or any other Person; and (f) apply any sum, by whomsoever paid or however realized, to the Guarantied Obligations in such order as the Lenders shall elect.

     Section 5. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby makes to the Agent and the Lenders all of the representations and warranties made by the Borrower with respect to or in any way relating to such Guarantor in the Credit Agreement and the other Loan Documents, as if the same were set forth herein in full.

     Section 6. COVENANTS. Each Guarantor will comply with all covenants which the Borrower is to cause such Guarantor to comply with under the terms of the Credit Agreement or any of the other Loan Documents.

     Section 7. WAIVER. Each Guarantor, to the fullest extent permitted by Applicable Law, hereby waives notice of acceptance hereof or any presentment, demand, protest or notice of any kind, and any other act or thing, or omission or delay to do any other act or thing, which in any manner or to any extent might vary the risk of such Guarantor or which otherwise might operate to discharge such Guarantor from its obligations hereunder.

     Section 8. INABILITY TO ACCELERATE LOAN. If the Agent and/or the Lenders are prevented under Applicable Law or otherwise from demanding or accelerating payment of any of the Guarantied Obligations by reason of any automatic stay or otherwise, the Agent and/or the Lenders shall be entitled to receive from each Guarantor, upon demand therefor, the sums which otherwise would have been due had such demand or acceleration occurred.

     Section 9. REINSTATEMENT OF GUARANTIED OBLIGATIONS. If claim is ever made on the Agent or any Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Guarantied Obligations, and the Agent or such Lender repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body of competent jurisdiction, or (b) any settlement or compromise of any such claim effected by the Agent or such Lender with any such claimant (including the Borrower or a trustee in bankruptcy for the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding on it, notwithstanding any revocation hereof or the cancellation of the Credit Agreement, any of the other Loan Documents, or any other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the Agent or such Lender for the amounts so repaid or recovered to the same extent as if such amount had never originally been paid to the Agent or such Lender.

     Section 10. SUBROGATION. Upon the making by any Guarantor of any payment hereunder for the account of the Borrower, such Guarantor shall be subrogated to the rights of the payee against the Borrower; provided, however, that such
                                              --------  -------
Guarantor shall not enforce any right or receive any payment by way of subrogation or otherwise take any action in respect of any other claim or cause of action such Guarantor may have against the Borrower arising by reason of any payment or performance by such Guarantor pursuant to this Guaranty, unless and until all of the Guarantied Obligations have been indefeasibly paid and performed in full. If any amount shall be paid to such Guarantor on account of or in respect of such subrogation rights or other claims or causes of action, such Guarantor shall hold such amount in trust for the benefit of the Agent and the Lenders and shall forthwith pay such amount to the Agent to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or to be held by the Agent as collateral security for any Guarantied Obligations existing.

     Section 11. PAYMENTS FREE AND CLEAR. All sums payable by each Guarantor hereunder, whether of principal, interest, fees, expenses, premiums or otherwise, shall be paid in full, without set-off or counterclaim or any deduction or withholding whatsoever (including any Taxes), and if such Guarantor is required by Applicable Law or by any Governmental Authority to make any such deduction or withholding, provided the requirements set forth in Section 3.11 of the Credit Agreement are satisfied, such Guarantor shall pay to the Agent and the Lenders such additional amount as will result in the receipt by the Agent and the Lenders of the full amount payable hereunder had such deduction or withholding not occurred or been required.

     Section 12. SET-OFF. In addition to any rights now or hereafter granted under any of the other Loan Documents or Applicable Law and not by way of limitation of any such rights, each Guarantor hereby authorizes the Agent and each Lender, at any time while an Event of Default exists, without any prior notice to such Guarantor or to any other Person, any such notice being hereby expressly waived, but in the case of a Lender subject to receipt of the prior written consent of the Agent exercised in its sole discretion, to set-off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Agent, such Lender or any affiliate of the Agent or such Lender, to or for the credit or the account of such Guarantor against and on account of any of the Guarantied Obligations, although such obligations shall be contingent or unmatured. Each Guarantor agrees, to the fullest extent permitted by Applicable Law, that any Participant may exercise rights of setoff or counterclaim and other rights with respect to its participation as fully as if such Participant were a direct creditor of such Guarantor in the amount of such participation.

     Section 13. SUBORDINATION. Each Guarantor hereby expressly covenants and agrees for the benefit of the Agent and the Lenders that all obligations and liabilities of the Borrower to such Guarantor of whatever description, including without limitation, all intercompany receivables of such Guarantor from the Borrower (collectively, the "Junior Claims") shall be subordinate and junior in right of payment to all Guarantied Obligations. If an Event of Default shall exist, then no Guarantor shall accept any direct or indirect payment (in cash, property or securities, by setoff or otherwise) from the Borrower on account of or in any manner in respect of any Junior Claim until all of the Guarantied Obligations have been indefeasibly paid in full.

     Section 14. AVOIDANCE PROVISIONS. It is the intent of each Guarantor, the Agent and the Lenders that in any Proceeding, such Guarantor's maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent and the Lenders) to be avoidable or unenforceable against such Guarantor in such Proceeding as a result of Applicable Law, including without limitation, (a) Section 548 of the Bankruptcy Code of 1978, as amended (the "Bankruptcy Code") and (b) any state fraudulent transfer or fraudulent conveyance act or statute applied in such Proceeding, whether by virtue of Section 544 of the Bankruptcy Code or otherwise. The Applicable Laws under which the possible avoidance or unenforceability of the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Agent and the Lenders) shall be determined in any such Proceeding are referred to as the "Avoidance Provisions". Accordingly, to the extent that the obligations of any Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guarantied Obligations for which such Guarantor shall be liable hereunder shall be reduced to that amount which, as of the time any of the Guarantied Obligations are deemed to have been incurred under the Avoidance Provisions, would not cause the obligations of any Guarantor hereunder (or any other obligations of such

Guarantor to the Agent and the Lenders), to be subject to avoidance under the Avoidance Provisions. This Section is intended solely to preserve the rights of the Agent and the Lenders hereunder to the maximum extent that would not cause the obligations of any Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Guarantor or any other Person shall have any right or claim under this Section as against the Agent and the Lenders that would not otherwise be available to such Person under the Avoidance Provisions.

     Section 15. INFORMATION. Each Guarantor assumes all responsibility for being and keeping itself informed of the financial condition of the Borrower and the other Loan Parties, and of all other circumstances bearing upon the risk of nonpayment of any of the Guarantied Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither of the Agent nor any Lender shall have any duty whatsoever to advise any Guarantor of information regarding such circumstances or risks.

     Section 16. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

     SECTION 17. WAIVER OF JURY TRIAL.
                 --------------------

     (a) EACH GUARANTOR, AND EACH OF THE AGENT AND THE LENDERS BY ACCEPTING THE BENEFITS HEREOF, ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN SUCH GUARANTOR, THE AGENT OR ANY OF THE LENDERS WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE GUARANTORS, THE LENDERS AND THE AGENT HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG EACH OF THE GUARANTORS, THE AGENT OR ANY OF THE LENDERS OF ANY KIND OR NATURE.

     (b) EACH GUARANTOR, AND EACH OF THE AGENT AND THE LENDERS BY ACCEPTING THE BENEFITS HEREOF, HEREBY AGREES THAT THE FEDERAL DISTRICT COURT OF THE NORTHERN DISTRICT OF CALIFORNIA OR, AT THE OPTION OF THE AGENT, ANY STATE COURT LOCATED IN SAN FRANCISCO, CALIFORNIA, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE GUARANTORS, THE AGENT OR ANY OF THE LENDERS, PERTAINING DIRECTLY OR INDIRECTLY TO THIS GUARANTY, OR ANY OTHER LOAN DOCUMENT OR TO ANY MATTER ARISING HEREFROM OR THEREFROM. EACH GUARANTOR AND EACH OF THE LENDERS EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS. EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GUARANTOR AT ITS ADDRESS FOR NOTICES PROVIDED FOR HEREIN. SHOULD A GUARANTOR

FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THIRTY DAYS AFTER THE MAILING THEREOF, SUCH GUARANTOR SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE AGENT OR ANY LENDER OR THE ENFORCEMENT BY THE AGENT OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

     (c) THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS AND THE TERMINATION OF THIS GUARANTY.

     Section 18. LOAN ACCOUNTS. The Agent and each Lender may maintain books and accounts setting forth the amounts of principal, interest and other sums paid and payable with respect to the Guarantied Obligations, and in the case of any dispute relating to any of the outstanding amount, payment or receipt of any of the Guarantied Obligations or otherwise, the entries in such books and accounts shall constitute prima facie evidence of amounts and other matters set forth therein. The failure of the Agent or any Lender to maintain such books and accounts shall not in any way relieve or discharge any Guarantor of any of its obligations hereunder.

     Section 19. WAIVER OF REMEDIES. No delay or failure on the part of the Agent or any Lender in the exercise of any right or remedy it may have against any Guarantor hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the Agent or any Lender of any such right or remedy shall preclude any other or further exercise thereof or the exercise of any other such right or remedy.

     Section 20. TERMINATION. This Guaranty shall remain in full force and effect with respect to each Guarantor until indefeasible payment in full of the Guarantied Obligations and the other Obligations and the termination or cancellation of the Credit Agreement in accordance with its terms.

     Section 21. SUCCESSORS AND ASSIGNS. Each reference herein to the Agent or any Lender shall be deemed to include such Person's respective successors and permitted assigns (including, but not limited to, any holder of the Guarantied Obligations) in whose favor the provisions of this Guaranty also shall inure, and each reference herein to each Guarantor shall be deemed to include such Guarantor's successors and assigns, upon whom this Guaranty also shall be binding. The Lenders may, in accordance with the applicable provisions of the Credit Agreement, assign, transfer or sell any Guarantied Obligation, or grant or sell participations in any Guarantied Obligations, to any Person without the consent of, or notice to, any Guarantor and without releasing, discharging or modifying any Guarantor's obligations hereunder. Each Guarantor hereby consents to the delivery by the Agent and any Lender to any Assignee or Participant (or any prospective Assignee or Participant) of any financial or other information regarding the Borrower or any Guarantor. No Guarantor may assign or transfer its obligations hereunder to any Person without the prior written consent of all Lenders and any such assignment or other transfer to which all of the Lenders have not so consented shall be null and void.

     Section 22. JOINT AND SEVERAL OBLIGATIONS. THE OBLIGATIONS OF THE GUARANTORS HEREUNDER SHALL BE JOINT AND SEVERAL, AND ACCORDINGLY, EACH GUARANTOR CONFIRMS THAT IT IS LIABLE FOR THE FULL AMOUNT OF THE "GUARANTIED OBLIGATIONS" AND ALL OF THE OBLIGATIONS AND LIABILITIES OF EACH OF THE OTHER GUARANTORS HEREUNDER.

     Section 23. AMENDMENTS. This Guaranty may not be amended except in writing signed by the Agent and each Guarantor.

     Section 24. PAYMENTS. All payments to be made by any Guarantor pursuant to this Guaranty shall be made in Dollars, in immediately available funds to the Agent at its Principal Office, not later than 11:00 a.m. San Francisco time, on the date one Business Day after demand therefor.

     Section 25. NOTICES. All notices, requests and other communications hereunder shall be in writing (including facsimile transmission or similar writing) and shall be given (a) to each Guarantor at its address set forth below its signature hereto, (b) to the Agent or any Lender at its address for notices provided for in the Credit Agreement, or (c) as to each such party at such other address as such party shall designate in a written notice to the other parties. Each such notice, request or other communication shall be effective (i) if mailed, when received; (ii) if telecopied, when transmitted; or (iii) if hand delivered, when delivered; provided, however, that any notice of a change of
                           --------  -------
address for notices shall not be effective until received.

     Section 26. SEVERABILITY. In case any provision of this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 27. HEADINGS. Section headings used in this Guaranty are for convenience only and shall not affect the construction of this Guaranty.

     Section 28. LIMITATION OF LIABILITY. Neither the Agent nor any Lender, nor any affiliate, officer, director, employee, attorney, or agent of the Agent or any Lender, shall have any liability with respect to, and each Guarantor hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by a Guarantor in connection with, arising out of, or in any way related to, this Guaranty or any of the other Loan Documents, or any of the transactions contemplated by this Guaranty, the Credit Agreement or any of the other Loan Documents. Each Guarantor hereby waives, releases, and agrees not to sue the Agent or any Lender or any of the Agent's or any Lender's affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Guaranty, the Credit Agreement or any of the other Loan Documents, or any of the transactions contemplated by the Credit Agreement or financed thereby.

     Section 29. DEFINITIONS. (a) For the purposes of this Guaranty:

     "Proceeding" means any of the following: (i) a voluntary or involuntary
      ----------
case concerning any Guarantor shall be commenced under the Bankruptcy Code of 1978, as amended; (ii) a custodian (as defined in such Bankruptcy Code or any other applicable bankruptcy laws) is appointed for, or takes charge of, all or any substantial part of the property of any Guarantor; (iii) any other proceeding under any Applicable Law, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding-up or composition for adjustment of debts, whether now or hereafter in effect, is commenced relating to any Guarantor; (iv) any Guarantor is adjudicated insolvent or bankrupt; (v) any order of relief or other order approving any such case or proceeding is entered by a court of competent jurisdiction; (vi) any Guarantor makes a general assignment for the benefit of creditors; (vii) any Guarantor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (viii) any Guarantor shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts;
(ix) any Guarantor shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing; or (x) any corporate action shall be taken by any Guarantor for the purpose of effecting any of the foregoing.

     (b) Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

     IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guaranty as of the date and year first written above.

                                   [GUARANTOR]


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                   Address for Notices for all Guarantors:

                                   c/o Realty Income Corporation

                                   -----------------------------
                                   -----------------------------
                                   Attention:
                                              --------------------------
                                   Telecopier:
                                              --------------------------
                                   Telephone:
                                              --------------------------

                                     ANNEX I

                           FORM OF ACCESSION AGREEMENT

     THIS ACCESSION AGREEMENT dated as of               ,      , executed and
                                         --------------- -----
delivered by                    , a                   (the "New Guarantor") in
            --------------------    -----------------
favor of (a) WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as Agent (the "Agent") for the Lenders under that certain Credit Agreement dated as of October 28, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Realty Income Corporation (the "Borrower"), the financial institutions party thereto and their assignees under Section 13.6 thereof (the "Lenders"), Wells Fargo Bank, National Association, as Agent (the "Agent"), and the other parties thereto, and (b) the Lenders.

     WHEREAS, pursuant to the Credit Agreement, the Agent and the Lenders have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

     WHEREAS, the New Guarantor is owned or controlled by the Borrower;

     WHEREAS, the Borrower, the New Guarantor and the other Subsidiaries of the Borrower, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Agent and the Lenders through their collective efforts;

     WHEREAS, the New Guarantor acknowledges that it will receive direct and indirect benefits from the Agent and the Lenders making such financial accommodations available to the Borrower under the Credit Agreement and, accordingly, the New Guarantor is willing to guarantee the Borrower's obligations to the Agent and the Lenders on the terms and conditions contained herein; and

     WHEREAS, the New Guarantor's execution and delivery of this Agreement is a condition to the Agent and the Lenders continuing to make such financial accommodations to the Borrower.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the New Guarantor, the New Guarantor agrees as follows:

     Section 1. ACCESSION TO GUARANTY. The New Guarantor hereby agrees that it is a "Guarantor" under the Guaranty and assumes all obligations of a "Guarantor" thereunder, all as if the New Guarantor had been an original signatory to the Guaranty. Without limiting the generality of the foregoing, the New Guarantor hereby:

     (a) irrevocably and unconditionally guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all Guarantied Obligations (as defined in the Guaranty);

     (b) makes to the Agent and the Lenders as of the date hereof each of the representations and warranties contained in Section 5 of the Guaranty and agrees to be bound by each of the covenants contained in Section 6 of the Guaranty; and

     (c) consents and agrees to each provision set forth in the Guaranty.

     SECTION 2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

     Section 3. Definitions. Capitalized terms used herein and not otherwise defined herein shall have their respective defined meanings given them in the Credit Agreement.


                            [Signatures on Next Page]

     IN WITNESS WHEREOF, the New Guarantor has caused this Accession Agreement to be duly executed and delivered under seal by its duly authorized officers as of the date first written above.

                                   [NEW GUARANTOR]


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                                (CORPORATE SEAL)

                                   Address for Notices:

                                   c/o Realty Income Corporation

                                   ---------------------------------------------
                                   ---------------------------------------------

                                   Attention:
                                             --------------------------
                                   Telecopier:
                                             --------------------------
                                   Telephone:
                                             --------------------------


Accepted:

WELLS FARGO BANK, NATIONAL
   ASSOCIATION,  as Agent


By:
   ---------------------------------------
   Name:
        ----------------------------------
   Title:
         ---------------------------------

                                    EXHIBIT P

                         FORM OF COMPLIANCE CERTIFICATE


     Reference is made to the Credit Agreement dated as of October 28, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Realty Income Corporation (the "Borrower"), the financial institutions party thereto and their assignees under Section 13.6 thereof (the "Lenders"), Wells Fargo Bank, National Association, as Agent (the "Agent"), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given to them in the Credit Agreement.

     Pursuant to Section 9.3 of the Credit Agreement, the undersigned hereby certifies on behalf of the Borrower to the Agent and the Lenders that:

     1. (a) The undersigned has reviewed the terms of the Credit Agreement and has made a review of the transactions, financial condition and other affairs of the Borrower and its Subsidiaries as of, and during the relevant accounting
period ending on,                , 200  and (b) such review has not disclosed
                 ----------------     -
the existence during such accounting period, and the undersigned does not have knowledge of the existence, as of the date hereof, of any condition or event constituting a Default or Event of Default [except as set forth on Attachment A hereto, which accurately describes the nature of the conditions(s) or event(s) that constitute (a) Default(s) or (an) Event(s) of Default and the actions which the Borrower (is taking)(is planning to take) with respect to such condition(s) or event(s)].

     2. Schedule 1 attached hereto accurately and completely sets forth the calculations required to establish compliance with Section 10.1 of the Credit Agreement on the date of the financial statements for the accounting period set forth above.

     3. As of the date hereof the aggregate outstanding principal amount of all outstanding Revolving Loans, together with the aggregate principal amount of all outstanding Swingline Loans and the aggregate outstanding principal amount of all outstanding Bid Rate Loans are less than or equal to the Maximum Loan Availability at such time.

     4. As of the date hereof, (a) no Default or Event of Default exists, and
(b) the representations and warranties of the Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except to the extent such representations or warranties specifically relate to an earlier date or such representations or warranties become untrue by reason of events or conditions otherwise permitted under the Credit Agreement or the other Loan Documents.

     IN WITNESS WHEREOF, the undersigned has signed this Compliance Certificate
on and as of                , 200 .
            ----------------     -


                                   ---------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                    EXHIBIT Q

                      FORM OF UNENCUMBERED POOL CERTIFICATE

     Reference is made to the Credit Agreement dated as of October 28, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among Realty Income Corporation (the "Borrower"), the financial institutions party thereto and their assignees under Section 13.6 thereof (the "Lenders"), Wells Fargo Bank, National Association, as Agent (the "Agent"), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given to them in the Credit Agreement.

     Pursuant to Section [9.4][4.1(b)][4.1(c)] of the Credit Agreement, the undersigned hereby certifies to the Lenders and the Agent that:

     1. With respect to each of the Properties listed on Schedule 1 attached hereto, that either:

     (a) (i) such Property is owned in fee simple by the Borrower or a Wholly Owned Subsidiary;

          (ii) such Property is a completed retail property and either (A) is leased to third party tenants on either a net lease basis or (B) is the Silverton Business Center;

          (iii) such Property is located in a State of the United States of America or in the District of Columbia;

          (iv) regardless of whether such Property is owned by the Borrower or a Subsidiary, the Borrower has the right directly, or indirectly through a Subsidiary, to take the following actions without the need to obtain the consent of any Person:

               (A) to create Liens on such Property as security for Indebtedness of the Borrower or such Subsidiary, as applicable; and

               (B) to sell, transfer or otherwise dispose of such Property;

          (v) neither such Property, nor if such Property is owned by a Subsidiary, any of the Borrower's direct or indirect ownership interest in such Subsidiary is subject to:

               (A) any Lien other than the Permitted Liens or

               (B) any Negative Pledge;

          (vi) either (A) the Occupancy Rate of such Property equals or exceeds 85% or (B) such Property is the Silverton Business Center and the Occupancy Rate equals or exceeds 80%;

          (vii) such Property is not a Development Property;

          (viii) such Property is not subject to a ground lease;

          (ix) such Property is free of all structural defects, title defects, environmental conditions or other adverse matters except for defects, conditions or matters individually or collectively which are not material to the profitable operation of such Property; and

          (x) such Property either (A) had an original purchase price not greater than $20,000,000 or (B) such Property is the Silverton Business Center.

         or

     (b) the Requisite Lenders have approved the inclusion of such Property as an Unencumbered Pool Property pursuant to Section 4.1(c) of the Credit Agreement.

     2. Schedule 2 attached hereto accurately and completely sets forth, in reasonable detail, the information required by the Agent and Lenders relating to each Unencumbered Pool Property* as of ___________, 200___.

     3. Schedule 3 attached hereto accurately and completely sets forth, in reasonable detail, the information required by the Agent and Lenders in determining the Borrowing Base and Maximum Loan Availability as of ___________, 200___.

     4. Schedule 4 attached hereto sets forth a description of all Properties which have ceased to be included as Unencumbered Pool Properties since the previous Unencumbered Pool Certificate most recently delivered to the Agent.

     5. As of the date hereof (a) no Default or Event of Default exists, and (b) the representations and warranties of the Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except to the extent such representations or warranties specifically relate to an earlier date or such representations or warranties become untrue by reason of events or conditions otherwise permitted under the Credit Agreement or the other Loan Documents.

     IN WITNESS WHEREOF, the undersigned has signed this Unencumbered Pool
Certificate on and as of                       , 200 .
                         ----------------------     -


--------------------------------------------------------------------------------


* If the Unencumbered Pool Certificate is delivered in connection with the submission of an Eligible Property as an Unencumbered Pool Property pursuant to Section 4.1(b) or (c), then each of the calculations set forth on Schedules 2 and 3 should include such Eligible Property as if it is already an Unencumbered Pool Property.

                                   --------------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title: Chief Financial Officer